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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AbbVie Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 6, 2013

        The Annual Meeting of the Stockholders of AbbVie Inc. will be held at the Beechwood Hotel, 363 Plantation Street, Worcester, Massachusetts 01605, on Monday, May 6, 2013, at 9:00 a.m. for the following purposes:

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  To elect 3 directors to hold office until the next Annual Meeting or until their successors are elected (Item 1 on the proxy card),

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  To ratify the appointment of Ernst & Young LLP as auditors of AbbVie for 2013 (Item 2 on the proxy card),

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  To vote on an advisory vote on the approval of executive compensation (Item 3 on the proxy card),

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  To determine, in an advisory vote, whether the stockholder advisory vote to approve executive compensation should occur every one, two or three years (Item 4 on the proxy card),

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  To approve the AbbVie 2013 Incentive Stock Program (Item 5 on the proxy card), and

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  To transact such other business as may properly come before the meeting.

Your Vote Is Important

        Please promptly vote your shares by telephone, using the Internet, or by signing and returning your proxy in the enclosed envelope if you received a printed version.

        The board of directors recommends that you vote FOR Items 1, 2, 3, and 5 on the proxy card.

        The board of directors recommends that you vote for an annual (1 YEAR) frequency of the stockholder advisory vote on executive compensation (Item 4 on the proxy card).

        The close of business on March 8, 2013, has been fixed as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting.

        AbbVie's 2013 Proxy Statement and 2012 Annual Report to Stockholders are available at www.abbvieinvestor.com. If you are a registered stockholder, you may access your proxy card by either:

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  Going to the following website: www.proxyvote.com, entering the information requested on your computer screen and following the simple instructions, or

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  Calling (in the United States, U.S. territories, and Canada) toll free 1-800-690-6903 on a touch-tone telephone and following the simple instructions provided by the recorded message.

        Admission to the meeting will be by admission card only. If you plan to attend, please complete and return the reservation form in the back of these materials and an admission card will be sent to you. Due to space limitations, reservation forms must be received before April 29, 2013. Each admission card, along with photo identification, admits one person. A stockholder may request two admission cards, but a guest must be accompanied by a stockholder.

By order of the board of directors.

Laura J. Schumacher
 Secretary

March 15, 2013

PROXY STATEMENT

i

PROXY STATEMENT

SOLICITATION OF PROXIES

        The accompanying proxy is solicited on behalf of the board of directors for use at the Annual Meeting of Stockholders. The meeting will be held on May 6, 2013, at the Beechwood Hotel, 363 Plantation Street, Worcester, Massachusetts 01605. This proxy statement and the accompanying proxy card are being mailed to stockholders on or about March 19, 2013.

INFORMATION ABOUT THE ANNUAL MEETING

Who Can Vote

        Stockholders of record at the close of business on March 8, 2013 will be entitled to notice of and to vote at the Annual Meeting. As of March 8, 2013, AbbVie had 1,582,985,989 outstanding shares of common stock, which are AbbVie's only outstanding voting securities. Each stockholder has one vote per share. Stockholders do not have the right to vote cumulatively in electing directors.

Notice and Access

        In accordance with the Securities and Exchange Commission's e-proxy rules, AbbVie mailed a Notice of Internet Availability of Proxy Materials (the "Notice") to certain stockholders in mid-March of 2013. The Notice describes the matters to be considered at the Annual Meeting and how the stockholders can access the proxy materials online. It also provides instructions on how those stockholders can vote their shares. If you received the Notice, you will not receive a print version of the proxy materials, unless you request one. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.

Voting by Proxy

        AbbVie's stockholders may vote their shares by telephone, the Internet, or at the Annual Meeting. If you vote by telephone or the Internet, you do not need to return your proxy card. The instructions for voting can be found with your proxy card, on the Notice, and on the website listed in the Notice. If you received or requested a printed version of the proxy card, you may also vote by mail.

Revoking a Proxy

        You may revoke your proxy by voting in person at the Annual Meeting or, at any time prior to the meeting:

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  by delivering a written notice to the secretary of AbbVie,

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  by delivering an authorized proxy with a later date, or

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  by voting by telephone or the Internet after you have given your proxy.

Discretionary Voting Authority

        Unless authority is withheld in accordance with the instructions on the proxy, the persons named in the proxy will vote the shares of AbbVie common stock covered by proxies they receive to elect the 3 nominees named in Item 1 on the proxy card. Should a nominee become unavailable to serve, the shares will be voted for a substitute designated by the board of directors, or for fewer than 3 nominees if, in the judgment of the proxy holders, such action is necessary or desirable.

        Where a stockholder has specified a choice for or against the ratification of the appointment of Ernst & Young LLP as auditors, the advisory vote on the approval of executive compensation, the advisory vote on the frequency of votes to approve executive compensation, the approval of the AbbVie

2013 Incentive Stock Program or where the stockholder has abstained on these matters, the shares of AbbVie common stock represented by the proxy will be voted (or not voted) as specified. Where no choice has been specified, the proxy will be voted FOR the ratification of Ernst & Young LLP as auditors, FOR the approval of executive compensation, FOR management's recommendation to hold a vote to approve executive compensation annually, and FOR the approval of the AbbVie 2013 Incentive Stock Program.

        The board of directors is not aware of any other issue which may properly be brought before the meeting. If other matters are properly brought before the meeting, the accompanying proxy will be voted in accordance with the judgment of the proxy holders.

Quorum and Vote Required to Approve Each Item on the Proxy

        A majority of the outstanding shares entitled to vote generally in the election of directors, represented in person or by proxy, constitutes a quorum. The affirmative vote of a majority of the shares represented at the meeting and entitled to vote on a matter shall be the act of the stockholders with respect to that matter.

Effect of Broker Non-Votes and Abstentions

        A proxy submitted by an institution such as a broker or bank that holds shares for the account of a beneficial owner may indicate that all or a portion of the shares represented by that proxy are not being voted with respect to a particular matter. This could occur, for example, when the broker or bank is not permitted to vote those shares in the absence of instructions from the beneficial owner of the stock. These "non-voted shares" will be considered shares not present and, therefore, not entitled to vote on those matters, although these shares may be considered present and entitled to vote for other purposes. Brokers and banks have discretionary authority to vote shares in the absence of instructions on matters the New York Stock Exchange considers "routine," such as the ratification of the appointment of the auditors. They do not have discretionary authority to vote shares in absence of instructions on "non-routine" matters. The election of directors, the advisory vote on the approval of executive compensation, the advisory vote on the frequency of votes to approve executive compensation, and the approval of the AbbVie 2013 Incentive Stock Program are considered "non-routine" matters. Non-voted shares will not affect the determination of the outcome of the vote on any matter to be decided at the meeting. Shares represented by proxies which are present and entitled to vote on a matter but which have elected to abstain from voting on that matter, other than the election of directors, will have the effect of votes against that matter.

Inspectors of Election

        The inspectors of election and the tabulators of all proxies, ballots, and voting tabulations that identify stockholders are independent and are not AbbVie employees.

Cost of Soliciting Proxies

        AbbVie will bear the cost of making solicitations from its stockholders and will reimburse banks and brokerage firms for out-of-pocket expenses incurred in connection with this solicitation. Proxies may be solicited by mail, telephone, Internet, or in person by directors, officers, or employees of AbbVie and its subsidiaries.

        AbbVie has retained Georgeson Inc. to aid in the solicitation of proxies, at an estimated cost of $19,500 plus reimbursement for reasonable out-of-pocket expenses.

 AbbVie Savings Plan

        Participants in the AbbVie Savings Plan will receive a voting instruction card for their shares of AbbVie common stock held in the AbbVie Savings Plan Trust. The Trust is administered by both a trustee and an investment committee. The trustee is Mercer Trust Company. The members of the investment committee are Timothy J. Richmond, Amarendra Duvvur, and William H.S. Preece, employees of AbbVie. The voting power with respect to the shares is held by and shared between the investment committee and the participants. The investment committee must solicit voting instructions from the participants and follow the voting instructions it receives. The investment committee may use its own discretion with respect to those shares of AbbVie common stock for which no voting instructions are received.

SEPARATION OF ABBVIE FROM ABBOTT LABORATORIES

        On January 1, 2013, AbbVie became an independent company as a result of the distribution by Abbott Laboratories ("Abbott") of 100% of the outstanding common stock of AbbVie to Abbott's shareholders (the "Separation"). Each Abbott shareholder of record as of the close of business on December 12, 2012 (the "Record Date") received one share of AbbVie common stock for each Abbott common share held as of the Record Date. AbbVie was incorporated in Delaware on April 10, 2012 and is comprised of Abbott's former research-based pharmaceuticals business. AbbVie's Registration Statement on Form 10 was declared effective by the U.S. Securities and Exchange Commission ("SEC" or the "Securities and Exchange Commission") on December 7, 2012. AbbVie's common stock began trading "regular-way" under the ticker symbol "ABBV" on the New York Stock Exchange on January 2, 2013. For additional information, please see AbbVie's Information Statement, which is attached as Exhibit 99.1 to AbbVie's Current Report on Form 8-K filed with the SEC on January 2, 2013.

CORPORATE GOVERNANCE MATERIALS

        AbbVie's corporate governance guidelines with the outline of directorship qualifications, director independence guidelines, code of business conduct and the charters of AbbVie's audit committee, compensation committee, nominations and governance committee, and public policy committee are all available in the corporate governance section of AbbVie's investor relations website at www.abbvieinvestor.com.

INFORMATION CONCERNING DIRECTOR NOMINEES (ITEM 1 ON PROXY CARD)

        The board of directors consists of three classes with each class currently comprised of three directors. Directors of one class are elected each year for a term of three years. The Class I directors are presented for re-election to hold office until the expiration of their terms at the 2016 Annual Meeting of stockholders and until their successors are elected and qualified or until their earlier death or resignation.

        Directors are elected by stockholders if a majority of the votes cast are "for" a director's reelection at the Annual Meeting, excluding abstentions and broker non-votes. For more information on the director majority vote standard, see AbbVie's By-Laws as listed as an exhibit to AbbVie's 2012 Annual Report on SEC Form 10-K.

Class I—Directors Whose Terms Expire in 2013

William H.L. Burnside                              Age 61
Retired Senior Vice President and Director at the Boston Consulting Group
Mr. Burnside is a retired senior vice president and director at The Boston Consulting Group (BCG), where he currently serves as an advisor. Prior to becoming managing partner of BCG's Los Angeles office in 1987, he worked in BCG's London and Chicago offices, servicing clients in telecommunications, media, defense, financial services, and manufacturing. Mr. Burnside is a director at Executive Service Corps Southern California and Audubon California. Through his experience with The Boston Consulting Group, Mr. Burnside acquired knowledge and understanding of corporate finance and capital markets matters, as well as global and domestic strategic advisory experience across a broad base of industries.

Edward J. Rapp                              Age 55
Group President for Construction Industries of Caterpillar Inc.
Mr. Rapp was appointed in early 2013 as the Caterpillar Inc. group president for construction industries based in Singapore. Mr. Rapp served as the chief financial officer of Caterpillar from 2010 to 2013 and was named a group president of Caterpillar in 2007. Mr. Rapp is presently a board member for FM Global, and Junior Achievement USA. He is currently a member of the University of Missouri College of Business Strategic Development Board. As a result of his tenure as group president and chief financial officer at Caterpillar, Inc., Mr. Rapp has acquired management, operational, and financial expertise with extensive global experience and provides the board with an informed perspective on financial and operational matters faced by a complex international company.

Roy S. Roberts                              Age 73
Emergency Financial Manager for Detroit Public Schools
Mr. Roberts is currently the emergency financial manager for Detroit Public Schools. Previously, he served as managing director of Reliant Equity Investors from 2000 to 2011. Mr. Roberts retired from General Motors in April 2000. At the time of his retirement, he was group vice president for North American Vehicle Sales, Service and Marketing of General Motors Corporation, having been elected to that position in October 1998. Mr. Roberts has served as director on the following boards: Thermon Manufacturing Company 2007-2010, Enova Systems, Inc., 2008-2011, Burlington Northern Santa Fe, 1991-2010, and Abbott Laboratories, 1998-2011. As a former executive of a major international corporation, Mr. Roberts has a strong record of valuable business, leadership, operational, and management experience which he brings to the board.

Class II—Directors Whose Terms Expire in 2014

Robert J. Alpern, M.D.                              Age 62
Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine
Dr. Alpern has served as the Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine since June 2004. From July 1998 to June 2004, Dr. Alpern was the Dean of The University of Texas Southwestern Medical Center. Dr. Alpern served on the Scientific Advisory Board of Ilypsa from 2004 until 2007 and since 2007 has served on the Scientific Advisory Board of Relypsa. Dr. Alpern also serves as a director of Abbott Laboratories and as a director on the Board of Yale—New Haven Hospital. As the Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine, Dean of The University of Texas Southwestern Medical Center, and as a director on the Board of Yale—New Haven Hospital, Dr. Alpern contributes valuable insights to the board through his medical and scientific expertise and his knowledge of the health care environment and the scientific nature of AbbVie's key research and development initiatives.

Edward M. Liddy                              Age 67
Partner, Clayton, Dubilier & Rice, LLC
Mr. Liddy has been a partner in the private equity investment firm Clayton, Dubilier & Rice, LLC since January 2010, having also been a partner at such firm from April to September 2008. From September 2008 to August 2009, Mr. Liddy was the interim chairman and chief executive officer of American International Group, Inc. (AIG). He served at AIG at the request of the U.S. Department of the Treasury. From January 1999 to April 2008, Mr. Liddy served as chairman of the board of the Allstate Corporation. He served as chief executive officer of Allstate from January 1999 to December 2006, President from January 1995 to May 2005, and chief operating officer from August 1994 to January 1999. Mr. Liddy currently serves on the board of directors of Abbott Laboratories, 3M Company, and The Boeing Company. In addition, Mr. Liddy formerly served on the boards of The Goldman Sachs Group, Inc. from 2003 to 2008 and The Boeing Company from 2007 to 2008. As the chairman and chief executive officer of Allstate Corporation and American International Group, Inc., Mr. Liddy brings valuable insights from the perspective of the insurance industry into AbbVie's pharmaceutical and medical device businesses. As a partner of Clayton, Dubilier & Rice, LLC, Mr. Liddy gained significant knowledge and understanding of finance and capital markets matters as well as global and domestic strategic advisory experience.

Frederick H. Waddell                              Age 59
Chairman of the Board and Chief Executive Officer of Northern Trust Corporation and The Northern Trust Company
Mr. Waddell has served as the chief executive officer of Northern Trust Corporation and The Northern Trust Company since January 2008 and as chairman of the board since November 2009. He served as president from February 2006 through September 2011, and as chief operating officer from February 2006 to January 2008. He is currently a board member at the Federal Reserve Bank of Chicago and served as a board member of Northern Trust from February 2006 to November 2009 prior to becoming the chairman of the board. As chairman and chief executive officer of Northern Trust Corporation and The Northern Trust Company, Mr. Waddell possesses broad financial services experience with a strong record of leadership in a highly regulated industry.

 Class III—Directors Whose Terms Expire in 2015

Roxanne S. Austin                              Age 52
President, Austin Investment Advisors
Ms. Austin is president of Austin Investment Advisors, a private investment and consulting firm, a position she has held since 2004. From July 2009 through July 2010, Ms. Austin also served as the president and chief executive officer of Move Networks, Inc., a provider of Internet television services. Ms. Austin served as president and chief operating officer of DIRECTV, Inc. from June 2001 to December 2003. Ms. Austin also previously served as executive vice president and chief financial officer of Hughes Electronics Corporation and as a partner of Deloitte & Touche LLP. Ms. Austin is also a director of Abbott Laboratories, Target Corporation, Teledyne Technologies, Inc. and Telefonaktiebolaget LM Ericsson. Through her extensive management and operating roles, including her financial roles, Ms. Austin contributes significant oversight and leadership experience, including financial expertise and knowledge of financial statements, corporate finance and accounting matters.

Richard A. Gonzalez                              Age 59
Chairman of the Board and Chief Executive Officer, AbbVie Inc.
Mr. Gonzalez is the chairman and chief executive officer of AbbVie. He served as Abbott's executive vice president of the pharmaceutical products group from July 2010 to December 2012, and was responsible for Abbott's worldwide pharmaceutical business, including commercial operations, research and development, and manufacturing. He also served as president, Abbott Ventures Inc., Abbott's medical technology investment arm, from 2009 to 2011. Mr. Gonzalez joined Abbott in 1977 and held various management positions before briefly retiring in 2007, including: Abbott's president and chief operating officer; president, chief operating officer of Abbott's Medical Products Group; senior vice president and president of Abbott's former Hospital Products Division (now Hospira, Inc.); vice president and president of Abbott's Health Systems Division; and divisional vice president and general manager for Abbott's Diagnostics Operations in the United States and Canada. As a result of his service as Abbott's executive vice president, Pharmaceutical Products Group since July 2010, his previous service as Abbott's president and chief operating officer and his more than 30-year career at Abbott, Mr. Gonzalez has developed valuable business, management and leadership experience, as well as extensive knowledge of AbbVie and its global operations. Mr. Gonzalez will be able to use his experience and knowledge to contribute key insights into strategic, management, and operational matters to AbbVie's board.

Glenn F. Tilton                              Age 64
Chairman of the Midwest, JPMorgan Chase & Co.
In 2011, Mr. Tilton became chairman of the Midwest for JPMorgan Chase & Co. and a member of its companywide executive committee. From October 2010 to December 2012, Mr. Tilton also served as the non-executive chairman of the board of United Continental Holdings, Inc. From September 2002 to October 2010, he served as chairman, president and chief executive officer of UAL Corporation, and chairman and chief executive officer of United Air Lines, Inc., its wholly owned subsidiary. Mr. Tilton is also a director of Abbott Laboratories, United Continental Holdings, Inc., and Phillips 66. Mr. Tilton also served on the board of directors of Lincoln National Corporation from 2002 to 2007, of TXU Corporation from 2005 to 2007, and of Corning Incorporated from 2010 to 2012. As chairman of the Midwest for JPMorgan Chase & Co. and having previously served as non-executive chairman of the board of United Continental Holdings, Inc., and chairman, president, and chief executive officer of UAL Corporation and United Air Lines, vice chairman of Chevron Texaco and as interim chairman of Dynegy, Inc., Mr. Tilton acquired strong management experience overseeing complex multinational businesses operating in highly regulated industries, as well as expertise in finance and capital markets matters.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors

        The board of directors was not fully constituted until immediately prior to the Separation on January 1, 2013. Throughout 2012, the board acted only by written consent in lieu of holding meetings. One non-management director was appointed to the board and the audit committee in November 2012. Prior to that time, the board was composed of officers of Abbott, AbbVie's former parent.

        AbbVie encourages its board members to attend the annual stockholder meeting. AbbVie did not hold an annual stockholder meeting in 2012.

        The board has determined that each of the following directors is independent in accordance with the New York Stock Exchange listing standards: R. J. Alpern, R. S. Austin, W. H.L. Burnside, E. M. Liddy, E. J. Rapp, R. S. Roberts, G. F. Tilton, and F. H. Waddell. To determine independence, the board applied the AbbVie Inc. director independence guidelines. The board also considered whether a director has any other material relationships with AbbVie or its subsidiaries and concluded that none of these directors had a relationship that impaired the director's independence. This included consideration of the fact that some of the directors are officers or serve on boards of companies or entities to which AbbVie sold products or made contributions or from which AbbVie purchased products and services during the year. This also included consideration of the fact that some of the directors serve on the board of Abbott, AbbVie's former parent. In making its determination, the board relied on both information provided by the directors and information developed internally by AbbVie.

        The board has risk oversight responsibility for AbbVie and administers this responsibility both directly and with assistance from its committees. The board has determined that the current leadership structure, in which the offices of chairman and chief executive officer are held by one individual and the chairman of the nominations and governance committee is appointed to be the lead director, ensures the appropriate level of oversight, independence, and responsibility is applied to all board decisions, including risk oversight, and is in the best interests of AbbVie and its stockholders. The lead director facilitates communication with the board and presides over regularly conducted executive sessions of the independent directors or sessions where the chairman of the board is not present. It is the role of the lead director to review and approve matters, such as agenda items, schedule sufficiency, and, where appropriate, information provided to other board members. The lead director is chosen by and from the independent members of the board of directors, and serves as the liaison between the chairman and the independent directors; however, all directors are encouraged to, and in fact do, consult with the chairman on each of the above topics, as well. The lead director, and each of the other directors, communicates regularly with the chairman and chief executive officer regarding appropriate agenda topics and other board related matters. The lead director also has the authority to call meetings of the independent directors and, if requested by major stockholders, ensures that he or she is available for consultation and direct communication.

        AbbVie directors have backgrounds that when combined provide a portfolio of experience and knowledge that serve AbbVie's governance and strategic needs. Director nominees are considered on the basis of a range of criteria including broad-based business knowledge and relationships, prominence and excellent reputations in their primary fields of endeavor, as well as a global business perspective and commitment to good corporate citizenship. They must have demonstrated experience and ability that is relevant to the board's oversight role with respect to AbbVie's business and affairs. Each director's biography includes the particular experience and qualifications that led the board to conclude that the director should serve on the board. The directors' biographies are in the section of the proxy captioned "Information Concerning Director Nominees."

 Committees of the Board of Directors

        The board of directors has five committees established in AbbVie's By-Laws: the executive committee, audit committee, compensation committee, nominations and governance committee, and public policy committee. Each of the members of the audit committee, compensation committee, nominations and governance committee, and public policy committee is independent.

        The executive committee, whose members are R. A. Gonzalez, chairman, R. S. Austin, E. M. Liddy, G. F. Tilton, and R. S. Roberts, did not meet prior to the Separation in 2012. This committee may exercise all the authority of the board in the management of AbbVie, except for matters expressly reserved by law for board action.

        The audit committee, whose members are R. S. Austin, chair, W. H.L. Burnside, E. J. Rapp, and F. H. Waddell, did not meet prior to the Separation in 2012. The committee is governed by a written charter. This committee assists the board of directors in fulfilling its oversight responsibility with respect to AbbVie's accounting and financial reporting practices and the audit process, the quality and integrity of AbbVie's financial statements, the independent auditors' qualifications, independence, and performance, the performance of AbbVie's internal audit function and internal auditors, certain areas of legal and regulatory compliance, and enterprise risk management. Each of the members of the audit committee is financially literate, as required of audit committee members by the New York Stock Exchange, and the independence requirements set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The board of directors has determined that R. S. Austin, the committee's chair, is an "audit committee financial expert."

        The compensation committee, whose members are E. M. Liddy, chairman, R. S. Austin, G. F. Tilton, and F. H. Waddell, did not meet prior to the Separation in 2012. The committee is governed by a written charter. This committee assists the board of directors in carrying out the board's responsibilities relating to the compensation of AbbVie's executive officers and directors. The compensation committee annually reviews the compensation paid to the directors and gives its recommendations to the full board regarding both the amount of director compensation that should be paid and the allocation of that compensation between equity-based awards and cash. In recommending director compensation, the compensation committee takes comparable director fees into account and reviews any arrangement that could be viewed as indirect director compensation. The processes and procedures used for the consideration and determination of executive compensation are described in the section of the proxy captioned "Compensation Discussion and Analysis." This committee also reviews, approves, and administers the incentive compensation plans in which any executive officer of AbbVie participates and all of AbbVie's equity-based plans. It may delegate the responsibility to administer and make grants under these plans to management, except to the extent that such delegation would be inconsistent with applicable law or regulations or with the listing rules of the New York Stock Exchange. The compensation committee has the sole authority, under its charter, to select, retain and/or terminate independent compensation advisors. The compensation committee reviews and discusses with management and its independent compensation advisor potential risks associated with AbbVie's compensation policies and practices as discussed in the section captioned "Compensation Risk Assessment." Each member of the committee qualifies as a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act and as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code. The committee has engaged Aon Hewitt to provide counsel and advice on executive and non-employee director compensation matters. Aon Hewitt, and its principal, report directly to the chair of the committee. The principal meets regularly, and as needed, with the committee in executive sessions, has direct access to the chair during and between meetings, and performs no other services for AbbVie or its senior executives. The committee determines what variables it will instruct Aon Hewitt to consider, and they include: peer groups against which performance and pay should be examined, financial metrics to be used to assess AbbVie's relative performance, competitive long-term incentive practices in the marketplace, and compensation levels relative to market practice. The committee negotiates and approves any fees paid to Aon Hewitt for these services. In 2012, the compensation committee of Abbott's board authorized payment of approximately $316,000 to Aon Hewitt for services rendered to the Abbott compensation committee relating to executive compensation. Separately, Abbott management engaged Aon Hewitt to perform and paid approximately $6 million for unrelated services, including actuarial work, pension design and administration, insurance, and general consulting. The Abbott compensation committee was informed about these services, but its formal approval was not requested. Based on an assessment of internally developed information and information provided by Aon Hewitt, the compensation committee has determined that the committee's independent compensation advisor does not have a conflict of interest. A copy of the compensation committee report is on page 28.

        The nominations and governance committee, whose members are G. F. Tilton, chairman, R. J. Alpern, W. H.L. Burnside, and R. S. Roberts, did not meet prior to the Separation in 2012. The committee is governed by a written charter. This committee assists the board of directors in identifying individuals qualified to become board members and recommends to the board the nominees for election as directors at the next annual meeting of stockholders, recommends to the board the persons to be elected as executive officers of AbbVie, recommends to the board the corporate governance guidelines applicable to AbbVie, oversees the evaluation of the Board and management, and serves in an advisory capacity to the board and the chairman of the board on matters of organization, management succession plans, major changes in the organizational structure of AbbVie, and the conduct of board activities. The process used by this committee to identify a nominee to serve as a member of the board of directors depends on the qualities being sought. From time to time, AbbVie engages an executive search firm to assist the committee in identifying individuals qualified to be board members. Board members should have backgrounds that when combined provide a portfolio of experience and knowledge that will serve AbbVie's governance and strategic needs. In the process of identifying nominees to serve as a member of the board of directors, the nominations and governance committee considers the board's diversity of ethnicity, gender, and geography and assesses the effectiveness of the process in achieving that diversity. Board candidates will be considered on the basis of a range of criteria, including broad-based business knowledge and relationships, prominence and excellent reputations in their primary fields of endeavor, as well as a global business perspective, commitment to good corporate citizenship, and ability to commit sufficient time and attention to the activities of the board. Directors should have demonstrated experience and ability that is relevant to the board of directors' oversight role with respect to AbbVie's business and affairs.

        The public policy committee, whose members are R. S. Roberts, chair, R. J. Alpern, E. M. Liddy, and E. J. Rapp, did not meet prior to the Separation in 2012. The committee is governed by a written charter. This committee assists the board of directors in fulfilling its oversight responsibility with respect to AbbVie's public policy, certain areas of legal and regulatory compliance, and governmental affairs and health care compliance issues that affect AbbVie by discharging the responsibilities set forth in its charter.

COMMUNICATING WITH THE BOARD OF DIRECTORS

        Stockholders and other interested parties may communicate with the board of directors by writing a letter to the chairman of the board, to the lead director, or to the independent directors c/o AbbVie Inc., 1 North Waukegan Road, AP34, North Chicago, Illinois 60064, Attention: corporate secretary. The corporate secretary regularly forwards to the addressee all letters other than mass mailings, advertisements, and other materials not relevant to AbbVie's business. In addition, directors regularly receive a log of all correspondence received by the company that is addressed to a member of the board and may request any correspondence on that log.

 DIRECTOR COMPENSATION

        AbbVie employees are not compensated for serving on the board or board committees. AbbVie's non-employee directors are compensated for their service under the AbbVie Non-Employee Directors' Fee Plan and the AbbVie 2013 Incentive Stock Program.

        The following table sets forth a summary of the non-employee directors' 2012 compensation paid by Abbott in respect of service to AbbVie.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
R. J. Alpern	$0	$0	$0	$0	$0	$0
R. S. Austin	0	0	0	0	0	0
W. H.L. Burnside	0	0	0	0	105,000	105,000
E. M. Liddy	0	0	0	0	0	0
E. J. Rapp	0	0	0	0	70,000	70,000
R. S. Roberts	0	0	0	0	105,000	105,000
G. F. Tilton	0	0	0	0	0	0
F. H. Waddell	0	0	0	0	105,000	105,000

(1)
Under the AbbVie Non-Employee Directors' Fee Plan, non-employee directors earn $10,500 for each month of service as a director and $1,000 for each month of service as a chairman of a board committee, other than the chairman of the audit committee. The chairman of the audit committee receives $1,500 for each month of service as a chairman of that committee and the other members of the audit committee receive $500 for each month of service as a committee member. No director received compensation under the AbbVie Non-Employee Directors' Fee Plan in 2012 because the board of directors and committees of the AbbVie board did not meet in 2012.

Fees earned under the AbbVie Non-Employee Directors' Fee Plan are paid in cash to the director, paid in the form of vested non-qualified stock options (based on an independent appraisal of their fair value), deferred (as a non-funded obligation of AbbVie), or paid currently into an individual grantor trust established by the director. The distribution of deferred fees and amounts held in a director's grantor trust generally commences at the later of when the director reaches age 65, or upon retirement from the board of directors. The director may elect to have deferred fees and fees deposited in trust credited to either a stock equivalent account that earns the same return as if the fees were invested in AbbVie stock or to a guaranteed interest account. If necessary, AbbVie contributes funds to a director's trust so that as of year-end the stock equivalent account balance (net of taxes) is not less than seventy-five percent of the market value of the related AbbVie common stock at year end.

(2)
The amounts reported in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board ASC Topic 718. AbbVie determines the grant date fair value of stock unit awards by multiplying the number of restricted stock units granted by the average of the high and low market prices of an AbbVie common share on the date of grant.

In addition to the fees described in footnote (1), the AbbVie 2013 Incentive Stock Program provides that each non-employee director elected to the board of directors at the annual stockholder meeting receives vested restricted stock units having a value of $113,000 (rounded down). In 2012, directors did not receive any units in respect of service to AbbVie because they were not elected at an annual stockholder meeting. The non-employee directors receive cash payments equal to the dividends paid on the AbbVie shares covered by the units at the same rate as other stockholders. Upon termination, retirement from the board, death, or a change in control of AbbVie, a non-employee director will receive one AbbVie common share for each restricted stock unit outstanding under the Incentive Stock Program.

  No restricted stock units were outstanding as of December 31, 2012.

(3)
No options were outstanding as of December 31, 2012.

(4)
The totals in this column include reportable interest credited under the AbbVie Non-Employee Directors' Fee Plan during the year. No interest was credited under the plan during 2012.

(5)
The amounts reported in this column include payments made by Abbott, AbbVie's former parent, to directors for service by those directors in connection with their participation at Abbott's board meetings in the fourth quarter of 2012, including meetings related to the separation of AbbVie from Abbott. These amounts were: W. H.L. Burnside, $105,000; E. J. Rapp, $70,000; R. S. Roberts, $105,000; and F. H. Waddell, $105,000. Charitable contributions made by AbbVie's non-employee directors are eligible for a matching contribution (up to $25,000 annually). AbbVie did not make any charitable matching contributions on behalf of any AbbVie directors during 2012.

 OWNERSHIP OF SECURITIES

Security Ownership of Executive Officers and Directors

        The table below reflects the number of shares of AbbVie common stock beneficially owned as of January 31, 2013, by each director, the chief executive officer, the chief financial officer, and the three other most highly paid executive officers (the "named executive officers"), and by all directors and executive officers of AbbVie as a group. It also reflects the number of stock equivalent units and restricted stock units held by non-employee directors under the AbbVie Non-Employee Directors' Fee Plan.

Name	Shares Beneficially Owned(1)(2)(3)	Stock Options Exercisable within 60 days of January 31, 2013	Stock Equivalent Units
R. A. Gonzalez	49,432	54,133	0
R. J. Alpern	8,559	0	0
R. S. Austin	23,066	0	0
W. H.L. Burnside	0	0	0
E. M. Liddy	5,121	0	0
E. J. Rapp	0	0	0
R. S. Roberts	20,000	0	0
G. F. Tilton	19,556	0	0
F. H. Waddell	0	0	0
L. J. Schumacher	207,785	214,198	0
W. J. Chase	90,250	98,175	0
C. Alban	153,206	191,949	0
J. M. Leonard	128,771	251,900	0
All directors and executive officers as a group (15 persons)(4)(5)	180,941	855,446	0

(1)
The table includes shares held in the executive officers' accounts in the AbbVie Savings Plan as follows: J. M. Leonard, 6,473; and all executive officers as a group, 8,117. Each officer has shared voting power and sole investment power with respect to the shares held in his or her account.

(2)
The table includes 20,749 restricted stock units held by the executive officers as a group. The officers do not have sole voting and investment power until the restrictions lapse. The table also includes restricted stock units held by the non-employee directors. The directors' units are payable in stock upon termination, retirement from the board, death, or a change in control of AbbVie as follows: R. J. Alpern, 8,559; R. S. Austin, 16,222; E. M. Liddy, 3,986; and G. F. Tilton, 12,206.

(3)
The table includes shared voting and/or investment power over shares as follows: G. F. Tilton, 350; W. J. Chase, 12,329; C. Alban, 40,442; and all directors and executive officers as a group, 41,403.

(4)
Certain executive officers of AbbVie are fiduciaries of employee benefit trusts maintained by AbbVie. As such, they have shared voting and/or investment power with respect to the common shares held by those trusts. The table does not include the shares held by the trusts.

(5)
Excluding the shared voting and/or investment power over the shares held by the trusts described in footnote(4), the directors and executive officers as a group together own less than one percent of the outstanding shares of AbbVie.

 Security Ownership of Principal Stockholders

        The table below reports the number of shares of common stock beneficially owned as of December 31, 2012, by BlackRock, Inc. (directly or through its subsidiaries), the only person known to AbbVie to own beneficially more than 5% of AbbVie's outstanding common stock. It is based on information contained in a Schedule 13G filed by BlackRock, Inc. with the Securities and Exchange Commission on February 8, 2013, in relation to Abbott stock as of December 31, 2012 prior to the Separation. BlackRock, Inc. reported it had sole voting and investment power with respect to these shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	86,070,356	5.45%

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        During 2012, AbbVie was part of Abbott Laboratories. On January 1, 2013, AbbVie became an independent Fortune 200 biopharmaceutical company. Due to the timing of the business separation, Abbott's compensation committee and board of directors made many of the compensation decisions described in this proxy statement regarding the Company's executives, including the five named executive officers: Richard A. Gonzalez, Chairman of the Board and Chief Executive Officer; Laura J. Schumacher, Executive Vice President, Business Development, External Affairs and General Counsel; William J. Chase, Executive Vice President, Chief Financial Officer; Carlos Alban, Executive Vice President, Commercial Operations; and John M. Leonard, M.D., Senior Vice President, Chief Scientific Officer.

        Subsequent to the business separation, AbbVie's compensation committee (the "Committee") and board of directors adopted compensation and benefit programs that are based on Abbott's, and reviewed decisions made by Abbott in 2012. In this Compensation Discussion and Analysis ("CD&A"), decisions made or reviewed by AbbVie's Committee are indicated by phrases like "the Committee established" or "the Committee decided." Decisions made by Abbott prior to AbbVie's separation are indicated by phrases like "Abbott established" or "Abbott decided."

        The CD&A describes the pay philosophy established for the Company's named executive officers, the process used to examine performance in the context of executive pay decisions, and the performance goals and results for each named executive officer.

        The Committee believes performance must always be evaluated compared to the goals of the business and assessed in the context of market and business conditions.

        Abbott achieved record sales of nearly $40 billion in 2012. The proprietary pharmaceutical segment of Abbott, representing the majority of AbbVie's revenue, delivered sales of $18 billion, up more than 8 percent globally on an operational basis, excluding a nearly 3 percent negative impact from foreign exchange. Performance was driven by double-digit growth from both HUMIRA and AndroGel and continued growth from the company's portfolio of market-leading therapies, including Creon and Synthroid.

        In addition to strong sales growth, in 2012 the proprietary pharmaceutical segment of Abbott that became AbbVie continued to execute on its regulatory and clinical objectives. This includes securing approvals for four new HUMIRA indications; the addition of two promising mid-stage compounds, including a next-generation JAK1 inhibitor and a novel therapy for acute kidney injury; and the advancement of key development programs, including the start of phase three studies for our interferon-free Hepatitis C (HCV) combination and elagolix.

Compensation Philosophy and Components of Pay

        AbbVie has established a compensation philosophy that aligns executives' interests with both short- and long-term profitable growth and shareholder returns, and is designed to attract and retain executives whose talent and contributions sustain the profitable growth of the Company. The intent of this philosophy is to directly support achievement of the Company's primary business strategies and goals, while also aligning executives' performance and rewards with shareholders' interests. Consequently, the Committee believes the vast majority of executive compensation at AbbVie should be, and by definition is, performance-based. AbbVie and the Committee will continue to consider and develop AbbVie's compensation structure, practices and procedures in order to effectively meet the Company's business needs and goals.

        Four primary pay components make up AbbVie's executive pay program: base pay, annual bonuses, long-term incentives and benefits. Each serves complementary, but different and specific, purposes.

Base Pay

        Setting appropriate levels of base pay ensures AbbVie can attract and retain a leadership team that will continue to meet our commitments to customers and patients, and sustain profitable growth for our stockholders. Adjustments to base pay may be made from time to time by the Committee to reflect factors such as level of responsibility and market data for similar positions at comparable peer companies. Talented executives have choices of where they work, and our base pay rates need to be competitive in the context of total compensation.

Annual Bonus

        AbbVie's annual bonus (short-term incentive) program is based on the Abbott incentive structure and aligned with competitive market rates, based on peer company comparisons. This incentive structure is intended to align executives' interests directly with the annual operating strategies, financial goals and leadership requirements of the business. It provides a direct link between executives' short-term incentives and the Company's annual performance results through both measurable financial and operational performance and subjective assessments of strategic progress. Some goals, strategies and leadership requirements may apply to all executives and, as such, may be corporate priorities that are shared by all named executive officers in any given year. Measurable financial goals apply to all executives, reflecting their specific areas of responsibility.

        Most executives also carry strategic or leadership-oriented goals, which require qualitative, subjective assessment of their progress during the year. Finally, the process allows for Committee discretion, since many goals, especially for certain positions, cannot be reduced to formulaic, numerical targets, or anticipated in advance. By definition, therefore, short-term incentives directly tie executives' pay with both Company and individual results, allowing for Committee discretion to address unforeseen developments. In the aggregate, short-term incentives should be paid roughly at target when results are substantially met, below target if results are not substantially met, and above target if results are substantially exceeded.

Long-Term Incentives

        Long-term incentives serve two primary purposes: first, to directly align the largest component of executive pay with stockholders' interests; and second, to help ensure successful long-term performance through effective focus and retention of executive talent. Executives' interests are directly aligned with those of stockholders in two ways. First, through direct stock ownership, executives benefit from the results they create for other stockholders. Second, the level of awards executives receive vary, by plan design and each executive's individual performance, as reviewed by the Committee. The Committee considers various measures it believes align with an increase in stockholder returns, or with operating or strategic results that help drive stockholder value creation. Awards are further differentiated based on each executive's specific contribution to long-term strategic results and leadership contribution.

        In 2012, long-term incentives comprised roughly two-thirds of total compensation for AbbVie's named executive officers. Accordingly, there is a compelling and direct link between executives' long-term incentives and Company results and stockholder return.

        For awards in 2013 and future years, Abbott established and the Committee has approved the AbbVie 2013 Incentive Stock Program ("Incentive Stock Program"), under which participation is based on level of responsibility as well as market data for similar positions at comparable peer companies. AbbVie expects to grant non-qualified stock options, performance-based shares and units and restricted shares and units, subject to vesting requirements, under the Incentive Stock Program. AbbVie is asking that stockholders approve this plan at the 2013 annual stockholders meeting (see Item 5 on the proxy card).

Benefits

        As with all AbbVie employees, named executive officers are provided certain employment and post-employment benefits. Benefits are an important part of retention and capital preservation for all levels of employees, protecting against the expense of unexpected catastrophic loss of health and/or earnings potential, as well as providing a means to save and accumulate for retirement or other post-employment needs.

Key Program Changes

        During 2012, Abbott implemented three structural changes to its compensation plans that have been incorporated into the AbbVie compensation plans, including its change in control agreements, equity awards, and grantor trust arrangements.

        First, Abbott replaced its change in control agreements. The new agreements eliminated: (1) the automatic renewal feature; (2) the right to receive a tax "gross-up" payment from the Company if the executive is subject to the "golden parachute" excise tax; and (3) the "modified single-trigger" severance provision, which was replaced with a "double trigger" severance provision. Previously, certain executives could receive change in control severance benefits upon a resignation for any reason during a 30-day period commencing after the six-month anniversary of the change in control. The new agreements provide that if the executive's employment is terminated by the Company without cause or by the executive in a "good reason" termination during the two-year period following the change in control, the executive will be eligible to receive change in control severance benefits. The new agreements also provide that if an executive's change in control severance payments would subject the executive to the golden parachute excise tax, then: (1) the executive will bear the cost of such excise tax; or (2) if it would leave the executive in a better after-tax position, the executive's change in control severance payments will be reduced to prevent application of the excise tax. The new agreements' terms were developed with the assistance of the independent compensation consultant to Abbott's compensation committee.

        Second, Abbott modified the terms of executives' equity awards that provide for vesting in the event of a change in control. Beginning with the 2013 grants, accelerated vesting of equity awards will be limited to the circumstances where, within six months prior to and through two years after a change in control, an officer's employment is terminated without cause, or the officer resigns for good reason, each as defined by the applicable agreement. Previously, grants to executives would fully vest upon a change in control.

        Third, beginning in 2013, executive officers will not receive tax gross-ups on their grantor trusts. These trusts and their treatment in 2012 are discussed in the sections of this CD&A captioned "Retirement Benefits" and "Deferred Compensation."

How Executive Pay Decisions are Made

        The vast majority of pay decisions at AbbVie are performance-based. Specific goals and targets are the foundation of our pay-for-performance process and this section describes how they apply to each pay component. It is important to note, however, that while our pay process is based on a comprehensive, multi-level review at all levels, it is not entirely formulaic. Some goals can be measured objectively against pre-determined financial results. Others take the form of the Committee's subjective assessment of success and progress against strategic objectives or leadership results, which cannot be scored by numeric or formulaic application of measurable criteria. Consequently, while final pay decisions are guided by some specific, objective measures, the Committee, in consultation with its independent compensation consultant, also considers, at both the Company and individual levels, a combination of objective and subjective measures in the overall assessment of performance and the pay decisions that result from that assessment. Discussion of the decision-making criteria for each component follows.

Peer Group

        To provide the appropriate context for executive pay decisions for 2012, the Abbott compensation committee, in consultation with its independent compensation consultant, assessed market practices and pay levels of two designated groups of high-profile companies. In addition to competing for executive talent, the peer companies also operate complex business operations with significant global reach. Accordingly, the comparison groups for setting targets for compensation included the following two global reference groups:

          1.     Primarily, direct health care competitors, including: Amgen Inc., Bristol-Myers Squibb Company, Eli Lilly and Company, GlaxoSmithKline, Johnson & Johnson, Merck & Company, Inc., Novartis AG and Pfizer Inc.

          2.     Secondarily, to supplement performance and compensation data from our direct peer group, a group of global, diversified high performing companies with a five-year average return on equity of 18 percent or higher and similar to Abbott in terms of size and/or scope of operations. The 2012 group included: 3M Company, Bristol-Myers Squibb Company, Caterpillar Inc., The Coca-Cola Company, Colgate-Palmolive Company, General Dynamics Corporation, General Mills, Inc., H.J. Heinz Company, Kellogg Company, Kimberly-Clark, McDonald's Corporation, Merck & Company, Inc., PepsiCo, Inc. and The Procter & Gamble Company.

        AbbVie's peer groups are based on the peer groups used by Abbott. While the Committee expects to review these groups over time, it believes the peer groups described above are appropriate for making executive pay comparisons.

Base Pay

        Base pay targets must be competitive with the market from which talent is obtained. Generally, base pay targets are set in a manner that references the median of the health care comparison group as an initial benchmark, but may be adjusted upon secondary reference to the high-performing group. Specific pay rates, however, are based on an executive's profile, performance, experience, unique skills and internal equity with others at AbbVie. Once the rate of pay is set in this manner either at hire or upon promotion or transfer, subsequent changes in pay, including salary increases, when appropriate, are based on the executive's performance, the job he or she is performing or assuming, internal equity and the Company's operating budget. In this sense, base pay is performance-based as well as aligned with the individual's relative performance and contributions.

Annual Bonus

        In 2012, AbbVie's named executive officers participated in one of Abbott's annual bonus programs. The discussion of the named executive officers' compensation in this proxy statement includes an examination of the goals and outcomes under the Abbott bonus program in which they participated in 2012.

        Going forward, all of AbbVie's named executive officers will participate in the AbbVie 2013 Performance Incentive Plan ("PIP"). The PIP is intended to comply with the requirements of Internal Revenue Code Section 162(m) for performance-based compensation.

Long-Term Incentives

        Long-term incentive targets are driven by two primary factors: first, the performance of each executive and his or her relative contribution to the Company's long-term success; and second, the Company's short- and long-term returns to stockholders, as well as relative performance against financial or operating measures that drive stockholder returns, and performance against strategic objectives. Starting with the independent compensation consultant's recommendations regarding target or reference levels of appropriate long-term incentives by individual, the Committee determines grants for each individual based on its objective and subjective assessment of performance, progress against strategic milestones and environmental factors which affected the individual's or Company's performance.

        It is important to note that while the Committee may target pay levels for a group of executives or a specific executive at, higher than, or below a certain performance percentile that the independent compensation consultant may forecast, the actual awards are made without knowledge of the actual long-term incentive awards of competitors for the current performance period, since some elements of competitors' actual performance and their actual compensation awards for the current performance period are unknown at the time of award. The independent compensation consultant's long-term incentive information always reflects prior performance periods, so it is impossible at the time of the award to predict precisely where actual pay decisions will leave AbbVie's named executive officers in comparison to others.

        In 2012, AbbVie's named executive officers participated in Abbott's annual long-term incentive program. Awards for 2012 were based on Abbott's assessment of business performance, the goals of Abbott's long-term incentive program, each individual's relative performance against his or her pre-determined goals, current outstanding awards held by the officers and the recommendation of the independent compensation consultant to the Abbott compensation committee. After contemplating these factors, Abbott delivered long-term incentive awards that were intended, in the aggregate, to reflect performance at the median of the health care peer comparison group.

        Applying these standards, Abbott determined the equity award value for each named executive officer and made the awards reported in the Summary Compensation Table as shown on page 29 of this proxy statement. Further, Abbott determined in 2012, based on market practice, advice from the compensation committee's independent compensation consultant and recommendations of institutional stockholders, that the long-term incentive awards for named executive officers should be in the form of 25 percent stock options and 75 percent performance-vested shares.

        In 2012, Abbott's annual grant was dated and the grant price set on February 17. Abbott's historical practice for setting the grant price is the average of the highest and lowest trading prices of a common share on the date of the grant (rounded up to the next even penny). The grant price for the 2012 annual grant was set at $56.26. The high, low and closing prices of an Abbott common share on February 17 were $56.48, $56.04 and $56.36, respectively.

        In establishing criteria for performance-vesting shares, the Committee considers the recommendation of its independent compensation consultant, and the fact that the secondary comparison of "High-Performance Companies" is currently defined by five-year average return on equity of 18 percent or greater. Accordingly, performance-based stock awards granted in 2012 will be earned (vested) over a period of up to five years, with not more than one-third of the award vesting in any one year, dependent upon the Company achieving an annual return on equity threshold of 18 percent from continuing operations adjusted for specified items per the quarterly earnings releases. If the thresholds are met in three of the five years, 100 percent of the performance-based shares will vest. If the thresholds are missed in all five years, 100 percent of the performance-based shares will be forfeited. Outstanding restricted shares receive dividends at the same rate as all other stockholders.

        Going forward, all of AbbVie's named executive officers will participate in the Incentive Stock Program, subject to stockholder approval of this plan (see Item 5 on the proxy card). Beginning with its first annual grant in 2013, AbbVie's policy with respect to its annual equity award for all eligible employees, including the named executive officers, is to grant the award and set the grant price at the same time each year, at the Committee's regularly scheduled February meeting. These meeting dates generally are the third Thursday of February and are scheduled two years in advance.

Discussion of Performance Goals and Results for Each Named Executive Officer

        Abbott's payment of annual bonuses for 2012 to each of AbbVie's named executive officers was subject to the achievement of financial and other performance goals, which are described below with respect to the 2012 fiscal year.

Financial Goals

        Each officer carried a financial goal of Adjusted Diluted EPS that comprised 20 percent of his or her total goals. In addition to EPS, most officers had other financial goals specific to their area of responsibility. The process of determining annual bonus awards allows for discretion, since many goals cannot be reduced to formulaic, numerical targets, or anticipated in advance. The following comprises the financial goals, considered in the aggregate, in determining each named executive officer's bonus.

Name	Goal and Expected Result		Results Achieved
Richard A. Gonzalez	A.	Adjusted Diluted EPS of $4.99	A.	Adjusted Diluted EPS of $5.07
	B.	Achieve Pharmaceutical Products Group Adjusted Sales of $23,903MM	B.	Achieved—$24,384MM
	C.	Achieve Pharmaceutical Products Group Adjusted Operating Margin of $8,214MM	C.	Achieved—$8,787MM
	D.	Achieve Pharmaceutical Products Group Plan Gross Margin of 70.8%	D.	Achieved—72.3%
Laura J. Schumacher	A.	Adjusted Diluted EPS of $4.99	A.	Adjusted Diluted EPS of $5.07
William J. Chase	A.	Adjusted Diluted EPS of $4.99	A.	Adjusted Diluted EPS of $5.07
	B.	Achieve Pharmaceutical Products Group margin contribution of $50MM	B.	Achieved—Margin contributions worth $66.5 MM identified
	C.	Achieve Licensing and Acquisition total expense budget of $28.5MM	C.	Achieved—$25.4 MM
Carlos Alban	A.	Adjusted Diluted EPS of $4.99	A.	Adjusted Diluted EPS of $5.07
	B.	Achieve Proprietary Pharmaceuticals Division Adjusted Sales of $17,752MM	B.	Achieved—$18,494MM
	C.	Achieve Proprietary Pharmaceuticals Division Adjusted Operating Margin of $7,535MM	C.	Achieved—$8,144MM
	D.	Achieve Proprietary Pharmaceuticals Group Plan Gross Margin of 74.2% and 2013 Gross Margin commitment of 77.0%	D.	Achieved—75.7%; Achieved—78.4%
John M. Leonard	A.	Adjusted Diluted EPS of $4.99	A.	Adjusted Diluted EPS of $5.07
	B.	Achieve Pharmaceutical Products Group Adjusted Sales of $23,903MM	B.	Achieved—$24,384MM
	C.	Achieve Pharmaceutical Products Group Adjusted Operating Margin of $8,214MM	C.	Achieved—$8,787MM
	D.	Achieve Pharmaceutical Products Group Plan Gross Margin of 70.8%	D.	Achieved—72.3%

 Other 2012 Goals

Richard A. Gonzalez

        Execute commercial plan and product enhancements for key brands; secure key strategic high quality pipeline assets for sourced innovation by the end of 2012, either in-licensed products or business acquisitions; advance existing pipeline assets by achieving key milestones; implement a comprehensive set of actions to increase pipeline probability of success and internal rate of return; achieve separation into an independent publicly-traded pharmaceutical company by the end of 2012; meet key talent attraction and retention targets; create and implement organizational design of new Strategic Projects Office and Transition Office functions by the date of Company separation.

        Results: Mr. Gonzalez achieved the above goals in all material aspects.

Laura J. Schumacher

        Successfully resolve key litigation matters; achieve proprietary pharmaceutical pipeline enhancement objectives; execute separation of Abbott into two independent companies by the end of 2012; achieve key compliance initiatives.

        Results: Ms. Schumacher achieved the above goals in all material aspects.

William J. Chase

        Achieve proprietary pharmaceutical pipeline enhancement objectives; achieve emerging markets goals; achieve device pipeline long-range plan enhancement goals; resolve in-process negotiations and execute due diligence activities.

        Results: Mr. Chase achieved the above goals in all material aspects.

Carlos Alban

        Achieve key product milestones; implement patient support programs by December 2012; execute market development activities; secure key strategic high quality pipeline assets for sourced innovation by the end of 2012; achieve separation into a publicly-traded pharmaceutical company by the end of 2012; develop and execute strategic initiatives in response to changing healthcare environment; create innovative and differential development opportunities for top talent; meet internal and external talent objectives.

        Results: Mr. Alban achieved the above goals in all material aspects.

John M. Leonard, M.D.

        Ensure creation of required organizational structure to support a publicly-traded independent company; support key activities to ensure appropriate separation of affiliate structures; evaluate critical business processes required to support separation; secure key strategic high quality pipeline assets for sourced innovation by the end of 2012; advance existing pipeline assets by achieving key milestones; enhance research and development innovation and effectiveness.

        Results: Mr. Leonard mostly achieved the above goals in all material aspects.

Goal Performance and 2012 Compensation Decisions

        The individual goals described above were determined at the beginning of 2012 as part of Abbott's annual performance and compensation planning process. Abbott considered, at both the company and individual levels, achievement with respect to these goals, as well as the performance of the individual overall with respect to all matters not specifically defined in the pre-determined goals, including leadership competencies and other individual contributions to Abbott's performance on a qualitative basis. Additionally, Abbott may also consider unforeseen circumstances or developments in the company, marketplace and/or the global economy that may have affected performance.

        For each participant, a target bonus is set as follows:

        Base Salary * Target Bonus Percentage = Target Bonus Amount

To determine each individual's annual bonus, Abbott considered the executive's target bonus, expressed as a percentage of base pay, and made its final determination of the appropriate award at, above or below the target, considering all of these factors, and in consultation with its independent compensation consultant. While the review is comprehensive, it is not solely formulaic.

        In each case, for all of the named executive officers, and furthermore, all other officers not subject to this disclosure, there were multiple levels of review of the proposed 2012 bonus award. For the Chief Executive Officer, Abbott's Compensation Committee and its independent compensation consultant reviewed the proposed bonus award. For the other named executive officers and other officers not subject to this disclosure, Abbott's Chief Executive Officer and Abbott's Compensation Committee and its independent compensation consultant reviewed the proposed awards. Additionally, AbbVie's Committee reviewed the final payouts for the named executive officers and other AbbVie officers not subject to this disclosure.

        Actual bonuses generally were above the target based on a comprehensive review of individual and corporate performance by Abbott and its Compensation Committee's independent compensation consultant.

Richard A. Gonzalez

        Effective February 15, 2013, Mr. Gonzalez was awarded a bonus of $2,500,000, which was above his target bonus of 105 percent of base pay. Effective February 17, 2012, he received long-term incentives, including a 107,300 share stock option grant and a 59,400 share performance-vesting restricted stock award. Effective December 1, 2012, related to his appointment as Chairman and Chief Executive Officer of AbbVie, Mr. Gonzalez's base salary was set at $1,500,000 and his bonus target for 2013 was set at 200 percent of base salary.

Laura J. Schumacher

        Effective February 15, 2013, Ms. Schumacher was awarded a bonus of $1,270,000, which was above her target bonus of 110 percent of base pay. Effective December 13, 2012, she received a discretionary cash bonus of $1,100,000 in recognition of performance related to the business separation. Effective February 17, 2012, she received long-term incentives, including a 79,800 share stock option grant and a 44,200 share performance-vesting restricted stock award. Effective December 1, 2012, related to her appointment as Executive Vice President, Business Development, External Affairs and General Counsel of AbbVie, Ms. Schumacher's base salary was set at $900,000. She also received a 30,755 share performance-vesting restricted stock award, which converted 100 percent to AbbVie performance-vesting restricted stock at Separation. The award will cliff vest after January 1, 2016, subject to continued employment with AbbVie and the satisfaction of AbbVie performance criteria. Ms. Schumacher's bonus for 2012 was based on her salary and bonus target in effect at the beginning of 2012.

William J. Chase

        Effective February 15, 2013, Mr. Chase was awarded a bonus of $500,000, which was above his target bonus of 80 percent of base pay. Additionally, effective December 13, 2012, he received a discretionary cash bonus of $500,000 in recognition of performance related to the business separation.

Effective February 17, 2012, he received long-term incentives, including a 19,600 share stock option grant and a 10,900 share performance-vesting restricted stock award. Effective December 1, 2012, related to his appointment as Executive Vice President, Chief Financial Officer of AbbVie, Mr. Chase's base salary was set at $790,000 and his bonus target for 2013 was set at 105 percent of base salary; additionally, he received a 23,066 share performance-vesting restricted stock award. The award converted 100 percent to AbbVie performance-vesting restricted stock at Separation. The award will cliff vest after January 1, 2016, subject to continued employment with AbbVie and the satisfaction of AbbVie performance criteria. Mr. Chase's bonus for 2012 was based on his salary and bonus target in effect at the beginning of 2012.

Carlos Alban

        Effective February 15, 2013, Mr. Alban was awarded a bonus of $675,000, which was above his target bonus of 100 percent of base pay. Effective January 31, 2013, he received a discretionary cash bonus of $300,000 in recognition of performance related to the business separation, which was earned and accrued for in 2012. Effective February 17, 2012, he received long-term incentives, including a 48,100 share stock option grant and a 26,700 share performance-vesting restricted stock award. Effective December 1, 2012, related to his appointment as Executive Vice President, Commercial Operations of AbbVie, Mr. Alban's base salary was set at $710,000 and his bonus target for 2013 was set at 105 percent of base salary. He also received an 18,453 share performance-vesting restricted stock award, which converted 100 percent to AbbVie performance-vesting restricted stock at Separation. The award will cliff vest after January 1, 2016, subject to continued employment with AbbVie and the satisfaction of AbbVie performance criteria. Mr. Alban's bonus for 2012 was based on his salary and bonus target in effect at the beginning of 2012.

John M. Leonard, M.D.

        Effective February 15, 2013, Mr. Leonard was awarded a bonus of $515,600, which was below his target bonus of 90 percent of base pay. Effective February 17, 2012, he received long-term incentives, including a 33,000 share stock option grant and an 18,300 share performance-vesting restricted stock award. Effective December 1, 2012, related to his appointment as Senior Vice President, Chief Scientific Officer of AbbVie, Mr. Leonard's base salary was set at $700,000 and his bonus target for 2013 was set at 100 percent of base salary. He also received an 18,453 share performance-vesting restricted stock award, which converted 100 percent to AbbVie performance-vesting restricted stock at Separation. The award will cliff vest after January 1, 2016, subject to continued employment with AbbVie and the satisfaction of AbbVie performance criteria. Mr. Leonard's bonus for 2012 was based on his salary and bonus target in effect at the beginning of 2012.

Post Termination and Other Benefits

        Each of the benefits described below supports the Company's objective of providing a market competitive total rewards program. Individual benefits do not directly affect decisions regarding other benefits or pay components, except to the extent that all benefits and pay components must, in the aggregate, be competitive, as previously discussed. Mr. Gonzalez, who had retired from Abbott in 2007, returned to work at Abbott in 2009. Upon his return to Abbott, Mr. Gonzalez did not become an active participant in any of Abbott's employee benefits plans. Instead, he continued to receive previously earned Abbott retiree benefits, including pension and retiree healthcare benefits through December 31, 2012. As of January 1, 2013, Mr. Gonzalez discontinued receiving retiree benefits and began participating in AbbVie's employee benefit plans for active employees. As of January 1, 2013, AbbVie assumed responsibility for providing post-termination and other benefits for its named executive officers.

Retirement Benefits

        In 2012, the named executive officers participated in the Abbott Laboratories Annuity Retirement Plan and the Abbott Laboratories Supplemental Pension Plan. These plans are described in greater detail in the section of the proxy statement captioned "Pension Benefits."

        Since officers' Supplemental Pension Plan benefits cannot be secured in a manner similar to qualified plan benefits, which are held in trust, officers receive an annual cash payment equal to the increase in present value of their Supplemental Pension Plan benefit. Officers have the option of depositing these annual payments into an individually established grantor trust, net of tax withholdings. Deposited amounts may be credited with the difference between the officer's actual annual trust earnings and the rate used to calculate trust funding (currently 8 percent). Amounts deposited in the individual trusts are not tax deferred. In 2012, since amounts contributed to the trust had already been taxed, Abbott remitted the tax owed on the income earned by the trust or any company-funded adjustment paid to the trust, thus preserving the parity of the benefit to those payable under the qualified plan.

        Going forward, AbbVie will provide pension benefits under the AbbVie Pension Plan and the AbbVie Supplemental Pension Plan, which are based on the Abbott pension plans. As noted above, beginning in 2013, officers will not receive tax gross-ups on their grantor trusts. The manner in which the grantor trust will be distributed to an officer upon retirement from the Company generally follows the manner elected by the officer under the Pension Plan. If an officer (or the officer's spouse, depending upon the pension distribution method elected by the officer under the Pension Plan) lives beyond the actuarial life expectancy age used to determine the Supplemental Pension Plan benefit, and therefore exhausts the trust balance, the Supplemental Pension Plan benefit will be paid to the officer by AbbVie.

Deferred Compensation

        Officers of the Company, like all U.S. employees, are eligible to defer a portion of their annual base salary to the Company's qualified savings plan, up to the IRS contribution limits. Officers are also eligible to defer up to 18 percent of their base salary, less contributions to the qualified savings plan, to a non-qualified deferred compensation plan. Up to 100 percent of annual incentive awards earned by the officers are also eligible for deferral to a non-qualified plan. Officers may defer these amounts to unfunded book accounts or choose to have the amounts paid in cash on a current basis and deposited into individually established grantor trusts, net of tax withholdings. These amounts are credited annually with earnings. In 2012, since amounts contributed to the trusts had already been taxed, Abbott remitted the tax owed on the income earned by the trusts or any company-funded adjustment paid to the trusts. As noted above, beginning in 2013, officers will not receive tax gross-ups on their grantor trusts. Officers elect the manner in which the assets held in their grantor trusts will be distributed to them upon retirement or other separation from the Company.

Change in Control Arrangements

        As noted above, AbbVie's named executive officers have change in control agreements, the purpose of which is to aid in retention and recruitment, encourage continued attention and dedication to assigned duties during periods involving a possible change in control of the Company, and to protect the earned benefits of the named executive officers against adverse changes resulting from a change in control. The level of payments provided under the agreements is established to be consistent with market practices as confirmed by data provided to the Committee by its independent compensation consultant. These arrangements are described in greater detail in the section of the proxy statement captioned "Potential Payments upon Termination or Change in Control."

Financial Planning

        Named executive officers are eligible for up to $10,000 of annual costs associated with estate planning advice, tax preparation and general financial planning fees. If an officer chooses to utilize this benefit, fees for services received up to the annual allocation are paid by the Company and are treated as imputed income to the officer, who then is responsible for payment of all taxes due on the fees paid by the Company.

Company Automobile

        Named executive officers are eligible for use of a company-leased vehicle, with a lease term of 50 months. Seventy-five percent of the cost of the vehicle is imputed to the officer as income for federal income tax purposes.

Disability Benefit

        In addition to AbbVie's standard disability benefits, the named executive officers are eligible for a monthly long-term disability benefit, which is described in greater detail in the section of the proxy statement captioned "Potential Payments Upon Termination or Change in Control."

Share Ownership Guidelines

        AbbVie's share ownership guidelines for named executive officers are designed to further promote sustained stockholder return and to ensure the Company's executives remain focused on both short- and long-term objectives. Each officer has five years from the date appointed/elected to his or her position to achieve the ownership level associated with the position. The share ownership requirements are 175,000 shares for the Chief Executive Officer, 50,000 shares for Executive Vice Presidents and Senior Vice Presidents and 25,000 shares for all other officers.

        As provided in the Incentive Stock Program, no award may be assigned, alienated, sold or transferred other than by will or by the laws of descent and distribution, pursuant to a qualified domestic relations order or as permitted by the Committee for estate planning purposes, and no award and no right under any award may be pledged, alienated, attached or otherwise encumbered. All members of senior management, including the Company's officers and certain other employees, are required to clear any transaction involving Company stock with the General Counsel prior to entering into such transaction.

Compliance

        The Performance Incentive Plan and Incentive Stock Program, which are described above, are intended to comply with Internal Revenue Code Section 162(m) to ensure deductibility of performance-based compensation.

        The Committee reserves the flexibility to take actions that may be based on considerations in addition to tax deductibility. The Committee believes that stockholder interests are best served by not restricting the Committee's discretion and flexibility in crafting compensation programs, even if such programs may result in certain non-deductible compensation expenses. Accordingly, the Committee may from time to time approve components of compensation for certain officers that are not deductible.

        While the Committee does not anticipate there would ever be circumstances where a restatement of earnings upon which any incentive plan award decisions were based would occur, the Committee, in evaluating such circumstances, has discretion to take all actions necessary to protect the interests of stockholders up to and including actions to recover such incentive awards.

COMPENSATION COMMITTEE REPORT

        The compensation committee of the board is primarily responsible for reviewing, approving and overseeing AbbVie's compensation plans and practices, and works with management and the Committee's independent compensation consultant to establish AbbVie's executive compensation philosophy and programs. The Committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended to the board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

        E. M. Liddy, Chairman, R. S. Austin, G. F. Tilton, and F. H. Waddell.

Compensation Risk Assessment

        Our Compensation Committee, with the input of management and the Committee's independent compensation consultant, reviews an annual risk assessment of AbbVie compensation practices.

 SUMMARY COMPENSATION TABLE

        Each of AbbVie's named executive officers was employed by Abbott prior to the Separation; therefore, the information provided for the years 2012, 2011 and 2010 reflects compensation earned at Abbott and the design and objectives of the Abbott executive compensation programs in place prior to the Separation. Each of AbbVie's 2012 named executive officers was, as of December 31, 2012, an officer of Abbott. Accordingly, the compensation decisions regarding AbbVie's named executive officers were made by the Abbott Compensation Committee or its delegates. Executive compensation decisions following the Separation will be made by AbbVie's Compensation Committee. All references in the following tables to stock options, restricted stock units and restricted stock relate to awards granted by Abbott in respect of Abbott common shares. Pursuant to the Employee Matters Agreement dated December 31, 2012 by and between AbbVie and Abbott, these equity awards, other than performance-based restricted shares granted to named executive officers on December 1, 2012, have been converted into awards in respect of AbbVie common stock and awards in respect of Abbott common shares reflecting the respective post-Separation values of AbbVie and Abbott. The performance-based restricted shares granted to named executive officers on December 1, 2012 were converted entirely into performance-based awards of restricted AbbVie common stock.

        The following table summarizes compensation awarded to, earned by, or paid to AbbVie's named executive officers in connection with their service to Abbott. Position titles refer to each named executive officer's title at Abbott in 2012. The section of the proxy statement captioned "Compensation Discussion and Analysis—Compensation Philosophy and Components of Pay" describes in greater detail the information reported in this table.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Richard A. Gonzalez	2012	$863,942	$0		$3,341,844	$729,640	$2,500,000	$64,503	$449,288	$7,949,217
Executive Vice President,	2011	825,000	0		1,826,132	343,273	1,230,000	882,988	445,446	5,552,839
Pharmaceutical Products Group	2010	742,080	300,000	(7)	5,135,240	0	848,900	312,256	262,033	7,600,509
Laura J. Schumacher	2012	831,682	1,100,000	(8)	4,486,690	576,809	1,270,000	1,771,306	156,261	10,192,748
Executive Vice President,	2011	827,500	0		1,905,327	358,225	1,180,000	1,138,123	158,318	5,567,493
General Counsel, and Corporate Secretary	2010	823,329	0		3,901,126	535,920	1,100,000	628,869	137,957	7,127,201
William J. Chase	2012	398,942	500,000	(8)	2,113,216	162,079	500,000	498,991	45,689	4,218,917
Vice President, Licensing and Acquisitions	2011	375,000	0		628,898	118,370	330,000	316,489	50,734	1,819,491
Carlos Alban	2012	615,769	300,000	(8)	2,702,141	331,473	675,000	1,801,009	104,278	6,529,670
Senior Vice President, Proprietary Pharmaceutical Products, Global Commercial Operations	2011	602,471	0		1,514,013	285,334	610,000	774,355	106,162	3,892,335
John M. Leonard, M.D.	2012	640,163	0		2,229,557	224,400	515,600	1,719,253	149,142	5,478,115
Senior Vice President, Pharmaceuticals, Research and Development	2011	636,500	0		1,034,187	194,376	475,500	1,016,012	141,236	3,497,811

(1)
In accordance with the Securities and Exchange Commission's rules, the amounts in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board ASC Topic 718. Abbott determines grant date fair value by multiplying the number of shares granted by the average of the high and low market prices of an Abbott common share on the award's date of grant.

(2)
In accordance with the Securities and Exchange Commission's rules, the amounts in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board ASC Topic 718. These amounts include the grant date fair values of $34,169, $28,799, and $4,393 attributable to replacement stock options issued in 2012 to L. J. Schumacher, W. J. Chase, and C. Alban, respectively, with respect to original option grants made before 2005. Except for outstanding options that have a replacement option feature, options granted after 2004 do not include a replacement option feature. When the exercise price of an option with a replacement option feature is paid (or, in the case of a non-qualified stock option, when the option exercise price or the withholding taxes resulting on exercise of that option are paid) with Abbott common shares held by the named executive officer, a replacement option may be granted for the number of shares used to make that payment. Abbott uses the closing price of an Abbott common share on the business day before the exercise to determine the number of shares required to exercise the related option and the exercise price of the replacement option. The replacement option is exercisable in full six months after the date of grant, and has a term expiring on the expiration date of the original option. Other terms and conditions of the replacement option award are the same in all material respects as those applicable to the original grant.

(3)
These amounts were determined as of the option grant date using a Black-Scholes stock option valuation model. These amounts are being reported solely for the purpose of comparative disclosure in accordance with the Securities and Exchange Commission rules. There is no certainty that the amount determined using a Black-Scholes stock option valuation model would be the value at which employee stock options would be traded for cash. For options, other than the replacement options, the assumptions are the same as those described in Note 8 entitled "Incentive Stock Program" of Abbott's Notes to Consolidated Financial Statements included under Item 8, "Financial Statements and Supplementary Data" in Abbott's 2012 Annual Report on SEC Form 10-K. For replacement options, the model used the following assumptions: expected volatility of 14%, dividend yield ranging between 2.4% and 2.6%; risk-free interest of 0.2%, and an option life equal to 60% of the option's remaining life.

(4)
This compensation is earned as a performance-based incentive bonus pursuant to the 1998 Abbott Laboratories Performance Incentive Plan for Mr. Gonzalez, Ms. Schumacher, Mr. Alban, and Dr. Leonard, and the 1986 Abbott Laboratories Management Incentive Plan for Mr. Chase. Additional information regarding these plans can be found in the section of this proxy captioned "Compensation Discussion and Analysis—How Executive Pay Decisions Are Made—Annual Bonus."

(5)
Except as provided below, the plan amounts shown below are reported in this column.

For Mr. Gonzalez and Ms. Schumacher, the amounts shown alongside the officer's name are for 2012, 2011, and 2010, respectively. For Mr. Gonzalez, the 2012 amounts under the Abbott Laboratories Annuity Retirement Plan and the Abbott Laboratories Supplemental Pension Plan are excluded from this column in accordance with SEC rules. For Messrs. Chase and Alban and Dr. Leonard, the amounts shown are for 2012 and 2011.

Abbott Laboratories Annuity Retirement Plan

R. A. Gonzalez: $(426,732) / $33,248 / $3,001; L. J. Schumacher: $129,541 / $85,875 / $37,903; W. J. Chase: $96,217 / $77,342; C. Alban: $204,199 / $101,829; and J. M. Leonard: $175,844 / $106,953.

  Abbott Laboratories Supplemental Pension Plan

  R. A. Gonzalez: $(4,420,361) / $743,082 / $245,389; L. J. Schumacher: $1,464,372 / $939,737 / $541,637; W. J. Chase: $378,802 / $226,766; C. Alban: $1,521,110 / $628,531; and J. M. Leonard: $1,374,571 / $789,474.

  Non-Qualified Defined Contribution Plan Earnings

  The totals in this column include reportable interest credited under the 1998 Abbott Laboratories Performance Incentive Plan, the Abbott Laboratories 401(k) Supplemental Plan, and the 1986 Abbott Laboratories Management Incentive Plan.

  R. A. Gonzalez: $64,503 / $106,658 / $63,866; L. J. Schumacher: $177,393 / $112,511 / $49,329; W. J. Chase: $23,972 / $12,381; C. Alban: $75,700 / $43,995; and J. M. Leonard: $168,838 / $119,585.

  The present value of a pension benefit is determined, in part, by the discount rate used for accounting purposes. As required by the Financial Accounting Standards Board, that discount rate is determined by reference to the prevailing market rate of interest. In 2012, interest rates declined and the discount rate used for the Annuity Retirement Plan and Supplemental Pension Plan was reduced to reflect that decline. A reduction in the discount rate increases the present value of participants' pensions while actual payments to be made to participants are not changed. The discount rate used for 2012 was 4.49%. The discount rate used for 2011 was 5.18%.

  The change in pension value included in this total is the result of the following factors: (i) the impact of changes in the actuarial assumptions Abbott uses to calculate plan liability for financial reporting purposes, primarily the change in discount rate; (ii) additional pension benefit accrual under the Annuity Retirement Plan and Supplemental Pension Plan; (iii) the impact of the time value of money on the pension value; and (iv) with respect to Mr. Gonzalez, distributions made from these plans, as described in footnote (3) to the Pension Benefits Table on page 41.

(6)
The amounts shown below are reported in this column.

For Mr. Gonzalez and Ms. Schumacher, the amounts shown alongside the officer's name are for 2012, 2011, and 2010, respectively. For Messrs. Chase and Alban and Dr. Leonard, the amounts shown are for 2012 and 2011.

Earnings, Fees and Tax Payments for Non-Qualified Defined Benefit and Non-Qualified Defined Contribution Plans (net of the reportable interest included in footnote (5)).

R. A. Gonzalez: $154,681 / $72,623 / $76,225; L. J. Schumacher: $97,801 / $88,141 / $65,627; W. J. Chase: $13,526 / $12,458; C. Alban: $42,667 / $33,977; and J. M. Leonard: $90,813 / $82,639.

Each of the named executive officers' awards under the 1998 Abbott Laboratories Performance Incentive Plan or the 1986 Abbott Laboratories Management Incentive Plan is paid in cash to the named executive officer on a current basis and may be deposited into a grantor trust established by the named executive officer, net of maximum tax withholdings. Each of the named executive officers has also established grantor trusts in connection with the Abbott Laboratories Supplemental Pension Plan and the Abbott Laboratories 401(k) Supplemental Plan. These amounts include the earnings (net of the reportable interest included in footnote (5)), fees, and tax payments paid in connection with these grantor trusts.

Employer Contributions to Defined Contribution Plans

R. A. Gonzalez: $0 / $0 / $0; L. J. Schumacher: $41,584 / $41,375 / $41,166; W. J. Chase: $19,947 / $18,750; C. Alban: $30,788 / $30,124; and J. M. Leonard: $32,008 / $31,825.

  These amounts include Abbott contributions to both the Abbott tax-qualified defined contribution plan and the Abbott Laboratories 401(k) Supplemental Plan. The Abbott Laboratories 401(k) Supplemental Plan permits the named executive officers to contribute amounts in excess of the annual limit set by the Internal Revenue Code for employee contributions to 401(k) plans up to the excess of (i) 18 percent of their base salary over (ii) the amount contributed to Abbott's tax-qualified 401(k) plan. Abbott matches participant contributions at the rate of 250 percent of the first 2 percent of compensation contributed to the plan. The named executive officers have these amounts paid to them in cash on a current basis and deposited into a grantor trust established by the officer, net of maximum tax withholdings.

  Other Compensation

  The following amounts are included in the totals in this column, which reflect Abbott's incremental cost less reimbursements for non-business related flights: Mr. Gonzalez: $294,607 / $372,823 / $185,808.

  Abbott determines the incremental cost for flights based on the direct cost to Abbott, including fuel costs, parking, handling and landing fees, catering, travel fees, and other miscellaneous direct costs.

  Also included in the totals shown in the table is the cost of providing a corporate automobile less the amount reimbursed by the officer: L. J. Schumacher: $16,876 / $18,802 / $21,164; W. J. Chase: $5,716 / $13,026; C. Alban: $17,760 / $17,300; and J. M. Leonard: $18,321 / $18,772.

  For Ms. Schumacher, Messrs. Chase and Alban, and Dr. Leonard, the following costs associated with financial planning are included: L. J. Schumacher: $0 / $10,000 / $10,000; W. J. Chase: $6,500 / $6,500; C. Alban: $10,000 / $11,447; and J. M. Leonard: $8,000 / $8,000.

  For Mr. Alban, the totals include $3,063 in 2012 and $13,314 in 2011 for relocation costs.

  The named executive officers are also eligible to participate in an executive disability benefit described in the section of this proxy captioned "Potential Payments Upon Termination—Generally."

(7)
Bonus paid to Mr. Gonzalez in 2010 upon his appointment as Executive Vice President, Pharmaceutical Products Group.

(8)
Bonus paid in recognition of performance related to the business separation.

2012 GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
				Estimated Future Payouts Under Equity Incentive Plan Awards Target (#)		All Other Option Awards: Numbers of Securities Underlying Options (#)		Exercise or Base Price of Options Awards ($/Sh.)
									Closing Market Price on Grant Date	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Target ($)	Maximum ($)
R. A. Gonzalez	02/17/12			59,400	(2)(3)					$3,341,844	(4)
	02/17/12					107,300	(5)	$56.26	$56.36	729,640	(6)
L. J. Schumacher	02/17/12			44,200	(2)(3)					2,486,692	(4)
	12/01/12			30,755	(7)					1,999,998	(4)
	02/17/12					79,800	(5)	56.26	56.36	542,640	(6)
	06/18/12					3,611	(8)	62.50	62.70	6,897	(6)
	06/19/12					165	(8)	62.70	62.87	317	(6)
	06/19/12					6,408	(8)	62.70	62.87	15,443	(6)
	07/30/12					4,011	(8)	66.39	66.60	11,512	(6)

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
				Estimated Future Payouts Under Equity Incentive Plan Awards Target (#)		All Other Option Awards: Numbers of Securities Underlying Options (#)		Exercise or Base Price of Options Awards ($/Sh.)
									Closing Market Price on Grant Date	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Target ($)	Maximum ($)
W. J. Chase	02/17/12			10,900	(2)(3)					613,234	(4)
	12/01/12			23,066	(7)					1,499,982	(4)
	02/17/12					19,600	(5)	56.26	56.36	133,280	(6)
	04/26/12					2,390	(8)	61.60	61.86	4,947	(6)
	05/25/12					2,177	(8)	62.42	62.25	4,158	(6)
	07/30/12					1,620	(8)	66.39	66.60	4,649	(6)
	09/13/12					1,591	(8)	67.84	69.27	4,662	(6)
	09/14/12					3,438	(8)	69.27	68.27	10,383	(6)
C. Alban	02/17/12			26,700	(2)(3)					1,502,142	(4)
	12/01/12			18,453	(7)					1,199,999	(4)
	02/17/12					48,100	(5)	56.26	56.36	327,080	(6)
	07/23/12					2,482	(8)	65.06	64.64	4,393	(6)
J. M. Leonard	02/17/12			18,300	(2)(3)					1,029,558	(4)
	12/01/12			18,453	(7)					1,199,999	(4)
	02/17/12					33,000	(5)	56.26	56.36	224,400	(6)

(1)
During 2012, Mr. Gonzalez, Ms. Schumacher, Mr. Alban, and Dr. Leonard participated in the 1998 Abbott Laboratories Performance Incentive Plan and Mr. Chase participated in the 1986 Abbott Laboratories Management Incentive Plan, both of which are annual, non-equity incentive plans. The annual cash incentive award earned by the named executive officer in 2012 under the applicable plan is shown in the Summary Compensation Table in the column captioned "Non-Equity Incentive Plan Compensation." No future payouts will be made under the plans' 2012 annual cash incentive award. These plans are described in greater detail in the section of this proxy captioned "Compensation Discussion and Analysis—Compensation Components—Performance-Based Annual Cash Incentives."

(2)
These are performance-based restricted stock awards that have a five-year term and vest upon Abbott achieving a minimum return on equity target, with no more than one-third of the award vesting in any one year. In 2012, Abbott reached its minimum return on equity target and one-third of each of the awards granted on February 17, 2012 vested on February 28, 2013. The return on equity targets are described in the section of this proxy captioned "Compensation Discussion and Analysis—Compensation Components—Long-Term Incentives—Equity Awards."

(3)
In the event of a grantee's death or disability or a change in control of Abbott, as defined in Abbott Laboratories' Incentive Stock programs, these awards are deemed fully earned. Outstanding restricted shares receive dividends at the same rate as all other shareholders.

(4)
The grant date fair value of stock awards is determined by multiplying the number of restricted shares granted by the average of the high and low market prices of an Abbott common share on the grant date.

(5)
One-third of the shares covered by these options are exercisable after one year; two-thirds after two years; and all after three years. The options vest in the event of the grantee's death or disability or a change in control of Abbott. Under the Abbott Laboratories 2009 Incentive Stock Program, these options have an exercise price equal to the average of the high and low market prices (rounded-up to the next even penny) of an Abbott common share on the date of grant. These options do not contain a replacement option feature.

(6)
These values were determined as of the option grant date using a Black-Scholes stock option valuation model. The model uses the assumptions described in Note 8, entitled "Incentive Stock

  Program," of Abbott's Notes to Consolidated Financial Statements included under Item 8, "Financial Statements and Supplemental Data" in Abbott's 2012 Annual Report on SEC Form 10-K. The assumptions for replacement options are described in footnote (3) to the Summary Compensation Table.

(7)
At the time of the Separation, these awards were converted into equivalent AbbVie awards. These awards will vest after January 1, 2016, subject to continued employment with AbbVie from the grant date through the vesting date and AbbVie achieving a minimum return on equity target for the period of 2013 through 2015.

(8)
These are replacement options. When the exercise price of an option with a replacement feature is paid (or, in the case of a non-qualified stock option, when the option exercise price or the withholding taxes resulting on exercise of that option are paid) with Abbott common shares held by the named executive officer, a replacement option may be granted for the number of shares used to make that payment. Abbott uses the closing price of an Abbott common share on the business day before the exercise to determine the number of shares required to exercise the related option and the exercise price of the replacement option. The replacement option is exercisable in full six months after the grant date, and has a term expiring on the expiration date of the original option. Other terms and conditions of the replacement option are the same in all material respects as those applicable to the original option.

2012 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following tables summarize the outstanding equity awards held by the named executive officers at year-end.

	Option Awards(1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
R. A. Gonzalez		36,733	(2)	46.6000	02/17/21	13,333	(2)	$873,312
		107,300	(2)	56.2600	02/16/22				26,133	(2)	$1,711,712
									59,400	(2)	3,890,700
L. J. Schumacher	1,039			58.1600	02/19/14	32,000	(2)	$2,096,000
	66,300			55.5600	02/14/18				13,200	(2)	$864,600
	5,425			55.6600	02/19/14				27,266	(2)	1,785,923
	38,940			54.1400	02/19/19				44,200	(2)	2,895,100
	23,200	19,333	(2)	54.5000	02/18/20				30,755	(2)	2,014,453
		38,333	(2)	46.6000	02/17/21
		79,800	(2)	56.2600	02/16/22
	3,611			62.5000	02/13/13
	165			62.7000	02/13/13
	6,408			62.7000	08/31/13
		4,011	(2)	66.3900	02/19/14
W. J. Chase	8,495			46.3400	02/17/15	9,000	(2)	$589,500
	6,600			52.5400	02/15/17				3,067	(2)	$200,889
	963			55.7600	02/19/14				9,000	(2)	589,500
	25,500			55.5600	02/14/18				10,900	(2)	713,950
	12,800			54.1400	02/19/19				23,066	(2)	1,510,823
	8,933	4,467	(2)	54.5000	02/18/20
	6,334	12,666	(2)	46.6000	02/17/21
		19,600	(2)	56.2600	02/16/22
	2,390			61.6000	02/13/13
	2,177			62.4200	02/13/13
		1,620	(2)	66.3900	02/19/14
		1,591	(2)	67.8400	02/19/14
		3,438	(2)	69.2700	02/19/14

See footnotes on page 37.

	Option Awards(1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
C. Alban	35,700			52.5400	02/15/17	21,000	(2)	$1,375,500
	33,900			55.5600	02/14/18				7,867	(2)	$515,289
	17,700			54.1400	02/19/19				21,666	(2)	1,419,123
	21,000			51.6800	10/14/19				26,700	(2)	1,748,850
	23,067	11,533	(2)	54.5000	02/18/20				18,453	(2)	1,208,672
	15,267	30,533	(2)	46.6000	02/17/21
		48,100	(2)	56.2600	02/16/22
		2,482	(2)	65.0600	02/13/13
J. M. Leonard	59,300			52.5400	02/15/17	21,000	(2)	$1,375,500
	93,400			55.5600	02/14/18				6,533	(2)	$427,912
	38,700			54.1400	02/19/19				14,800	(2)	969,400
	19,133	9,567	(2)	54.5000	02/18/20				18,300	(2)	1,198,650
	10,400	20,800	(2)	46.6000	02/17/21				18,453	(2)	1,208,672
		33,000	(2)	56.2600	02/16/22

See footnotes on page 37.

Footnotes to Outstanding Equity Awards table:

(1)
Except as noted, these options are fully vested.

(2)
The vesting dates of outstanding unexercisable stock options and unvested restricted stock awards at December 31, 2012 are as follows:

	Option Awards				Stock Awards
Name	Number of Unexercised Shares Remaining from Original Grant	Number of Option Shares Vesting— Date Vested 2013	Number of Option Shares Vesting— Date Vested 2014	Number of Option Shares Vesting— Date Vested 2015	Number of Shares of Restricted Stock	Number of Shares of Restricted Stock Vesting— Date Vested 2013	Number of Shares of Restricted Stock Vesting— Date Vested 2014	Number of Shares of Restricted Stock Vesting— Date Vested 2015
R. A. Gonzalez(e)	36,733	18,366—2/18	18,367—2/18		13,333	13,333—2/19
	107,300	35,767—2/17	35,766—2/17	35,767—2/17	26,133	(b)
					59,400	(c)
L. J. Schumacher(f)	19,333	19,333—2/19			32,000	32,000—2/19
	38,333	19,166—2/18	19,167—2/18		13,200	(a)
	79,800	26,600—2/17	26,600—2/17	26,600—2/17	27,266	(b)
	4,011	4,011—1/31			44,200	(c)
					30,755	(d)
W. J. Chase	4,467	4,467—2/19			9,000	9,000—2/19
	12,666	6,333—2/18	6,333—2/18		3,067	(a)
	19,600	6,534—2/17	6,533—2/17	6,533—2/17	9,000	(b)
	1,620	1,620—1/31			10,900	(c)
	1,591	1,591—3/14			23,066	(d)
	3,438	3,438—3/15
C. Alban	11,533	11,533—2/19			21,000	21,000—2/19
	30,533	15,266—2/18	15,267—2/18		7,867	(a)
	48,100	16,034—2/17	16,033—2/17	16,033—2/17	21,666	(b)
	2,482	2,482—1/24			26,700	(c)
					18,453	(d)
J. M. Leonard	9,567	9,567—2/19			21,000	21,000—2/19
	20,800	10,400—2/18	10,400—2/18		6,533	(a)
	33,000	11,000—2/17	11,000—2/17	11,000—2/17	14,800	(b)
					18,300	(c)
					18,453	(d)

(a)
These are the shares of restricted stock that remained outstanding and unvested on December 31, 2012, from an award made on February 19, 2010. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon Abbott achieving a minimum return on equity target, measured at the end of the relevant year. In 2012, Abbott reached its minimum return on equity target and these shares vested on February 28, 2013.

(b)
These are the shares of restricted stock that remained outstanding and unvested on December 31, 2012, from an award made on February 18, 2011. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon Abbott achieving a minimum return on equity target, measured at the end of the relevant year. In 2012, Abbott reached its minimum return on equity target and one half of the unvested shares vested on February 28, 2013.

(c)
These are the shares of restricted stock that remained outstanding and unvested on December 31, 2012, from an award made on February 17, 2012. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon Abbott achieving a minimum return on equity target, measured at the end of the relevant year. In 2012, Abbott reached its minimum return on equity target and one third of the unvested shares vested on February 28, 2013.

(d)
These are the shares of restricted stock that remained outstanding and unvested on December 31, 2012, from an award made on December 1, 2012. These shares will vest after January 1, 2016 subject to continued employment with AbbVie through the vesting date and AbbVie achieving a minimum return on equity target for the period 2013 through 2015.

(e)
The table above does not reflect stock options to purchase 320,367 shares of Abbott common stock, which were transferred in a transaction exempt from Section 16 of the Securities Exchange Act of 1934 under Rule 16a-12.

(f)
The table above does not reflect stock options to purchase 213,752 shares of Abbott common stock, which were transferred in a transaction exempt from Section 16 of the Securities Exchange Act of 1934 under Rule 16a-12.

 2012 OPTION EXERCISES AND STOCK VESTED

        The following table summarizes for each named executive officer the number of shares the officer acquired on the exercise of stock options and the number of shares the officer acquired on the vesting of stock awards in 2012:

	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)
R. A. Gonzalez(a)	219,192	$830,128	43,066	$2,518,415
L. J. Schumacher(b)	187,881	3,067,988	42,100	2,401,384
W. J. Chase	21,285	291,998	10,566	602,685
C. Alban	54,719	1,127,331	27,766	1,643,749
J. M. Leonard	157,299	2,426,263	22,999	1,311,863

(a)
The table above does not reflect stock options to purchase 320,367 shares of Abbott common stock, which were transferred in a transaction exempt from Section 16 of the Securities Exchange Act of 1934 under Rule 16a-12.

(b)
The table above does not reflect stock options to purchase 213,752 shares of Abbott common stock, which were transferred in a transaction exempt from Section 16 of the Securities Exchange Act of 1934 under Rule 16a-12.

PENSION BENEFITS

        During 2012, the named executive officers participated in two Abbott-sponsored defined benefit pension plans: the Abbott Laboratories Annuity Retirement Plan, a tax-qualified pension plan; and the Abbott Laboratories Supplemental Pension Plan, a non-qualified supplemental pension plan. The Supplemental Pension Plan also includes a benefit feature Abbott uses to attract executive officers who are at the mid-point of their career. This feature provides an additional benefit to executive officers who are mid-career hires that is less valuable to executive officers who have spent most of their career at Abbott. AbbVie has assumed responsibility for providing these benefits to the named executive officers, who transferred from Abbott to AbbVie as part of the business separation. Except as provided in Abbott's change in control agreements, Abbott does not have a policy granting extra years of credited service under the plans. The change in control agreements are described beginning on page 43.

        The compensation considered in determining the pensions payable to the named executive officers is the compensation shown in the "Salary" and "Non-Equity Incentive Plan Compensation" columns of the Summary Compensation Table on page 29.

Annuity Retirement Plan

        The Annuity Retirement Plan covers most employees in the United States, age 21 or older, and provides participants with a life annuity benefit at normal retirement equal to A plus the greater of B or C below.

  A.
  1.10% of 5-year final average earnings multiplied by years of benefit service after 2003.

  B.
  1.65% of 5-year final average earnings multiplied by years of benefit service prior to 2004 (up to 20); plus 1.50% of 5-year final average earnings multiplied by years of benefit service prior to 2004 in excess of 20 (but no more than 15 additional years); less

    0.50% of the lesser of 3-year final average earnings (but not more than the social security wage base in any year) or the social security covered compensation level multiplied by years of benefit service.

  C.
  1.10% of 5-year final average earnings multiplied by years of benefit service prior to 2004.

        The benefit for service prior to 2004 (B or C above) is reduced for the cost of preretirement surviving spouse benefit protection. The reduction is calculated using formulas based on age and employment status during the period in which coverage was in effect.

        Final average earnings are the average of the employee's 60 highest-paid consecutive calendar months of compensation (salary and non-equity incentive plan compensation). The Annuity Retirement Plan covers earnings up to the limit imposed by Internal Revenue Code Section 401(a)(17) and provides for a maximum of 35 years of benefit service.

        Participants become fully vested in their pension benefit upon the completion of five years of service. The benefit is payable on an unreduced basis at age 65. Employees hired after 2003 who terminate prior to age 55 with at least 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 55. Employees hired prior to 2004 who terminate prior to age 50 with at least 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 50. Employees hired prior to 2004 who terminate prior to age 50 with less than 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 55.

        The Annuity Retirement Plan offers several optional forms of payment, including certain and life annuities, joint and survivor annuities, and level income annuities. The benefit paid under any of these options is actuarially equivalent to the life annuity benefit produced by the formula described above.

        Employees who retire from Abbott prior to their normal retirement age may receive subsidized early retirement benefits. Employees hired after 2003 are eligible for early retirement at age 55 with 10 years of service. Employees hired prior to 2004 are eligible for early retirement at age 50 with 10 years of service or age 55 if the employee's age plus years of benefit service total 70 or more. Mr. Alban and Dr. Leonard are eligible for early retirement benefits under the plan.

        The subsidized early retirement reductions applied to the benefit payable for service after 2003 (A above) depend upon the participant's age at retirement. If the participant retires after reaching age 55, the benefit is reduced 5 percent per year for each year that payments are made before age 62. If the participant retires after reaching age 50 but prior to reaching age 55, the benefit is actuarially reduced from age 65.

        The early retirement reductions applied to the benefit payable for service prior to 2004 (B and C above) depend upon age and service at retirement:

  •
  In general, the 5-year final average earnings portions of the benefit are reduced 3 percent per year for each year that payments are made before age 62 and the 3-year final average earnings portion of the benefit is reduced 5 percent per year for each year that payments are made before age 62.

  •
  Employees who participated in the plan before age 36 may elect "Special Retirement" on the last day of any month after reaching age 55 with age plus Seniority Service points of at least 94 or "Early Special Retirement" on the last day of any month after reaching age 55, provided their age plus Seniority Service points would reach at least 94 before age 65. Seniority Service includes periods of employment prior to attaining the minimum age required to participate in the plan. If Special Retirement or Early Special Retirement applies, Seniority Service is used in place of benefit service in the formulas. The 5-year final average earnings portions of the benefit in B above are reduced 1 2/3 percent for each year between ages 59 and 62 plus 2 1/2 percent for each year between ages 55 and 59. The 3-year final average earnings portion of the benefit is reduced 5 percent per year for each year that payments are made before age 62. Benefit C is payable on an unreduced basis at Special Retirement and is reduced 3 percent per year for each year that payments are made before age 62, if Early Special Retirement applies.

Supplemental Pension Plan

        With the following exceptions, the provisions of the Supplemental Pension Plan are substantially the same as those of the Annuity Retirement Plan:

  •
  Officers' 5-year final average earnings are calculated using the average of the 5 highest years of base earnings and the 5 highest years of payments under Abbott's non-equity incentive plans.

  •
  The Annuity Retirement Plan does not include amounts deferred or payments received under the Abbott Laboratories Deferred Compensation Plan in its calculation of a participant's final average earnings. To preserve the pension benefits of Deferred Compensation Plan participants, the Supplemental Pension Plan includes amounts deferred by a participant under the Deferred Compensation Plan in its calculation of final average earnings. Beginning in the year following their election as an officer, Abbott officers are no longer eligible to defer compensation under the Deferred Compensation Plan.

  •
  In addition to the benefits outlined above for the Annuity Retirement Plan, officers are eligible for a benefit equal to 0.6% of 5-year final average earnings for each year of service for each of the first 20 years of service occurring after the participant attains age 35. The benefit is further limited by the maximum percentage allowed under the Annuity Retirement Plan under that plan's benefit formulas (A, B and C above). The portion of this additional officer benefit attributable to service prior to 2004 is reduced 3 percent per year for each year that payments are made before age 60. The portion attributable to service after 2003 is reduced 5 percent per year for each year that payments are made before age 60 if the participant is at least age 55 at early retirement. If the participant is under age 55 at retirement, the portion attributable to service after 2003 is actuarially reduced from age 65.

  •
  The Supplemental Pension Plan provides early retirement benefits similar to those provided under the Annuity Retirement Plan. The benefits provided to officers under the Supplemental Pension Plan are not, however, reduced for the period between age 60 and age 62, unless the benefit is being actuarially reduced from age 65. Mr. Alban and Dr. Leonard are eligible for early retirement benefits under the plan.

  •
  Vested benefits accrued under the Supplemental Pension Plan may be funded through a grantor trust established by the officer. Consistent with the distribution requirements of Internal Revenue Code Section 409A and its regulations, those officers who were elected prior to 2009 may have the entire amount of their vested plan benefits funded through a grantor trust. Officers elected after 2008 may have only the vested benefits that accrue following the calendar year in which the officer is first elected funded through a grantor trust. Vested benefits accrued through December 31, 2008, to the extent not previously funded, were distributed to the participants' individual trusts and included in the participants' income.

        Benefits payable under the Supplemental Pension Plan are offset by the benefits payable from the Annuity Retirement Plan, calculated as if benefits under the plans commenced at the same time. The amounts paid to an officer's Supplemental Pension Plan grantor trust to fund plan benefits are actuarially determined. The plan is designed to result in Abbott paying the officer's Supplemental Pension Plan benefits to the extent assets held in the officer's trust are insufficient.

Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
R. A. Gonzalez(3)	Abbott Laboratories Annuity Retirement Plan	27	$310,915	$521,069
	Abbott Laboratories Supplemental Pension Plan	27	6,358,988	0
L. J. Schumacher	Abbott Laboratories Annuity Retirement Plan	22	439,630	0
	Abbott Laboratories Supplemental Pension Plan	22	4,517,121	219,656	(2)
W. J. Chase	Abbott Laboratories Annuity Retirement Plan	24	367,243	0
	Abbott Laboratories Supplemental Pension Plan	24	957,075	53,113	(2)
C. Alban	Abbott Laboratories Annuity Retirement Plan	26	592,259	0
	Abbott Laboratories Supplemental Pension Plan	26	3,083,654	181,047	(2)
J. M. Leonard	Abbott Laboratories Annuity Retirement Plan	21	652,279	0
	Abbott Laboratories Supplemental Pension Plan	21	4,556,239	300,604	(2)

(1)
Abbott calculates these present values using: (i) a 4.49% discount rate, the same discount rate it uses for Financial Accounting Standards Board ASC Topic 715 calculations for financial reporting purposes; and (ii) each plan's unreduced retirement age, which is age 62 under the Abbott Laboratories Annuity Retirement Plan and age 60 under the Abbott Laboratories Supplemental Pension Plan for those officers who are eligible for early retirement benefits and is age 65 under both plans for other officers. The present values shown in the table reflect postretirement mortality, based on the Financial Accounting Standards Board ASC Topic 715 assumption (the RP2000 Combined Healthy table), but do not include a factor for preretirement termination, mortality, or disability.

(2)
Consistent with the distribution requirements of Internal Revenue Code Section 409A and its regulations, vested Supplemental Pension Plan benefits, to the extent not previously funded, were distributed to the participants' individual grantor trusts and included in the participants' income. Amounts held in the officer's individual trust are expected to offset Abbott's obligations to the officer under the plan. During 2012, the amounts shown, less applicable tax withholdings, were deposited in such individual trusts established by the named executive officers. Grantor trusts are described in greater detail in the section of this proxy statement captioned "Compensation Discussion and Analysis—Post Termination and Other Benefits—Retirement Benefits."

(3)
Mr. Gonzalez retired from Abbott in 2007 and began receiving payments from the Abbott Laboratories Annuity Retirement Plan and distributions from his Abbott Laboratories Supplemental Pension Plan grantor trust. When he returned to work at Abbott in 2009, he continued to receive previously earned Abbott retiree benefits through December 31, 2012.

A portion of Mr. Gonzalez's accumulated benefit under the Abbott Laboratories Annuity Retirement Plan was assigned to his ex-spouse in accordance with a qualified domestic relations order. The assigned amount is included in the "Payments During Last Fiscal Year" column above and Mr. Gonzalez no longer has any interest in that amount. A portion of Mr. Gonzalez's accumulated benefit under the Abbott Laboratories Supplemental Pension Plan also was assigned to his ex-spouse in accordance with a domestic relations order, resulting in the transfer of grantor trust assets of $5,196,751 to his ex-spouse. Mr. Gonzalez no longer has any interest in that amount. His ex-spouse will not accrue any additional pension benefits under any AbbVie or Abbott plan.

 2012 NONQUALIFIED DEFERRED COMPENSATION

        The following table summarizes Ms. Schumacher's and Mr. Chase's non-qualified deferred compensation under the Abbott Laboratories Deferred Compensation Plan. Ms. Schumacher, Mr. Chase and Abbott have not contributed to accounts under the plan since such time as Ms. Schumacher and Mr. Chase, respectively, became Abbott officers. None of the other named executive officers has any non-qualified deferred compensation.

Name	Plan Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)(3)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)(4)
L. J. Schumacher	Deferred Compensation Plan(1)(2)	0	0	$38,624	0	$274,833
W. J. Chase	Deferred Compensation Plan(1)(2)	0	0	6,889	0	54,632

(1)
Ms. Schumacher's and Mr. Chase's contributions to the Deferred Compensation Plan ceased after they became Abbott officers.

(2)
The plan permits participants to defer up to 75 percent of their base salary and up to 100 percent of their annual cash incentives and credits a participant's account with an amount equal to the employer matching contributions that otherwise would have been made for the participant under Abbott's tax-qualified defined contribution plan. Participants may direct the investment of their deferral accounts into one or more of several funds chosen by the administrator, and the deferral account is credited with investment returns based on the performance of the fund(s) selected. During 2012, the weighted average rate of return credited to accounts was 16.4 percent for Ms. Schumacher and 14.4 percent for Mr. Chase.

The plan provides for cash distributions in either a lump sum or installments after separation from service and permits in-service withdrawals in accordance with specific procedures. Participants make distribution elections each year that apply to the deferrals to be made in the following calendar year, in accordance with the requirements of Internal Revenue Code Section 409A. Participants may request withdrawals due to financial hardship; if a hardship withdrawal is approved, it is limited to the amount needed to address the hardship.

(3)
The amounts reported in this column are not included in the Summary Compensation Table of this proxy statement.

(4)
The amounts reported in this column have not been previously reported as compensation in Abbott's Summary Compensation Tables because they relate to contributions made before the applicable individual became a named executive officer.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Potential Payments Upon Termination—Generally

        Abbott does not have employment agreements with its named executive officers.

        The following summarizes the payments that the named executive officers would have received if their employment had terminated on December 31, 2012. Earnings, fees, and tax payments would have continued to be paid for the named executive officer's Performance Incentive Plan, Management Incentive Plan, and Supplemental 401(k) Plan grantor trusts, until the trust assets were fully distributed, and fees would have continued to be paid for the named executive officer's Supplemental Pension Plan grantor trust, until its assets were fully distributed. The amount of these payments would depend on the period over which the trusts' assets were distributed, tax rates, and the trusts' earnings and fees. If the trusts' assets were distributed over a ten-year period and based on current tax rates, earnings, and fees, the named executive officers would receive the following average annual payments over such ten-year period: L. J. Schumacher, $273,114; W. J. Chase, $47,329; C. Alban, $125,588; and J. M. Leonard, $238,869. Pursuant to an election made at the time of his retirement in 2007, Mr. Gonzalez's trust assets began to be distributed over a 35-year period when he retired. Based on current tax rates, earnings and fees, and assuming the distributions continue during the remaining 30 years of the distribution period, he will receive an average annual payment of $127,698 over the distribution period. In addition, the following one-time deposits would have been made under the Abbott Laboratories Supplemental Pension Plan for each of the following named executive officers, respectively: L. J. Schumacher, $565,860; W. J. Chase, $144,376; C. Alban, $2,014,030; and J. M. Leonard, $752,564. As of December 31, 2012, Mr. Alban and Dr. Leonard were eligible to retire, and were therefore eligible to receive the pension benefits described above. If the termination of employment had been due to disability, then the following named executive officers also would have received, in addition to Abbott's standard disability benefits, a monthly long-term disability benefit in the amount of $52,917 for L. J. Schumacher; $20,833 for W. J. Chase; $28,125 for C. Alban; and $21,483 for J. M. Leonard. This long-term disability benefit would continue for up to 18 months following termination of employment. It ends if the officer retires, recovers, dies or ceases to meet eligibility criteria.

        In addition, if the named executive officer's employment had terminated due to death or disability, the officer's unvested stock options and restricted stock would have vested on December 31, 2012 with values as set forth below in the subsection of this proxy statement captioned "—Accelerated Vesting of Equity Awards."

Potential Payments Upon Change in Control

        Prior to the Separation, Abbott had change in control arrangements with key members of its management team, in the form of change in control agreements for Abbott officers and a change in control plan for certain other management personnel. In connection with the Separation, AbbVie assumed the change in control agreements between Abbott and the officers transferring to AbbVie. The agreements with Mr. Gonzalez, Ms. Schumacher, Messrs. Chase and Alban, and Dr. Leonard are described below.

        Each change in control agreement continues in effect until December 31, 2014, and can be renewed for successive two-year terms upon notice prior to the expiration date. If notice of non-renewal is given, the agreement will expire on the later of the scheduled expiration date and the one-year anniversary of the date of such notice. If no notice is given, the agreement will expire on the one-year anniversary of the scheduled expiration date. Each agreement also automatically extends for two years following any change in control (see below) that occurs while the agreement is in effect.

        The agreements provide that if the officer is terminated other than for cause or permanent disability or if the officer elects to terminate employment for good reason (see below) within two years following a change in control, the officer is entitled to receive a lump sum payment equal to three times the officer's annual salary and annual incentive ("bonus") award (assuming for this purpose that all target performance goals have been achieved or, if higher, based on the average bonus for the last three years), plus any unpaid bonus owing for any completed performance period and the pro rata bonus for any current bonus period (based on the highest of the bonus assuming achievement of target performance, the average bonus for the past three years or, in the case of the unpaid bonus for any completed performance period, the actual bonus earned). If the officer is terminated other than for cause or permanent disability or if the officer elects to terminate employment for good reason during a potential change in control (see below), the officer is entitled to receive a lump sum payment of the annual salary and bonus payments described above, except that the amount of the bonus to which the officer is entitled will be based on the actual achievement of the applicable performance goals. If the potential change in control becomes a "change in control event" (within the meaning of Internal Revenue Code Section 409A), the officer will be entitled to receive the difference between the bonus amounts the officer received upon termination during the potential change in control and the bonus amounts that would have been received had such amounts instead been based on the higher of the officer's target bonus or the average bonus paid to the officer in the preceding three years.

        Bonus payments include payments made under the Performance Incentive Plan. The officer will also receive up to three years of additional employee benefits (including welfare benefits, outplacement services and tax and financial counseling, and the value of three more years of pension accruals). If change in control-related payments and benefits become subject to the excise tax imposed under Internal Revenue Code Section 4999, payments under the agreement will be reduced to prevent application of the excise tax if such a reduction would leave the executive in a better after-tax position than if the payments were not reduced and the tax applied. The agreements also limit the conduct for which awards under Abbott's incentive stock programs can be terminated and generally permit options to remain exercisable for the remainder of their term. The Compensation Committee's independent compensation consultant has confirmed that the level of payments provided under the agreements is consistent with current market practice.

        For purposes of the agreements, the term "change in control" includes the following events: any person becoming the beneficial owner of Abbott securities representing 20 percent or more of the outstanding voting power (not including an acquisition directly from Abbott and its affiliates); a change in the majority of the members of the board of directors whose appointment was approved by a vote of at least two-thirds of the incumbent directors; and the consummation of certain mergers or similar corporate transactions involving Abbott. A "potential change in control" under the agreements includes, among other things, Abbott's entry into an agreement that would result in a change in control. Finally, the term "good reason" includes: a significant adverse change in the executive's position, duties, or authority; the company's failure to pay the executive's compensation or a reduction in the executive's base pay or benefits; or the relocation of the company's principal executive offices to a location that is more than 35 miles from the location of the offices at the time of the change in control.

        If a change in control had occurred on December 31, 2012, immediately followed by one of the covered circumstances described above, Mr. Gonzalez, Ms. Schumacher, Messrs. Chase and Alban, and Dr. Leonard would have been entitled to receive the following payments and benefits under the change in control agreements:

  •
  Mr. Gonzalez: Cash termination payments—$9,598,900; Welfare and fringe benefits—$68,198.

  •
  Ms. Schumacher: Cash termination payments—$5,548,318; Additional Supplemental Pension Plan benefits—$977,177; Welfare and fringe benefits—$68,741.

  •
  Mr. Chase: Cash termination payments—$3,770,000; Additional Supplemental Pension Plan benefits—$546,744; Welfare and fringe benefits—$57,577.

  •
  Mr. Alban: Cash termination payments—$4,635,000; Additional Supplemental Pension Plan benefits—$3,586,270; Welfare and fringe benefits—$84,570.

  •
  Dr. Leonard: Cash termination payments—$4,334,300; Additional Supplemental Pension Plan benefits—$1,929,297; Welfare and fringe benefits—$73,468.

        The separation of AbbVie from Abbott was not a change in control or potential change in control under the agreements, and no payments or benefits were triggered in connection with the Separation.

        Effective January 1, 2013, AbbVie assumed the change in control agreements for Messrs. Gonzalez, Chase and Alban, Ms. Schumacher and Dr. Leonard, as well as for certain other AbbVie officers.

Accelerated Vesting of Equity Awards

        Under the Abbott Laboratories Incentive Stock Programs, all outstanding stock options, restricted stock and restricted stock units granted prior to February 2013 vest upon a change in control, including performance-based restricted shares, which are deemed earned in full. These Programs, which were approved by Abbott's shareholders, cover approximately 14,000 participants, including a broad group of management and professional staff.

        If a change in control had occurred on December 31, 2012:

  •
  Mr. Gonzalez would have vested (1) in an aggregate of 144,033 unvested stock options with a value of $1,685,706, and (2) in an aggregate of 98,866 shares of restricted stock with a value equal to $6,475,723.

  •
  Ms. Schumacher would have vested (1) in an aggregate of 141,477 unvested stock options with a value of $1,674,509, and (2) in an aggregate of 147,421 shares of restricted stock with a value equal to $9,656,076.

  •
  Mr. Chase would have vested (1) in an aggregate of 43,382 unvested stock options with a value of $469,628, and (2) in an aggregate of 55,033 shares of restricted stock with a value equal to $3,604,662.

  •
  Mr. Alban would have vested (1) in an aggregate of 92,648 unvested stock options with a value of $1,149,473, and (2) in an aggregate of 95,686 shares of restricted stock with a value equal to $6,267,433.

  •
  Dr. Leonard would have vested (1) in an aggregate of 63,367 unvested stock options with a value of $803,277, and (2) in an aggregate of 79,086 shares of restricted stock with a value equal to $5,180,133.

        The value of stock options shown is based on the excess of the closing price of an Abbott common share on December 31, 2012 over the exercise price of such options, multiplied by the number of unvested stock options held by the named executive officer. The value of restricted shares shown is determined by multiplying the number of restricted shares that would vest as of December 31, 2012 and the closing price of an Abbott common share on December 31, 2012.

RATIFICATION OF ERNST & YOUNG LLP AS AUDITORS (ITEM 2 ON PROXY CARD)

        AbbVie's audit committee charter provides that the audit committee shall appoint annually a firm of independent registered public accountants to serve as auditors. In December 2012, the audit committee appointed Ernst & Young LLP to act as auditors for 2013.

        Although the audit committee has sole authority to appoint auditors, it would like to know the opinion of the stockholders regarding its appointment of Ernst & Young LLP as auditors for 2013. For this reason, stockholders are being asked to ratify this appointment. If the stockholders do not ratify the appointment of Ernst & Young LLP as auditors for 2013, the audit committee will take that fact into consideration, but may, nevertheless, continue to retain Ernst & Young LLP.

        The board of directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as auditors for 2013.

 AUDIT INFORMATION

        Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions. Representatives of Deloitte & Touche LLP ("Deloitte"), who had served as AbbVie's auditor from its incorporation in April 2012 and audited AbbVie's financial statements for the fiscal year ended 2012, are not expected to be present at the Annual Meeting.

Dismissal of Deloitte & Touche LLP

        The combined balance sheet of AbbVie, as of December 31, 2012 and 2011 and the related combined financial statements for each of the three years in the period ended December 31, 2012 were audited by Deloitte. On December 14, 2012, AbbVie's audit committee approved the dismissal of

Deloitte as AbbVie's independent registered public accountant, effective as of the date of Deloitte's completion of the audit services for the fiscal year ending December 31, 2012 and the filing of the company's 2012 Annual Report on Securities and Exchange Commission Form 10-K.

        The report of Deloitte on the combined financial statements of AbbVie for the fiscal years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle, and included an explanatory paragraph relating to the preparation of the company's financial statements from the separate financial statements and accounting records of Abbott.

        As it relates to the last two fiscal years, and through the date of Deloitte's dismissal, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

        In connection with filing a Current Report on Securities and Exchange Commission Form 8-K, the company provided Deloitte with a copy of the disclosures in such Current Report and requested that Deloitte provide the company with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agreed with the disclosures therein. A copy of Deloitte's letter, dated December 20, 2012, is attached as Exhibit 16.1 to AbbVie's Current Report on Securities and Exchange Commission Form 8-K filed on December 20, 2012.

Newly Appointed Independent Registered Public Accountant Ernst & Young LLP

        On December 14, 2012, the audit committee approved the appointment of Ernst & Young LLP as the company's independent registered public accounting firm to perform independent audit services beginning with the fiscal year ending December 31, 2013. Through December 14, 2012, neither the company, nor anyone on its behalf, consulted Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the combined financial statements of Abbott's research-based pharmaceuticals business or the consolidated financial statements of the company, in any case where a written report or oral advice was provided to the company by Ernst & Young LLP that Ernst & Young LLP concluded was an important factor considered by the company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees and Non-Audit Fees

        The following table presents fees for professional audit services rendered to Abbott by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, Limited, and their respective affiliates (the "Deloitte Entities") for the years ended December 31, 2012 and December 31, 2011, and fees billed for other services rendered to Abbott by the Deloitte Entities, for those periods. Prior to the separation of AbbVie from Abbott, Abbott paid any audit, audit-related, tax and other fees of the

Deloitte Entities. As a result, the amounts reported below are not necessarily representative of the fees AbbVie would expect to pay its auditors and their related affiliates in future years.

	2012	2011
Audit fees:(1)	$17,978,000	$17,472,000
Audit related fees:(2)	9,083,000	956,000
Tax fees:(3)	186,000	737,000
All other fees:(4)	1,151,000	357,000

Total	$28,398,000	$19,522,000

(1)
The Deloitte Entities billed or will bill Abbott for professional services rendered for the audit of Abbott's annual financial statements, the audits of Abbott's internal control over financial reporting, statutory and subsidiary audits, the review of documents filed with the Securities and Exchange Commission, and certain accounting consultations in connection with the audits.

(2)
Audit related fees include: accounting consultations and audits in connection with proposed acquisitions and divestitures, audits of certain employee benefit plans' financial statements, and, in 2012, audits and audit related services in connection with the separation of AbbVie from Abbott, including associated filings with the Securities and Exchange Commission.

(3)
Tax fees consist principally of professional services rendered by the Deloitte Entities for tax compliance and tax planning and advice including assistance with tax audits and appeals, and tax advice related to mergers and acquisitions.

(4)
All other fees primarily represent consulting services for an information technology project engagement Abbott entered with a firm before that firm's acquisition by a Deloitte Entity in 2011.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditor

        The audit committee has established policies and procedures to pre-approve all audit and permissible non-audit services performed by the independent auditor and its related affiliates.

        Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit a schedule of all proposed services expected to be rendered during that year for each of four categories of services to the audit committee for approval.

        Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted and the audit committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging the independent registered public accounting firm.

        The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the audit committee at its next scheduled meeting.

 REPORT OF THE AUDIT COMMITTEE

        Management is responsible for the preparation and integrity of AbbVie's consolidated financial statements. The independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee reviews these processes on behalf of the Board of Directors. In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2012 Annual Report on Form 10-K with AbbVie's management and its independent registered public accounting firm.

        AbbVie's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 does not include a report of management's assessment regarding internal control over financial reporting or an attestation report of our independent registered public accounting firm on the effectiveness of our internal control over financial reporting due to a transition period established by the rules of the Securities and Exchange Commission for newly public companies.

        The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed pursuant to Auditing Standards Section AU 380 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board.

        The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm's independence. The Audit Committee has also considered whether the provision of non-audit services is compatible with maintaining the independence of the independent registered public accounting firm.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in AbbVie's Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission.

Audit Committee

        R. S. Austin, Chair, W. H.L. Burnside, E. J. Rapp, and F. H. Waddell

SAY ON PAY—AN ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION (ITEM 3 ON PROXY CARD)

        Stockholders are being asked to approve the compensation of AbbVie's named executive officers, as disclosed under Securities and Exchange Commission rules, including the compensation discussion and analysis, the compensation tables and related material included in this proxy statement.

        The independent compensation committee of the board of directors, with the counsel of its independent compensation consultant, has thoroughly examined AbbVie's programs, the company's performance related to our industry and high-performing peer group and market factors. The committee has determined that the specific pay decisions for the named executive officers are appropriate given the company's performance, the executives' contributions, and our stockholders' interests.

        While this vote is advisory and non-binding, the board of directors and the compensation committee value the opinion of the stockholders and will review the voting results and take them into account when future compensation decisions are made.

        Accordingly, the Board of Directors recommends that you vote FOR the approval of executive compensation.

 SAY WHEN ON PAY—AN ADVISORY VOTE ON THE FREQUENCY OF FUTURE APPROVALS OF EXECUTIVE COMPENSATION (ITEM 4 ON PROXY CARD)

        The Dodd-Frank Act provides stockholders the opportunity to vote, on an advisory and non-binding basis, their preference as to the frequency of future advisory approvals of named executive officer compensation. This vote is often referred to as "say when on pay." Stockholders can vote on whether future advisory approvals of named executive officer compensation should occur every year, every two years or every three years, or they can abstain from voting.

        After careful consideration, the board of directors recommends that future advisory approvals of executive officer compensation occur every year.

        While this vote is advisory and non-binding, the board of directors values the opinion of the stockholders and will review the voting results and take them into account.

        Accordingly, the Board of Directors recommends that you vote for a vote to approve executive compensation every 1 YEAR.

 APPROVAL OF THE ABBVIE 2013 INCENTIVE STOCK PROGRAM (ITEM 5 ON PROXY CARD)

        Before the Separation, the AbbVie 2013 Incentive Stock Program (the "Program") was approved by the AbbVie board of directors and AbbVie's sole stockholder. The Program is being presented for stockholder approval as part of this proxy statement to comply with stock exchange requirements and the performance-based compensation exception under Internal Revenue Code Section 162(m). A copy of the Program is attached to this proxy statement as Exhibit A, and the following summary of the principal features of the Program is qualified in its entirety by reference to that Exhibit. The board of directors recommends that the stockholders vote FOR the approval of the Program.

        The purposes of the Program are to attract and retain outstanding directors, officers and other employees of AbbVie and its subsidiaries, to provide incentives to such individuals through opportunities to acquire shares of AbbVie common stock or to receive monetary payments based on the value of such shares or on the financial performance of AbbVie, or both, on advantageous terms as provided in the Program, and to further align such persons' interests with those of AbbVie's other stockholders through compensation that is based on the value of AbbVie common stock. The board of directors believes the adoption of the Program will allow AbbVie to maintain the flexibility the company needs to continue to adapt the compensation of key individuals to changes in law, accounting principles and corporate objectives affecting such compensation. In addition, the Program facilitated the assumption of certain awards ("Adjusted Awards") granted under the Abbott Laboratories Incentive Stock Programs in connection with the Separation. To accomplish the purposes of the Program, the Program authorizes the grant of several different forms of benefits, including nonqualified stock options, restricted stock awards, restricted stock units, performance awards, and other share-based awards (including stock appreciation rights, dividend equivalents and recognition awards) (the "Benefits").

        The Program is intended to enable compensation awarded to the executives named in the Summary Compensation Table to qualify for the performance-based exception from the deductibility limitation of Internal Revenue Code Section 162(m). The Program, as required by Section 162(m), sets the following maximums on the number of shares of AbbVie common stock subject to awards or dollar value of such awards on the date of grant that any individual participant can receive in any year under the Program: 2 million shares subject to stock options or stock appreciation rights, and $15 million under all performance awards for any one year for any one participant. Accordingly, if the Program is approved by the stockholders and other conditions of Section 162(m) relating to the exclusion for performance-based compensation are satisfied, certain compensation paid to executive officers pursuant to the Program will not be subject to the deduction limit of Section 162(m). While the Program is intended to comply with Section 162(m), AbbVie may elect to provide non-deductible compensation under the Program.

        The Program authorizes grants of options and other Benefits with respect to an aggregate of 100 million shares of AbbVie common stock, subject to adjustments as described below. The aggregate number of shares was determined with the input of the Committee's independent compensation consultant and equals approximately 6.4% of AbbVie's outstanding shares of common stock as of January 31, 2013.

        The shares of common stock covered by the Program may be either authorized but unissued shares or shares that have been or may be reacquired by AbbVie in the open market, in private transactions or otherwise. If there is a lapse, expiration, termination, forfeiture, or cancellation of any Benefit granted under the Program without the issuance of shares or payment of cash thereunder, the shares subject to such Benefit may again be used for the grant of new Benefits under the Program. Shares of common stock that are issued under any Benefit and thereafter reacquired by AbbVie pursuant to rights reserved upon the issuance of the shares or pursuant to the payment of the exercise price under stock options by delivery of other shares of AbbVie common stock, common stock under options or stock-settled stock appreciation rights that are not issued upon the net exercise or net settlement of the option or stock appreciation rights, and shares of common stock that are exchanged by the grantee or withheld by AbbVie to satisfy tax withholding requirements in connection with any Benefit will not be available for subsequent awards under the Program. In addition, Benefits that may be settled only in cash will not reduce the number of shares available for subsequent awards under the Program.

        Any shares underlying Adjusted Awards will not count against the shares available for Benefits under the Program, and the lapse, expiration, termination, forfeiture, or cancellation of any Adjusted Award without the issuance of shares or payment of cash thereunder will not increase the number of shares that may be used for the grant of new Benefits under the Program.

Administration

        The Program provides that grants of Benefits and other determinations under the Program shall be made by the compensation committee of the board of directors or such other committee consisting entirely of persons who are both: (i) "disinterested persons" as defined in Rule 16b-3 of the Securities and Exchange Commission; and (ii) "outside directors" as defined under Internal Revenue Code Section 162(m) (the "Committee"), except that the Committee may delegate its authority to the extent consistent with applicable law and Securities and Exchange Commission rules, and except that the chief executive officer may grant Benefits under the Program to eligible persons other than directors and executive officers of AbbVie, which grants shall be reported to the Committee.

        To the extent not inconsistent with the Program's provisions, the Committee's authority includes the power:

  •
  to administer the Program;

  •
  to exercise all the power and authority either specifically granted to it under the Program or necessary or advisable in the administration of the Program;

  •
  to grant Benefits;

  •
  to determine the persons to whom and the time or times at which Benefits will be granted;

  •
  to determine the type and number of Benefits to be granted and the terms and conditions relating to any Benefit;

  •
  to determine whether and to what extent a Benefit may be settled, canceled, forfeited, accelerated, exchanged, deferred in accordance with Internal Revenue Code Section 409A or surrendered;

  •
  to make adjustments in the terms and conditions applicable to Benefits;

  •
  to construe and interpret the Program and any Benefit;

  •
  to prescribe, amend and rescind rules and regulations relating to the Program;

  •
  to determine the terms and provisions of any Benefit agreement; and

  •
  to make all other determinations deemed necessary or advisable for the administration of the Program.

        All determinations of the Committee will be made by the vote of a majority of its members, which will constitute a quorum.

Eligibility

        Employees of AbbVie and its subsidiaries will be eligible to receive Benefits under the Program. Directors who are not employees of AbbVie or its subsidiaries are eligible to receive certain restricted stock unit awards and nonqualified stock options, as described in more detail below. Because the Committee will select the employees who will receive Benefits, the number of individuals who are eligible to participate in the Program cannot be determined at this time. Adjusted Awards have been granted under the Program in accordance with the Employee Matters Agreement described later in this proxy statement.

Duration

        The Program will continue in effect until the tenth anniversary of its approval by the AbbVie stockholders, unless it is terminated earlier by the board of directors.

Adjustments

        The Program provides for equitable adjustment by the Committee in the event of certain corporate events such as a stock split, special dividend (in cash, shares or other property), merger, spin-off, or similar occurrence affecting the shares, including, for example, adjustments to the number of shares reserved under the Program, the number of shares covered by, or issuable pursuant to, each outstanding Benefit, the exercise price or purchase price relating to any Benefit, the performance goals, and the individual and share limitations under the Program.

Nonqualified Stock Options

        The Program provides for the grant of nonqualified stock options (referred to herein as "stock options" or "options"). The exercise price of any stock option will be at least 100 percent of the fair market value of the shares of common stock on the option grant date. The Committee may provide for the payment of the exercise price in cash, by delivery of other shares of AbbVie common stock with a market value equal to the purchase price of such shares, by withholding shares that otherwise would be distributed to the grantee upon exercise, or by any other method approved by the Committee.

        The Committee may permit or require a participant to pay all or a portion of the federal, state and local taxes (in U.S. or non-U.S. jurisdictions), including Social Security and Medicare withholding tax, arising in connection with the receipt or exercise of any Benefit, by having AbbVie withhold shares or by delivering shares received in connection with the Benefit or previously acquired that have a fair market value approximating the amount to be withheld.

        Certain Adjusted Awards comprised of stock options granted under an incentive stock program of Abbott Laboratories or its subsidiaries before 2005 may qualify for the grant of replacement options under the AbbVie Program. When an individual exercises a stock option granted with a replacement option feature that has been held for at least six months and pays the exercise price or taxes incurred in connection with the exercise by delivery or withholding of shares of AbbVie common stock, that individual may be granted a new nonqualified stock option for the number of shares so used. The replacement option will cover the number of shares surrendered to pay the purchase price, or surrendered or withheld to pay the individual's tax liability, if any, will have an exercise price equal to the fair market value of such shares on the date the replacement option is granted, will be exercisable in full six months from the date of grant, will expire on the expiration date of the original stock option and will contain a similar replacement option feature. The AbbVie Program does not provide for the grant of replacement options other than pursuant to Adjusted Awards.

        No option may be exercised after the expiration of ten years from the date it is granted. The Program contains special rules covering the time of exercise in case of retirement, death, disability, or other termination of employment. The Program also provides that, unless otherwise provided in a Benefit agreement, upon the occurrence of a "Change in Control" of AbbVie (as defined in the Program) all stock options will become fully vested and exercisable as of the date of the Change in Control.

Restricted Stock Awards and Restricted Stock Units

        Restricted stock awards consist of shares of common stock transferred to participants, without payment, as additional compensation for their services to AbbVie or one of its subsidiaries. Restricted stock units consist of a contractual right of the participant to receive shares of common stock, or cash equal in value to those shares, in the future, without payment, as additional compensation for their services to AbbVie or one of its subsidiaries. Restricted stock awards and restricted stock units awarded under the Program will be subject to such terms and conditions as the Committee determines are appropriate including, without limitation, restrictions on the sale or other disposition of such shares. The Committee may provide the right to vote and receive dividends on restricted stock granted under the Program. Subject to Internal Revenue Code Section 409A, the Committee may provide the right to receive dividend equivalents on restricted stock units granted under the Program. Unless otherwise provided, any dividends or dividend equivalents received, including in connection with a stock split of the shares of common stock underlying an award, will be subject to the same restrictions as the shares underlying the award.

        The Program provides that, unless otherwise provided in a Benefit agreement, upon the occurrence of a Change in Control of AbbVie all terms and conditions of all restricted stock awards and restricted stock units then outstanding will be deemed to be satisfied, and all restrictions will lapse, as of the date of the Change in Control.

Performance Awards

        The Program permits the grant of performance awards in the form of restricted stock, restricted stock units and other share-based awards. The goals established by the Committee will be based on any one or a combination of earnings per share, return on equity, return on assets, return on net assets, return on investment, total stockholder return, net operating income, cash flow, increase in revenue, economic value added, increase in share price or cash flow return on investment. The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), a level or levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

        The Program provides that, unless otherwise provided in a Benefit agreement, upon the occurrence of a Change in Control of AbbVie all performance awards then outstanding will be deemed to have been fully earned and will be immediately payable as of the date of the Change in Control.

Other Share-Based Awards and Recognition Awards

        The Committee may grant other share-based awards, including stock appreciation rights and other awards based on the value of shares of AbbVie common stock, subject to such terms and conditions as the Committee determines are appropriate. The Committee may grant no more than one thousand fully vested common shares in the form of recognition awards to any one individual in any one calendar year.

        The Program provides that, unless otherwise provided in a Benefit agreement, upon the occurrence of a Change in Control of AbbVie all other share-based awards will become fully vested and all stock appreciation rights will become fully vested and exercisable as of the date of the Change in Control.

Non-U.S. Benefits

        The Committee may grant Benefits to officers and employees of AbbVie and its subsidiaries who reside outside the United States, subject to such terms and conditions as the Committee determines are appropriate. The Committee may amend or vary the terms of the Program to conform such terms with the requirements of each jurisdiction where a subsidiary is located as it considers necessary or desirable to take into account or to mitigate or reduce the burden of taxation and social security contributions for participants and/or the subsidiary, or amend or vary the terms of the Program in a jurisdiction where the subsidiary is located as it considers necessary or desirable to achieve the goals and objectives of the Program. The Committee may establish one or more sub-programs for these purposes, or establish administrative rules and procedures to facilitate the operation of the Program in such jurisdictions. To the extent permitted under applicable law, the Committee, which may delegate its authority and responsibilities to one or more officers of AbbVie, has delegated to the senior vice president of human resources its authority and responsibilities with respect to the grant of Program Benefits to officers and employees of AbbVie and its subsidiaries who reside outside the United States.

Awards to Non-Employee Directors

        The Program permits each director of AbbVie who is not also an employee of AbbVie or its subsidiaries ("non-employee directors") to elect to receive any or all of his or her directors' fees earned under AbbVie's Non-Employee Directors' Fee Plan in the form of nonqualified stock options. The fees earned in any year that are covered by such an election will be converted into stock options based on an independent appraisal for such year of the value of such options. Each nonqualified stock option due to a director under this Program will be granted annually, on the date of the annual stockholders meeting, will be immediately exercisable and non-forfeitable, and will not be exercisable after the tenth anniversary of the date of grant.

        The Program also provides that restricted stock units automatically will be awarded to each person elected a director of AbbVie at the annual stockholders meeting who is not also an employee of AbbVie or its subsidiaries. The awards will be made on the date the person is elected as a director, and each award shall cover a number of common shares with a fair market value on the award date closest to the sum of an amount equal to six times the monthly fee under the terms of the Non-Employee Directors' Fee Plan on the date of the award and $50,000. The shares covered by the awards will be fully vested on the award date. The non-employee director receiving the restricted stock units will be entitled to receive one common share for each restricted stock unit upon the earliest of the date the director experiences a "separation from service" (within the meaning of Internal Revenue Code Section 409A), the date the director dies or the date of a Change in Control that also qualifies as a "change of control event" (within the meaning of Internal Revenue Code Section 409A).

Nontransferability

        Except as provided by the Committee, Benefits granted under the Program will be exercisable only by the holder during the holder's lifetime; provided, however, that such Benefits will be transferable by will or by the laws of descent and distribution.

Amendment and Termination

        The Program may be amended from time to time or terminated by the board of directors. In the absence of stockholder approval, however, no such amendment may increase the aggregate number of shares available for Benefits, extend the term of the Program, or change or add a category or categories of individuals who are eligible to participate in the Program. In addition, without the written consent of the holder, no amendment or termination of the Program may materially and adversely modify the holder's rights under the express terms and conditions of an outstanding Benefit.

Program Benefits

        Future awards of Benefits under the Program will be determined by the Committee and may vary from year to year and from participant to participant. Future awards under the Program are not determinable at this time because the awards are discretionary and, with respect to certain awards to employees and non-employee directors, depend on the value of AbbVie's common stock at the time grants are determined.

U.S. Federal Income Tax Consequences

        The following is a brief summary of the principal United States federal income tax consequences of the Program under the provisions of the Internal Revenue Code, as currently in effect. The Internal Revenue Code and regulations are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local or foreign income and other tax consequences. The specific tax consequences to a participant will depend upon the participant's individual circumstances.

        Under existing law and regulations, the grant of nonqualified stock options and stock appreciation rights will not result in income taxable to the employee or director or provide a deduction to AbbVie. However, the exercise of a nonqualified stock option or stock appreciation right results in taxable income to the holder, and AbbVie is entitled to a corresponding tax deduction. At the time of the exercise of a nonqualified stock option, the participant will be taxed at ordinary income tax rates on the excess of the fair market value of the shares purchased over the option exercise price. At the time of the exercise of a stock appreciation right, the participant will be taxed at ordinary income tax rates on the amount of the cash, or the fair market value of the shares, received by the employee upon exercise.

        A participant in the Program who is granted a restricted stock award will not be taxed upon the acquisition of such shares so long as the interest in such shares is subject to a "substantial risk of forfeiture" within the meaning of Internal Revenue Code Section 83. Upon lapse or release of the restrictions, the recipient will be taxed at ordinary income tax rates on an amount equal to the then current fair market value of the shares. Any such awards that are not subject to a substantial risk of forfeiture will be taxed at the time of grant. AbbVie will be entitled to a corresponding deduction when the value of the award is included in the recipient's taxable income. The basis of restricted shares held after lapse or termination of restrictions will be equal to their fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition any further gain or loss will be a long-term or short-term capital gain or loss, depending upon the length of time the shares are held.

        A recipient of a restricted stock award may elect to be taxed at ordinary income tax rates on the full fair market value of the restricted shares at the time of grant. If the election is made, the basis of the shares so acquired will be equal to the fair market value at the time of grant. If the election is made, no tax will be payable upon the subsequent lapse or release of the restrictions, and any gain or loss upon disposition will be a capital gain or loss.

        An employee or non-employee director who is granted a restricted stock unit will not be taxed upon the grant of the award. Upon receipt of a cash payment or a distribution of shares of common stock pursuant to a restricted stock unit, the employee or non-employee director will realize ordinary income in an amount equal to any cash received and the fair market value of any common stock received, and AbbVie will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the employee or non-employee director.

        A recipient of a performance award generally will realize ordinary income at the time shares of common stock are transferred or cash is paid to the grantee with respect to such award.

        The Board of Directors recommends that you vote FOR approval of the AbbVie 2013 Incentive Stock Program.

 PROCEDURES FOR APPROVAL OF RELATED PERSON TRANSACTIONS

        It is AbbVie's policy that the nominations and governance committee review, approve, ratify or disapprove of all transactions in which AbbVie participates and in which any related person has a direct or indirect material interest if such transaction involves or is expected to involve payments of $120,000 or more in the aggregate per fiscal year. Related person transactions requiring review by the nominations and governance committee pursuant to this policy are identified in:

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  questionnaires annually distributed to AbbVie's directors and officers;

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  certifications submitted annually by AbbVie officers related to their compliance with AbbVie's Code of Business Conduct; or

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  communications made directly by the related person to the chief financial officer or general counsel.

        In determining whether to approve or ratify a related person transaction, the nominations and governance committee will consider the following items, among others:

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  the related person's relationship to AbbVie and interest in the transaction;

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  the material facts of the transaction, including the aggregate value of such transaction or, in the case of indebtedness, the amount of principal involved;

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  the benefits to AbbVie of the transaction;

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  if applicable, the availability of other sources of comparable products or services;

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  an assessment of whether the transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally;

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  whether a transaction has the potential to impair director independence; and

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  whether the transaction constitutes a conflict of interest.

        This process is included in the nominations and governance committee's written charter, which is available on the corporate governance section of AbbVie's investor relations website at www.abbvieinvestor.com.

TRANSACTIONS WITH ABBOTT

        Abbott was AbbVie's sole stockholder prior to the distribution of AbbVie common stock to Abbott's shareholders of record. In connection with the Separation, AbbVie and Abbott entered into a separation and distribution agreement and other agreements to effect the separation of the two companies, provide a framework for AbbVie's relationship with Abbott after the Separation and provide for the allocation between AbbVie and Abbott of Abbott's assets, employees, liabilities and obligations (including its investments, property and employee benefits and tax-related assets and liabilities) attributable to periods prior to, at and after AbbVie's separation from Abbott. Abbott does not currently hold a sufficient amount of AbbVie common stock for Abbott to be deemed a "related party." Nevertheless, because Abbott held more than five percent of AbbVie's common stock in 2012, AbbVie is required to provide disclosure about certain agreements entered into in connection with the Separation.

        The summaries of these agreements are qualified in their entireties by reference to the full text of the applicable agreements, which are listed as exhibits to AbbVie's 2012 Annual Report on SEC Form 10-K. When used in this section, "distribution date" refers to the date on which Abbott distributed AbbVie's common stock to the holders of Abbott common shares.

        In addition to these agreements, Abbott and AbbVie entered into certain lease agreements prior to the distribution, including a long term lease pursuant to which AbbVie leases from Abbott a portion of Abbott Park, Abbott's current headquarters. Certain shared services are contemplated in connection with this arrangement. These lease agreements, individually and in the aggregate, are not material to AbbVie's business.

The Separation Agreement

        The separation agreement sets forth, among other things, AbbVie's agreements with Abbott regarding the principal transactions necessary to separate AbbVie from Abbott. It also sets forth other agreements that govern certain aspects of AbbVie's relationship with Abbott after the distribution date.

Transfer of Assets and Assumption of Liabilities

        The separation agreement identifies the assets to be transferred, the liabilities to be assumed and the contracts to be assigned to each of AbbVie and Abbott as part of the separation of Abbott into two companies, and it provides for when and how these transfers, assumptions and assignments occurred and will occur.

        Except as expressly set forth in the separation agreement or any ancillary agreement, neither AbbVie nor Abbott made any representation or warranty as to the assets, business or liabilities transferred or assumed as part of the Separation, as to any approvals or notifications required in connection with the transfers, as to the value of or the freedom from any security interests of any of the assets transferred, as to the absence or presence of any defenses or right of setoff or freedom from counterclaim with respect to any claim or other asset of either AbbVie or Abbott, or as to the legal sufficiency of any assignment, document or instrument delivered to convey title to any asset or thing of value to be transferred in connection with the Separation. All assets have been or will be transferred on an "as is," "where is" basis and the respective transferees will bear the economic and legal risks that any conveyance will prove to be insufficient to vest in the transferee good and marketable title, free and clear of all security interests, and that any necessary consents or governmental approvals are not obtained or that any requirements of laws, agreements, security interests, or judgments are not complied with.

        To the extent that the transfer or assignment of certain assets and liabilities to Abbott or AbbVie, as applicable, did not occur prior to the Separation then, until such assets or liabilities are able to be transferred or assigned, Abbott or AbbVie, as applicable, will hold such assets on behalf of and for the benefit of the other party and will pay, perform, and discharge such liabilities, for which the other party will reimburse Abbott or AbbVie, as applicable, for all commercially reasonable payments made in connection with the performance and discharge of such liabilities. For example, due to the requirements of applicable laws, the need to obtain certain governmental and third party consents and other business reasons, the transfer of certain assets and liabilities to Abbott or AbbVie has been deferred in certain jurisdictions outside of the United States until after the completion of the Separation. The international commercial operations agreements implement the principle outlined above with respect to the assets and liabilities in those jurisdictions and provide the mechanisms and transactions that will be used to transfer the benefits and burdens of the assets and liabilities located in those jurisdictions.

The Distribution

        The separation agreement also governs the rights and obligations of the parties regarding the distribution. On the distribution date, Abbott distributed to its shareholders that held Abbott common shares as of the record date all of the issued and outstanding shares of AbbVie's common stock on a pro rata basis. Shareholders received cash in lieu of any fractional shares.

Claims

        In general, each party to the separation agreement assumes liability for all pending, threatened and unasserted legal matters related to its own business or its assumed or retained liabilities and indemnifies the other party for any liability to the extent arising out of or resulting from such assumed or retained legal matters.

Settlement of Accounts between AbbVie and Abbott

        All intercompany receivables and payables as to which there are no third parties and that are between AbbVie or an AbbVie subsidiary that is incorporated in the United States, on the one hand, and Abbott or an Abbott subsidiary that is incorporated in the United States, on the other hand, as of immediately prior to the completion of the Separation, have been settled, capitalized, cancelled, assigned, or assumed by AbbVie or one or more AbbVie subsidiaries as of immediately prior to the completion of the Separation. All other intercompany receivables and payables as to which there are no third parties and that are between AbbVie or an AbbVie subsidiary, on the one hand, and Abbott or an Abbott subsidiary, on the other hand, as of immediately prior to the completion of the Separation, remain outstanding on the same terms and conditions that applied immediately prior to the completion of the Separation. There are no cash sweep arrangements between AbbVie and Abbott accounts.

Releases

        AbbVie and its affiliates have released and discharged Abbott and its affiliates from all liabilities assumed by AbbVie as part of the Separation, from all acts and events occurring or failing to occur, and all conditions existing, on or before the distribution date relating to AbbVie's business, and from all liabilities existing or arising in connection with the implementation of the Separation, except as expressly set forth in the separation agreement. Abbott and its affiliates have released and discharged AbbVie and its affiliates from all liabilities retained by Abbott and its affiliates as part of the Separation and from all liabilities existing or arising in connection with the implementation of the separation, except as expressly set forth in the separation agreement. These releases do not extend to obligations or liabilities under any agreements between the parties that remain in effect following the Separation.

Indemnification

        AbbVie agreed to indemnify, defend and hold harmless Abbott, each of its affiliates and each of their respective directors, officers and employees, from and against all liabilities relating to, arising out of or resulting from:

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  certain liabilities related to AbbVie's business or assets that were retained by or transferred to AbbVie or one of its subsidiaries (the "AbbVie Liabilities");

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  the failure of AbbVie or any of its subsidiaries to pay, perform or otherwise promptly discharge any of the AbbVie Liabilities, in accordance with their respective terms, whether prior to, at or after the distribution;

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  the conduct of any business, operation or activity by AbbVie or any of its affiliates from and after the distribution;

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  any breach by AbbVie or any of its subsidiaries of the separation agreement or any of the ancillary agreements; and

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  any untrue statement or alleged untrue statement of a material fact in the registration statement on Form 10 filed by AbbVie with the SEC or the related information statement.

        Abbott agreed to indemnify, defend and hold harmless AbbVie, each of its affiliates and each of its respective directors, officers and employees from and against all liabilities relating to, arising out of or resulting from:

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  all liabilities (including whether accrued, contingent, or otherwise) other than the AbbVie Liabilities that were retained by or transferred to Abbott or one of its subsidiaries (the "Abbott Liabilities");

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  the failure of Abbott or any of its subsidiaries, other than AbbVie, to pay, perform or otherwise promptly discharge any of the Abbott Liabilities, in accordance with their respective terms whether prior to, at, or after the distribution;

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  the conduct of any business, operation or activity by Abbott or any of its affiliates from and after the distribution (other than the conduct of business, operations or activities for the benefit of AbbVie pursuant to an ancillary agreement);

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  any breach by Abbott or any of its subsidiaries, other than AbbVie, of the separation agreement or any of the ancillary agreements; and

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  any untrue statement or alleged untrue statement of a material fact made explicitly in Abbott's name in the registration statement on Form 10 filed by AbbVie with the SEC or the related information statement.

        The separation agreement also establishes procedures with respect to claims subject to indemnification and related matters.

Patent Licenses

        AbbVie and Abbott granted each other perpetual, irrevocable, fully paid, and royalty-free licenses to certain patents to make, have made, use, sell, have sold, offer for sale, or import products. These licenses are generally limited to a field of use consistent with the licensee's business, and generally are worldwide, except where related to products that both AbbVie and Abbott will be selling in separate jurisdictions. Most of the licenses are non-exclusive, with the exception of one exclusive license from Abbott to AbbVie related to a specific product, one exclusive license from AbbVie to Abbott related to a specific product and two co-exclusive licenses. The licenses expire on the expiration of the applicable patents, and may be terminated earlier upon request of the licensee, or upon mutual consent of the parties.

Legal Matters

        Subject to certain specified exceptions, each party to the separation agreement assumed the liability for, and control of, all pending and threatened legal matters related to its own business, including liabilities for any claims or legal proceedings related to products that had been part of its business but were discontinued prior to the distribution, as well as assumed or retained liabilities, and has agreed to indemnify the other party for any liability arising out of or resulting from such assumed legal matters. In addition, AbbVie assumed the liability for and control of certain proceedings relating to Depakote.

Insurance

        The separation agreement allocates between the parties the rights and obligations under existing insurance policies with respect to occurrences prior to the distribution and sets forth procedures for the administration of insured claims. In addition, the separation agreement allocates between the parties the right to proceeds and the obligation to incur certain deductibles under certain insurance policies. The separation agreement also provides for Abbott to obtain, subject to the terms of the agreement, certain directors and officers insurance policies to apply against certain pre-Separation claims, if any.

Further Assurances

        Except as otherwise set forth in the separation agreement or in any ancillary agreement, both AbbVie and Abbott agreed in the separation agreement to use commercially reasonable efforts, prior to, on and after the distribution date, to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws, regulations and agreements to consummate and make effective the transactions contemplated by the separation agreement and the ancillary agreements.

Non-Competition

        For ten years following the completion of the distribution (or if not enforceable for ten years in a country, for such period as will be enforceable in such country), subject to certain specified exceptions, Abbott and any of its subsidiaries will not directly or indirectly, anywhere in the world, discover, research, develop, import, export, manufacture, market, distribute, promote or sell any anti-TNF antibody, JAK inhibitor or IL-12 inhibitor.

Transition Committee

        AbbVie and Abbott established a transition committee that consists of an equal number of members from AbbVie and Abbott. The transition committee is responsible for monitoring and managing all matters related to the Separation and all other transactions contemplated by the separation agreement or any ancillary agreement. The transition committee has the power to establish various subcommittees from time to time as it deems appropriate or as may be described in the ancillary agreements.

Dispute Resolution

        The separation agreement contains provisions that govern, except as otherwise provided in any ancillary agreement, the resolution of disputes, controversies or claims that may arise between AbbVie and Abbott related to the Separation or distribution and that are unable to be resolved by the transition committee. These provisions contemplate that efforts will be made to resolve disputes, controversies and claims by escalation of the matter to senior management or other mutually agreed representatives of AbbVie and Abbott. If such efforts are not successful, either AbbVie or Abbott may submit the dispute, controversy or claim to binding alternative dispute resolution, subject to the provisions of the separation agreement.

Expenses

        Except as expressly set forth in the separation agreement or in any ancillary agreement, or as otherwise agreed in writing by Abbott and AbbVie, all costs and expenses incurred in connection with the Separation and distribution after the distribution date will be paid by the party incurring such cost and expense.

Other Matters

        Other matters governed by the separation agreement include access to financial and other information, confidentiality, access to and provision of records and treatment of outstanding guarantees and similar credit support.

Termination

        In the event of a termination of the separation agreement, no party, nor any of its directors, officers, or employees, will have any liability of any kind to the other party or any other person. The separation agreement may not be terminated except by an agreement in writing signed by both Abbott and AbbVie.

Transition Services Agreements

        AbbVie and Abbott entered into transition services agreements (one transition services agreement for services to be provided in the United States and one transition services agreement for services to be provided outside the United States) pursuant to which AbbVie and Abbott and their respective subsidiaries will provide various services to each other on an interim, transitional basis. The services to be provided in the United States include information technology, accounts payable, payroll, and other financial functions, as well as engineering support for various facilities, quality assurance support, and other administrative services. The services to be provided outside the United States include information technology, accounts payable, payroll, receivables collection, treasury and other financial functions, as well as order entry, warehousing, and other administrative services. The general governing terms of the transition services agreements are substantially identical. The agreed upon charges for such services generally are intended to allow the servicing party to recover all out-of-pocket costs and expenses and a predetermined profit equal to a mark-up of such out-of-pocket expenses.

        Each transition services agreement will terminate on the expiration of the term of the last service provided under it, which generally will be up to 24 months following the distribution date, with the option for a one-year extension. The recipient for a particular service generally can terminate that service prior to the scheduled expiration date, subject to a minimum notice period equal to the shorter of 180 days or half of the original service period. Services can be terminated only at a month-end. Due to interdependencies between services, certain services may be extended or terminated early only if other services are likewise extended or terminated.

        Subject to certain exceptions, the liability of each party under the transition services agreements for the services it provides generally is limited to the aggregate profits it receives in connection with the provision of such services during the twelve month period prior to a claim. The transition services agreements also provide that the provider of a service shall not be liable to the recipient of such service for any special, indirect, incidental, or consequential damages.

 Special Products Master Agreement

        AbbVie and Abbott entered into a special products master agreement that specifies which assets and liabilities of the following pharmaceutical products, referred to as the "Special Products," are being transferred to AbbVie or retained by Abbott as part of the Separation: AndroGel, Creon, Niaspan, Synthroid, Simcor, TriCor/Trilipix, Biaxin, Marinol, Advicor, Mavik, Tarka, Teveten, Depakote, and Luvox. The special products master agreement generally governs Abbott's and AbbVie's respective rights, responsibilities and obligations with respect to the development, manufacturing, marketing, distribution, promotion, and sale of the Special Products. AbbVie has rights to AndroGel, Creon, Niaspan, Synthroid, TriCor/Trilipix, Biaxin, Marinol, Mavik, Tarka, Teveten, and Depakote only in the United States. AbbVie has rights to Simcor and Advicor worldwide, except Canada. In addition, AbbVie has rights to Luvox only in Japan.

        The special products master agreement is expected to remain in effect on a Special Product by Special Product basis for as long as both companies are commercializing the same Special Product and can be terminated only by an agreement in writing signed by each of Abbott and AbbVie. In addition, if Abbott or AbbVie notifies the other party that it has discontinued all commercialization activities with respect to a Special Product, certain of Abbott's and AbbVie's obligations under the special products master agreement will expire with respect to such Special Product. Each party is responsible, at its own cost and expense, for commercializing the Special Products in the territories granted to it under the agreement, including establishing conditions of sale, pricing, and booking sales.

Tax Sharing Agreement

        AbbVie and Abbott entered into a tax sharing agreement that generally governs Abbott's and AbbVie's respective rights, responsibilities and obligations with respect to taxes for any tax period ending on or before the distribution date, as well as tax periods beginning before and ending after the distribution date. Abbott generally is liable for all pre-distribution U.S. federal income taxes, foreign income taxes and certain non-income taxes attributable to AbbVie's business. AbbVie generally is liable for all other taxes attributable to its business. In addition, the tax sharing agreement addresses the allocation of liability for taxes that are incurred as a result of restructuring activities undertaken to effectuate the distribution. The tax sharing agreement also provides that AbbVie is liable for taxes incurred by Abbott that may arise if AbbVie takes, or fails to take, as the case may be, certain actions that may result in the distribution failing to meet the requirements of a tax-free distribution under Internal Revenue Code Section 355.

Employee Matters Agreement

        AbbVie and Abbott entered into an employee matters agreement to allocate liabilities and responsibilities relating to employment matters, employee compensation and benefits plans and programs and other related matters. The employee matters agreement governs Abbott's and AbbVie's compensation and employee benefit obligations with respect to the current and former employees and non-employee directors of each company.

        Abbott generally is responsible for liabilities associated with employees who continue service with Abbott following the distribution date and liabilities associated with former employees whose last employment was not with the AbbVie business, and AbbVie generally is responsible for liabilities associated with employees who transfer to AbbVie and liabilities associated with former employees whose last employment was with the AbbVie business.

        AbbVie employees generally became eligible to participate in AbbVie benefit plans as of the distribution date. Abbott and AbbVie have agreed to continue benefit programs in the United States (including Puerto Rico) through December 31, 2013, subject to changes in the ordinary course of business or as required by law.

        In general, AbbVie will credit each employee with his or her service with Abbott prior to the distribution for all purposes under the AbbVie benefit plans, so long as such crediting does not result in a duplication of benefits.

Retirement and Deferred Compensation Programs

        AbbVie has established a defined benefit pension plan (the AbbVie Pension Plan), which is substantially similar to the Abbott Annuity Retirement Plan and includes the same benefit formula that was in effect under the Abbott Annuity Retirement Plan as of the distribution date. The AbbVie Pension Plan will provide benefits to AbbVie U.S. employees transferred in connection with the Separation who had participated in the Abbott Annuity Retirement Plan. The AbbVie Pension Plan will accept assets and assume liabilities from the Abbott Annuity Retirement Plan which relate to transferred employees. After the distribution date, a portion of the assets of the trust funding the Abbott Annuity Retirement Plan were transferred to a trust designated to fund the AbbVie Pension Plan. Transferred employees are eligible to participate in the AbbVie Pension Plan to the extent they were eligible to participate in the Abbott Annuity Retirement Plan, and they receive credit for Abbott service to the extent credited under the Abbott Annuity Retirement Plan and recognition for compensation paid by Abbott as though it were compensation paid by AbbVie. Accrued benefits for transferred employees under the Abbott Annuity Retirement Plan are payable under the AbbVie Pension Plan.

        Abbott and AbbVie have jointly established and now co-sponsor a defined benefit pension plan to provide benefits to participants in the Abbott Annuity Retirement Plan who terminated service with Abbott before the distribution date. The benefits provided to former employees are the same as those they would have received or were receiving under the Abbott Annuity Retirement Plan as of the distribution date. The jointly sponsored plan will accept assets and assume liabilities from the Abbott Annuity Retirement Plan which relate to former employees. As soon as practicable after the distribution date, a portion of the assets of the trust funding the Abbott Annuity Retirement Plan related to the former employees who were participating in the Abbott Annuity Retirement Plan immediately before the distribution date will be transferred to a trust designated to fund the jointly sponsored plan. Each former employee's benefit under the jointly sponsored plan after the distribution date will be his or her accrued benefit under the Abbott Annuity Retirement Plan immediately before the distribution date, and will be paid under the jointly sponsored plan at the time and in a form that would have been permitted under the Abbott Annuity Retirement Plan.

        Defined contribution and deferred compensation accounts of AbbVie's U.S. employees (including loans) have been transferred from the applicable Abbott defined contribution retirement or deferred compensation plan to the corresponding AbbVie plan. AbbVie also has assumed liabilities for U.S. non-qualified defined benefit pension benefits of AbbVie employees. In general, Abbott retains liability for benefits of former employees under U.S. qualified defined contribution, non-qualified deferred compensation, and non-qualified defined benefit pension plans, although in some cases AbbVie will reimburse Abbott for a portion of the expense associated with former employees.

Welfare Plans

        Abbott will retain liability for claims incurred under the Abbott health and welfare plans prior to the distribution date, whether incurred by employees who will be employed by Abbott or AbbVie following the distribution date or by former employees. Following the distribution date, AbbVie employees will commence participation in AbbVie health and welfare plans. In general, Abbott will retain liability for U.S. retiree medical and life insurance benefits for employees continuing with Abbott and for former employees, although AbbVie will reimburse Abbott for a portion of the expense associated with former employees.

        Abbott is responsible for workers' compensation and disability benefits for employees continuing with Abbott following the distribution date and for former employees whose last employment was not with the AbbVie business, and AbbVie is responsible for workers' compensation and disability benefits for employees transferring to AbbVie and for former employees whose last employment was with the AbbVie business. AbbVie also is responsible for certain other benefits for former employees who were on disability leave on the distribution date and whose last employment was with the AbbVie business.

Equity Compensation Awards

        The employee matters agreement provides for the conversion of all outstanding awards granted under Abbott's equity compensation programs (whether held by Abbott or AbbVie employees or other participants) into adjusted awards based on both Abbott common shares and AbbVie common stock. For purposes of adjusted award vesting, continued employment or service with Abbott or AbbVie, as applicable, is treated as continued employment or service for both Abbott and AbbVie awards.

        Holders of Abbott restricted shares or restricted stock units generally retained those awards after the distribution date and also received restricted stock or restricted stock units of AbbVie, in an amount that reflected the distribution to Abbott shareholders, by applying the distribution ratio to the Abbott restricted shares or restricted stock units as though they were unrestricted Abbott shares. Together, the Abbott and AbbVie awards were intended to preserve the value of the original Abbott restricted shares or restricted stock units as measured immediately before and immediately after the distribution. The original Abbott restricted shares and restricted stock units and the AbbVie restricted stock and restricted stock units are subject to substantially the same terms, vesting conditions and other restrictions that applied to the original Abbott restricted shares and restricted stock units, respectively, immediately before the distribution. Dividend equivalent payments on restricted stock units will be paid by the restricted stock unit holder's employer (Abbott or AbbVie, as applicable).

        Each Abbott stock option generally was converted into an adjusted Abbott stock option and an AbbVie stock option, which together were intended to preserve the aggregate value of the original Abbott stock option as measured immediately before and immediately after the distribution. The adjusted Abbott stock options cover the same number of shares as the original Abbott stock options, but the exercise prices were adjusted to reflect the distribution. The adjusted Abbott stock options and the AbbVie stock options are subject to substantially the same terms, vesting conditions, post-termination exercise rules, and other restrictions that applied to the original Abbott stock option immediately before the distribution.

        To the extent that local regulations outside the United States or award agreement terms did not permit use of the adjustment method described above or would cause an adverse effect for equity award holders, a compliant alternative adjustment method was used. In such cases, affected employees generally received adjusted awards in the equity of their post-distribution employer.

Miscellaneous

        The employee matters agreement also addresses other employee-related issues and certain special circumstances, including employees who will transfer to their eventual permanent employer on a delayed basis, special rules for benefit arrangements in various non-U.S. jurisdictions, and treatment of certain legacy plans originally adopted by companies that have been acquired by Abbott.

International Commercial Operations Agreements

        The local separation of AbbVie's business in certain countries outside the United States did not occur at the distribution date due to regulatory requirements, the need to obtain consents from local governmental authorities, and other business reasons. The international commercial operations agreement and the Luxembourg international commercial operations agreement provides for the conduct of the AbbVie business by Abbott in such countries until the local separation is completed, and provides that AbbVie will be subject to all the risks and burdens and entitled to all the benefits generated by the AbbVie business during such period. The international commercial operations agreements also govern the process for the local separation of AbbVie's business following the distribution date. The agreements expire on the earlier of the last local separation date and the second anniversary of the distribution date (or, in the case of Brazil, the third anniversary of the distribution date).

Information Technology Agreement

        AbbVie and Abbott entered into an information technology agreement that provides for the separation of various information technology systems and services that AbbVie currently shares with Abbott. The information technology agreement specifies the parties' responsibilities and allocation of associated project costs to effect the separation of the information technology systems. The information technology agreement will terminate two years from the distribution date, with an option for a one-year extension. Either AbbVie or Abbott can generally terminate a project under which it is receiving services on 90 days' notice in order to transfer to itself the control and responsibility for that project. The information technology agreement does not otherwise contain any rights of AbbVie or Abbott to terminate the agreement.

Manufacturing and Supply Agreements

        AbbVie entered into finished good supply agreements and contract manufacturing agreements with Abbott pursuant to which AbbVie or Abbott, as the case may be, has agreed to manufacture, label, and package products for the other party. Under the finished goods supply agreements, Abbott will manufacture for AbbVie the active pharmaceutical ingredients for Trilipix, Depakote, and Biaxin, in each case to be sold in the United States. Abbott will also supply to AbbVie the active pharmaceutical ingredient for Tarka to be sold in the United States and for Luvox to be sold in Japan. In addition, Abbott will manufacture for AbbVie Creon to be sold in the United States, and tubing for Duodopa. Under the contract manufacturing agreements, Abbott will provide AbbVie with local packaging services for HUMIRA, Kaletra, Norvir, and Synagis for Japan, local packaging services for HUMIRA, Kaletra, Lupron, Norvir, Simdax, Survanta, Synagis, and Zemplar for Mexico, local packaging services for HUMIRA, Kaletra, Norvir, and Survanta for Argentina, and local filling and packaging services for Sevoflurane (for human use) and Forane for Latin America. In addition, AbbVie entered into finished goods supply agreements and contract manufacturing agreements with Abbott to manufacture Special Products and certain other pharmaceutical products for Abbott.

        These manufacturing and supply agreements have a term of up to five years. Either party may terminate an agreement upon a material breach by the other party that is not cured within 30 days, if the other party is debarred or becomes insolvent or bankrupt, or if a governmental authority ruling or interpretation makes it impossible to continue the agreement. The purchasing party may also terminate an agreement if the manufacturing party materially violates applicable law, or if there is a recall of products due to the manufacturing party's negligence, recklessness, willful misconduct, or material breach of the agreement.

        Under the finished goods supply agreements, the party purchasing finished goods pays a fixed product cost, and the manufacturing party is responsible for all costs associated with the manufacture of products, including the costs of raw materials and active pharmaceutical ingredients. Under the contract manufacturing agreements, the party purchasing goods provides the manufacturing party with active pharmaceutical ingredients or unfinished goods and pays for the services provided by the manufacturing party.

 Transitional Trademark License Agreement

        AbbVie and Abbott entered into a transitional trademark license agreement pursuant to which each granted the other a non-exclusive, royalty-free and worldwide license to use certain of each other's trademarks. The license to AbbVie allows it to continue using certain of Abbott's trademarks in order to provide sufficient time for AbbVie to rebrand or phase out its use of the licensed marks. AbbVie must cease all use of the licensed marks within a certain period of time after the distribution date, which period is determined as follows: five years from the distribution date for use of the licensed marks on the products themselves, two years from the distribution date for other uses of the licensed marks on product packaging and labeling, and one year from the distribution date for uses of the licensed marks in other electronic and printed materials. If AbbVie is unable to discontinue use of the licensed marks within these time frames, it may request Abbott's consent for an extension with such consent not to be unreasonably withheld. The license to Abbott allows it to use certain of AbbVie's trademarks in the course of providing services to AbbVie pursuant to the terms and conditions of the transition services agreements and international commercial operations agreements. The term of this license from AbbVie to Abbott is for the duration of the services being provided. Either party may immediately terminate its license to the other if the other party breaches the agreement's use restrictions or contests the licensing party's trademark rights and fails to cure such breach within a reasonable period of time.

Lease Agreements

        AbbVie and Abbott entered into lease agreements pursuant to which AbbVie or Abbott, as the case may be, leased office, warehouse, laboratory and manufacturing facilities from the other party. AbbVie leased from Abbott a portion of Abbott Park, Abbott's current headquarters, as well as office and warehouse space in Germany and Chile, manufacturing and office space in Spain, and office space in Mexico. Abbott leased from AbbVie manufacturing, office, and warehouse facilities in Puerto Rico, Germany, Ireland, and Italy and laboratory space in the United States. Other than the lease for a portion of Abbott Park, which has an initial term of 20 years, the agreements under which AbbVie leases property from Abbott have terms ranging from one to two years.

        Each of AbbVie and Abbott, as lessee, will pay rent to the other party. Rent payments are generally adjusted each year of the lease to reflect increase or decreases in operating and maintenance expenses and other factors. The lessor may generally terminate a lease in the event of a material uncured default by the lessee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        AbbVie believes that during 2012 its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934.

OTHER MATTERS

        The Board of Directors knows of no other business to be transacted at the 2013 Annual Meeting of Stockholders, but if any other matters do come before the meeting, it is the intention of the persons named in the accompanying proxy to vote or act with respect to them in accordance with their best judgment.

Date for Receipt of Shareholder Proposals for the 2014 Annual Meeting Proxy Statement

        Shareholder proposals for presentation at the 2014 Annual Meeting must be received by AbbVie no later than November 15, 2013 and must otherwise comply with the applicable requirements of the Securities and Exchange Commission to be considered for inclusion in the proxy statement and proxy for the 2014 meeting.

 Procedure for Recommendation and Nomination of Directors and Transaction of Business at Annual Meeting

        A stockholder may recommend persons as potential nominees for director by submitting the names of such persons in writing to the secretary of AbbVie. Recommendations must be accompanied by certain information about both the nominee and the stockholder making the nomination, as set forth in AbbVie's Amended and Restated By-Laws. A nominee who is recommended by a stockholder following these procedures will receive the same consideration as other comparably qualified nominees.

        A stockholder entitled to vote for the election of directors at an Annual Meeting and who is a stockholder of record on:

  •
  the record date for that Annual Meeting,

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  the date of this proxy statement, and

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  the date of the Annual Meeting,

may nominate persons for director, or make proposals of other business to be brought before the Annual Meeting, by providing proper timely written notice to the secretary of AbbVie.

        That notice must include certain information required by Article II of AbbVie's Amended and Restated By-Laws, including information about the shareholder, any beneficial owner on whose behalf the nomination or proposal is being made, their respective affiliates or associates or others acting on concert with them, and any proposed director nominee.

        For each matter the stockholder proposes to bring before the Annual Meeting, the notice must also include a brief description of the business to be discussed, the reasons for conducting such business at the Annual Meeting, any material interest of the shareholder in such business and certain other information specified in the By-Laws. In addition, in the case of a director nomination, the notice must include a completed and signed questionnaire, representation and agreement of the nominee addressing matters specified in the By-Laws.

        To be timely, written notice either to directly nominate persons for director or to bring business properly before the Annual Meeting must be received at AbbVie's principal executive offices not less than ninety days and not more than one hundred twenty days prior to the anniversary date of the preceding Annual Meeting. If the Annual Meeting is called for a date that is more than thirty days before or sixty days after such anniversary date, notice by the stockholder must be received not less than ninety days and not more than one hundred twenty days prior to the date of such Annual Meeting and not later than the close of business on the later of ninety days prior to the date of such Annual Meeting, or, if the first public announcement of the date of such Annual Meeting is less than one hundred days prior to the date of such Annual Meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by AbbVie. To be timely for the 2014 Annual Meeting, this written notice must be received by AbbVie no later than February 5, 2014.

        In addition, the notice must be updated and supplemented, if necessary, so that the information provided or required to be provided is true and correct as of the record date for the Annual Meeting and as of the date that is ten business days prior to the meeting. Any such update or supplement must be delivered to the secretary of AbbVie at AbbVie's principal executive offices not more than five business days after the record date for the Annual Meeting, and not less than eight business days before the date of the Annual Meeting in the case of any update or supplement required to be made as of ten business days prior to the Annual Meeting.

 Householding of Proxy Materials

        The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (such as brokers or banks) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single Notice or proxy statement addressed to those security holders. This process, which is commonly referred to as "householding," potentially provides extra convenience for security holders and cost savings for companies.

        Several brokers and banks with accountholders who are AbbVie stockholders will be "householding" our proxy materials. As indicated in the notice provided by these brokers to AbbVie stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and you prefer to receive a separate proxy statement, please notify your broker or contact Broadridge Financial Solutions 1-800-542-1061, email: sendmaterials@proxyvote.com, or write us at Investor Relations, AbbVie Inc., 1 North Waukegan Road, North Chicago, Illinois 60064. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker or bank.

General

        It is important that proxies be returned promptly. Stockholders are urged, regardless of the number of shares of AbbVie common stock owned, to vote. Stockholders may vote by telephone, the Internet, or by mail if a printed version of the proxy card was received or requested. Stockholders who vote by telephone or the Internet do not need to return a proxy card.

        The Annual Meeting will be held at the Beechwood Hotel, 363 Plantation Street, Worcester, Massachusetts 01605. Admission to the meeting will be by admission card only. A stockholder planning to attend the meeting should promptly complete and return the reservation form. Reservation forms must be received before April 29, 2013. An admission card admits only one person. A stockholder may request two admission cards, but a guest must be accompanied by a stockholder.

By order of the board of directors.
LAURA J. SCHUMACHER SECRETARY

EXHIBIT A

ABBVIE
2013 INCENTIVE STOCK PROGRAM

1.     PURPOSE.

        The purpose of the AbbVie 2013 Incentive Stock Program is to (i) attract and retain outstanding directors, officers, and other employees of AbbVie Inc. (the "Company") and its Subsidiaries, and to furnish incentives to such persons by providing opportunities to acquire shares of the Company's common stock, or monetary payments based on the value of such Shares or the financial performance of the Company, or both, on advantageous terms as herein provided and to further align such persons' interests with those of the Company's other stockholders through compensation that is based on the value of Shares, and (ii) assume certain awards granted under the Abbott Stock Programs and adjusted as described in the Employee Matters Agreement.

2.     ADMINISTRATION.

        The Program will be administered by the Committee. For purposes of the Program, the "Committee" shall be a committee of at least two persons which shall be either the Compensation Committee of the Board or such other committee comprised entirely of persons who are both (i) "disinterested persons" as defined in Rule 16b-3 of the Securities and Exchange Commission, and (ii) "outside directors" as defined under Code Section 162(m). The Compensation Committee of the Board shall serve as the Committee administering the Program until such time as the Board designates a different Committee.

        The Committee has the following powers, which it may exercise in its sole discretion, subject to and not inconsistent with the express provisions of the Program: (i) to administer the Program; (ii) to exercise all the power and authority either specifically granted to it under the Program or necessary or advisable in the administration of the Program; (iii) to grant Benefits; (iv) to determine the persons to whom and the time or times at which Benefits shall be granted; (v) to determine the type and number of Benefits to be granted, the number of Shares to which a Benefit may relate and the terms, conditions, restrictions and Performance Goals relating to any Benefit; (vi) to determine whether, to what extent, and under what circumstances a Benefit may be settled, canceled, forfeited, accelerated, exchanged, deferred (in accordance with the requirements of Code Section 409A) or surrendered; provided that, except as described in Section 6, the Committee shall neither lower the exercise price or base price of an outstanding option or Stock Appreciation Right nor grant any Benefit or provide cash in replacement of a canceled option or Stock Appreciation Right which had been granted at a higher exercise price or base price without the prior approval of the Company's stockholders; (vii) to make adjustments in the terms and conditions (including Performance Goals) applicable to Benefits; (viii) to construe and interpret the Program and any Benefit; (ix) to prescribe, amend and rescind rules and regulations relating to the Program, including any sub-Program contemplated by Section 10; (x) to determine the terms and provisions of any Benefit Agreement (which need not be identical for each Grantee); and (xi) to make all other determinations deemed necessary or advisable for the administration of the Program. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Program or in any Benefit Agreement in the manner and to the extent it shall deem necessary or advisable to carry the Program into effect and shall be the sole and final judge of such necessity or advisability.

        A majority of the members of the Committee shall constitute a quorum and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Program may be made without notice of a meeting of the Committee by a writing signed by all of the Committee members. The decision of the Committee as to all questions of interpretation, application and administration of the Program shall be final, binding and conclusive on all persons.

        The Committee may, from time to time, delegate any or all of its duties, powers and authority to any officer or officers of the Company, except to the extent such delegation would be inconsistent with Rule 16b-3 of the Securities and Exchange Commission or other applicable law, rule or regulation. The Chief Executive Officer of the Company may grant Benefits under the Program other than to persons subject to Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company at the time that delegated authority is exercised. All such grants by the Chief Executive Officer shall be reported annually to the Committee; however, the Committee is not required to take any action with respect to such grants. No Committee member or delegate thereof shall be liable for any action taken or determination made, or which the Committee member or delegate fails to take or make, in good faith with respect to the Program or any Benefit.

3.     PARTICIPANTS.

        Participants in the Program shall consist of the employees of the Company or any of its Subsidiaries who the Committee in its sole discretion may designate from time to time to receive Benefits, optionees who are eligible to receive Replacement Options with respect to options granted under an Abbott Stock Program that include a replacement option feature, and, solely for purposes of receiving Benefits under Section 11 and Section 12, Non-Employee Directors of the Company. The Committee's designation of a person to receive a Benefit in any year shall not require the Committee to designate such person to receive a Benefit in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits, including without limitation (i) the financial condition of the Company; (ii) anticipated profits for the current or future years; (iii) contributions of participants to the profitability and development of the Company; (iv) prior awards to participants; and (v) other compensation provided to participants. Notwithstanding the foregoing, Adjusted Awards may be granted under the Program in accordance with the terms of the Employee Matters Agreement.

4.     SHARES RESERVED UNDER THE PROGRAM AND ADJUSTMENTS.

        Subject to adjustment as provided in this Section 4, the maximum number of Shares available for issuance under the Program is 100,000,000 Shares (the "Share Limit"). Such Shares may, in whole or in part, be authorized but unissued Shares or Shares that have been or may be reacquired by the Company in the open market, in private transactions or otherwise.

        With respect to Benefits other than Adjusted Awards: (i) if there is a lapse, expiration, termination, forfeiture or cancellation of any Benefit without the issuance of Shares or payment of cash thereunder, the Shares reserved for such Benefit may again be used for the grant of new Benefits of any type authorized under the Program; provided, however, that in no event may the number of Shares issued under the Program exceed the total number of Shares reserved for issuance hereunder; and (ii) Shares that are issued under any Benefit and thereafter reacquired by the Company pursuant to rights reserved upon the issuance thereof, or pursuant to the payment of the exercise price of Shares under options by delivery of other Shares, or Shares under options or stock-settled Stock Appreciation Rights that were not issued upon the net exercise or net settlement of such options or Stock Appreciation Rights, or Shares repurchased by the Company with the proceeds collected in connection with the exercise of outstanding options, or Shares that are exchanged by a Grantee or withheld by the Company to satisfy tax withholding requirements in connection with any Program Benefit shall not be available for subsequent awards of Program Benefits. Upon the exercise of any Benefit granted in tandem with any other Benefits, such related Benefits shall be canceled to the extent of the number of Shares as to which the Benefit is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for Program Benefits. Benefits that may be settled only in cash shall not reduce the number of Shares available for subsequent awards of Benefits.

        The maximum number of Shares with respect to which Non-Qualified Stock Options under Section 6 and Stock Appreciation Rights under Section 9(a) may be granted to any one participant in the aggregate in any one calendar year shall be 2,000,000 Shares. Determinations made in respect of the limitation set forth in this paragraph shall be made in a manner consistent with Code Section 162(m).

        Notwithstanding anything in the Program to the contrary, (i) any Shares issued, or awards granted, under the Program pursuant to Adjusted Awards shall not count against the Share Limit or the Individual Limits, and (ii) the lapse, expiration, termination, forfeiture or cancellation of any Adjusted Award without the issuance of Shares or payment of cash thereunder shall not result in an increase in the number of Shares available for issuance under the Program.

        Except as provided in a Benefit Agreement or as otherwise provided in the Program, if the Committee determines that any special dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an equitable change or adjustment relating to the Program or Program Benefits is appropriate, then the Committee shall make any such equitable changes or adjustments as it deems necessary or appropriate, including by way of illustration, changes or adjustments to any or all of (i) the number and kind of Shares or other property (including cash) that may thereafter be issued in connection with Benefits, including the Share Limit, (ii) the number and kind of Shares or other property issued or issuable in respect of outstanding Benefits, (iii) the exercise price, grant price or purchase price relating to any Benefit, (iv) the Performance Goals and (v) the individual and other limitations applicable to Benefits, including the Individual Limits; provided that no such adjustment shall cause any Benefit hereunder which is or becomes subject to Code Section 409A to fail to comply with the requirements of such section; and provided further that, unless otherwise determined by the Committee, any additional Shares or other securities or property issued with respect to Shares covered by awards granted under the Program as a result of any stock split, combination, stock dividend, recapitalization or other adjustment event described in this Section 4 shall be subject to the restrictions and other provisions of the original Benefit awarded under the Program.

5.     TYPES OF BENEFITS.

        The following Benefits, alone or in combination, may be granted under the Program: (i) Nonqualified Stock Options, (ii) Restricted Stock Awards, (iii) Restricted Stock Units, (iv) Performance Awards, (v) Other Share-Based Awards (including Stock Appreciation Rights, dividend equivalents and recognition awards), (vi) awards to Non-Employee Directors, and (vii) Foreign Benefits, all as described below.

6.     NON-QUALIFIED STOCK OPTIONS.

        (a)    In General.

        The Committee may grant Nonqualified Stock Options to Grantees which may be subject to such restrictions, terms and conditions as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Benefit Agreement.

        The Committee shall determine the exercise price for each Share purchasable under an option, but in no event shall the exercise price per Share be less than the Fair Market Value of a Share on the option's date of grant. The exercise price shall be paid in full at the time of exercise, and payment may be made as determined by the Committee, including: (i) in cash, which may be paid by check, or other instrument acceptable to the Company; (ii) unless otherwise provided in the Benefit Agreement, in Shares having a then market value equal to the aggregate exercise price (including by withholding Shares that otherwise would be distributed to the Grantee upon exercise of the option); (iii) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sales proceeds from the option Shares or loan proceeds to pay the exercise price; or (iv) by any other method permitted by the Committee. Any amount necessary to satisfy applicable federal, state or local tax withholding requirements (or corresponding requirements under applicable laws in non-U.S. jurisdictions) shall be paid promptly upon notification of the amount due. The amount of tax withholding may be paid in Shares having a then market value equal to the amount required to be withheld (including by withholding Shares that otherwise would be distributed to the Grantee upon exercise of the option), or a combination of cash and Shares.

        An option shall be exercisable over its term (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Benefit Agreement. An option may be exercised to the extent of any or all full Shares as to which the option has become exercisable, by giving written, electronic or telephonic notice of such exercise to the Committee or its designated agent, in such form as the Committee may prescribe. Notwithstanding the foregoing, no option granted pursuant to this Section 6 shall be exercisable earlier than six months from its date of grant.

        Except as otherwise provided in the applicable Benefit Agreement, (i) in the event of termination of employment for any reason other than retirement, disability or death, the right of the optionee to exercise an option shall terminate upon the earlier of the end of the original term of the option or three months after the optionee's last day of work for the Company or its Subsidiaries; (ii) in the event of termination of employment due to retirement or disability, or if the optionee should die while employed, the right of the optionee or his or her successor in interest to exercise an option shall terminate upon the end of the original term of the option; and (iii) if the optionee should die within three months after termination of employment for any reason other than retirement or disability, the right of his or her successor in interest to exercise an option shall terminate upon the earlier of the end of the original term of the option or three months after the date of such death.

        (b)    Replacement Options.

        Certain Adjusted Awards comprised of stock options originally granted under an Abbott Stock Program provide for the grant of replacement options if all or any portion of the exercise price or taxes incurred in connection with the exercise of the original option are paid by delivery of other Shares (or, in the case of payment of taxes, by withholding of Shares). The Committee may grant replacement options ("Replacement Options") under the Program only to the extent required with respect to such options granted under an Abbott Stock Program and with respect to Replacement Options granted with a replacement option feature. Any Replacement Options granted under the Program shall be Nonqualified Stock Options. In addition, any such Replacement Options shall (i) cover the number of Shares surrendered to pay the exercise price plus the number of Shares surrendered or withheld to satisfy the optionee's tax liability, (ii) have an exercise price equal to 100% of the Fair Market Value of such Shares on the date such Replacement Option is granted, (iii) first be exercisable six months from the date such Replacement Option is granted, (iv) have an expiration date identical to the expiration date of the original option, and (v) contain a similar replacement option feature.

7.     RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNITS.

        (a)    Restricted Stock Awards.

        The Committee may grant Restricted Stock Awards, subject to such restrictions, terms and conditions as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Benefit Agreement (provided that any such Benefit is subject to the vesting requirements described herein). The vesting of a Restricted Stock Award may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary, upon the attainment of specified Performance Goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

        Except as provided in the applicable Benefit Agreement, no Shares underlying a Restricted Stock Award may be sold, assigned, transferred, or otherwise encumbered or disposed of by the Grantee until such Shares have vested in accordance with the terms of such Benefit. Subject to such other restrictions as are imposed by the Committee, the Shares covered by an award of Restricted Stock to a participant who is subject to Section 16 of the Exchange Act may be sold or otherwise disposed of only after six months from the grant date (unless such sale would not affect the exemption under Rule 16b-3 of the Securities and Exchange Commission).

        If and to the extent that the applicable Benefit Agreement may so provide, a Grantee shall have the right to vote and receive dividends on Restricted Stock granted under the Program. Unless otherwise provided in the applicable Benefit Agreement, any Shares received as a dividend on or in connection with a stock split of the Shares underlying a Restricted Stock Award awarded under this Section shall be subject to the same restrictions as the Shares underlying such Restricted Stock Award.

        Upon the termination of a Grantee's employment or service with the Company and its Subsidiaries, the Restricted Stock granted to such Grantee shall be subject to the terms and conditions specified in the applicable Benefit Agreement.

        (b)    Restricted Stock Units.

        The Committee may grant Restricted Stock Units, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Benefit Agreement (provided that any such Restricted Stock Unit is subject to the vesting requirements described herein). The vesting of a Restricted Stock Unit granted under the Program may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary, upon the attainment of specified Performance Goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

        Unless otherwise provided in a Benefit Agreement, upon the vesting of a Restricted Stock Unit there shall be delivered to the Grantee, as soon as practicable following the date on which such Benefit (or any portion thereof) vests (but in no event later than two and one-half months following the end of the calendar year in which such Restricted Stock Unit vests), subject to Section 13, that number of Shares equal to the number of Restricted Stock Units that have vested (or the cash equivalent thereof in the case of a cash-settled award).

        Except as provided in the applicable Benefit Agreement, a Restricted Stock Unit may not be sold, assigned, transferred or otherwise encumbered or disposed of by the Grantee. Subject to the requirements of Code Section 409A, Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Shares subject to the Benefit (both before and after the Benefit is earned or vested), which payments may be either made currently or credited to an account for the participant, and may be settled in cash or Shares, as determined by the Committee. Any such settlements and any such crediting of dividend equivalents may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Share equivalents.

        Upon the termination of a Grantee's employment or service with the Company and its Subsidiaries, the Restricted Stock Units granted to such Grantee shall be subject to the terms and conditions specified in the applicable Benefit Agreement.

8.     PERFORMANCE AWARDS.

        The Committee may grant Benefits including Restricted Stock, Restricted Stock Units and Other Share-Based Awards, which may be earned in whole or in part based on the attainment of performance goals established by the Committee, which shall be based on one or more of the following criteria: earnings per share, return on equity, return on assets, return on net assets, return on investment, total stockholder return, net operating income, cash flow, increase in revenue, economic value added, increase in share price or cash flow return on investment, and any combination of, or a specified increase in, any of the foregoing (the "Performance Goals"). Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). In addition, partial achievement of Performance Goals may result in payment or vesting corresponding to the degree of achievement of the Performance Goal. Where necessary to satisfy the requirements of Code Section 162(m), each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles or such other objective standards satisfying the requirements of Code Section 162(m), and shall be subject to written certification by the Committee; provided that, to the extent a Benefit is intended to satisfy the performance-based compensation exception to the limits of Code Section 162(m) and then to the extent consistent with such exception, the Committee may make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. No payment shall be made to a Covered Employee prior to the written certification by the Committee that the Performance Goals have been attained. The Committee may establish such other rules applicable to Benefits intended to be qualified performance-based compensation to the extent consistent with Code Section 162(m).

        The maximum amount which may be granted under this Section 8 for any one year for any one participant shall be $15 million, determined by multiplying the number of Shares or units granted under the Benefit by the Fair Market Value of a Share on the date of grant. For any performance period in excess of one year, such maximum value shall be determined by multiplying $15 million by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve.

        Payments earned in respect of any Benefit may be decreased or, with respect to any Grantee who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. Notwithstanding the foregoing, any Benefits may be adjusted in accordance with Section 4.

9.     OTHER SHARE-BASED AWARDS AND RECOGNITION AWARDS.

        (a)    Other Share-Based Awards.

        The Committee may grant Other Share-Based Awards, including Stock Appreciation Rights, under terms and conditions specified by the Committee in the applicable Benefit Agreement, which may include the attainment of Performance Goals; provided, however, that with respect to a Stock

Appreciation Right, in no event shall (i) the base price per Share be less than the Fair Market Value of a Share on the Stock Appreciation Right's date of grant, or (ii) the term of such Stock Appreciation Right exceed ten years from the date of grant. Such terms and conditions shall be consistent with the terms of the Program. Shares or other securities or property delivered pursuant to a Benefit in the nature of a purchase right granted under this Section 9 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Benefits, notes or other property, as the Committee shall determine, subject to any required corporate action.

        (b)    Recognition Awards.

        In addition to Restricted Stock Awards governed by Section 7(a), the Committee may grant fully vested Shares to employees of the Company, its Subsidiaries, in recognition of the employee's contribution to the Company; provided that the aggregate value of such recognition awards granted in any fiscal year to any single individual shall not exceed 1,000 Shares.

10.   FOREIGN BENEFITS.

        The Committee may grant Benefits to employees of the Company and its Subsidiaries who reside in foreign jurisdictions. Notwithstanding anything in the Program to the contrary, the Committee may, in its sole discretion: (i) amend or vary the terms of the Program to conform such terms with the requirements of each jurisdiction where a Subsidiary is located; (ii) amend or vary the terms of the Program in each jurisdiction where a Subsidiary is located as it considers necessary or desirable to take into account or to mitigate or reduce the burden of taxation and social security contributions for participants and/or the Subsidiary; or (iii) amend or vary the terms of the Program in each jurisdiction where a Subsidiary is located as it considers necessary or desirable to meet the goals and objectives of the Program. The Committee may, where it deems appropriate in its sole discretion, establish one or more sub-Programs for these purposes. The terms and conditions contained herein which are subject to variation in a jurisdiction shall be reflected in a written attachment to the Program for each Subsidiary in such jurisdiction. The Committee may, in its sole discretion, also establish administrative rules and procedures to facilitate the operation of the Program in each jurisdiction where a Subsidiary is located. To the extent permitted under applicable law, the Committee may delegate its authority and responsibilities under this Section 10 to one or more officers of the Company. In this regard and to the extent permitted under applicable law, the Committee hereby delegates its authority and responsibilities under this Section 10 to the Senior Vice President, Human Resources.

11.   NONQUALIFIED STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS.

        Each Non-Employee Director may elect to receive any or all of his or her fees earned under Section 3 of the AbbVie Non-Employee Directors' Fee Plan (the "Directors' Fee Plan") in the form of Nonqualified Stock Options under this Section. Each such election shall be irrevocable, and must be made in writing and filed with the Secretary of the Company by December 31 of the calendar year preceding the period in which such fees are earned. A Non-Employee Director may file a new election each calendar year applicable to fees earned in the immediately succeeding calendar year, provided that a new election to receive benefits in the form of options shall not be effective until the period covered by the Non-Employee Director's current election has ended. If no new election is received by December 31 of any calendar year, the election, if any, then in effect shall continue in effect until a new election is made and has become effective. If a director does not elect to receive his or her fees in the form of Nonqualified Stock Options, the fees due such director shall be paid or deferred as provided in the Directors' Fee Plan and any applicable election thereunder by the director.

        Each Nonqualified Stock Option due to a director under the Program pursuant to an election shall be granted annually, on the date of the annual stockholders meeting. Except as otherwise provided, each such Nonqualified Stock Option shall be (i) subject to the terms and conditions of Section 6, (ii) immediately exercisable and non-forfeitable, and (iii) exercisable until the expiration of ten years from the date of grant. Non-Employee Directors who hold replacement options granted under an Abbott Stock Program shall also receive Replacement Options consistent with the provisions of Section 6(b).

12.   RESTRICTED STOCK UNITS TO NON-EMPLOYEE DIRECTORS.

        Each year, on the date of the annual stockholders meeting, each person who is elected a Non-Employee Director at the annual stockholders meeting shall be awarded Restricted Stock Units covering a number of Shares with a Fair Market Value on the date of the award closest to, but not in excess of, the sum of (i) an amount equal to six times the monthly fee in effect under Section 3.1 of the Directors' Fee Plan on the date of the award, and (ii) $50,000.

        The Restricted Stock Units granted to Non-Employee Directors shall be fully vested on the date of the award and shall be awarded and/or issued or paid in a manner that will comply with Code Section 409A. Subject to the requirements of Code Section 409A, the Non-Employee Director receiving the Restricted Stock Units shall be entitled to receive one Share for each Restricted Stock Unit upon the earliest of (i) the director's "separation from service" (within the meaning of Code Section 409A), (ii) the date the director dies, or (iii) the date of occurrence of a Change in Control that also qualifies as a "change in control event" (within the meaning of Treasury Regulation Section 1.409A-3(i)(5)).

        Subject to the requirements of Code Section 409A, the Non-Employee Director receiving the Restricted Stock Units shall be entitled to receive cash payments equal to the dividends and distributions paid on the Shares (other than dividends or distributions of securities of the Company which may be issued with respect to its Shares by virtue of any stock split, combination, stock dividend or recapitalization) to the same extent as if each Restricted Stock Unit was a Share, and those Shares were not subject to the restrictions imposed by the Program, provided that the record date with respect to such dividend or distribution occurs within the period commencing with the date of grant of the Benefit and ending upon the earliest of (i) the date of the director's death, (ii) the date of the director's "separation from service" (within the meaning of Code Section 409A), (iii) the date of the occurrence of a Change in Control that also qualifies as a "change in control event" (within the meaning of Treasury Regulation Section 1.409A-3(i)(5)), or (iv) such other date specified in the Benefit Agreement.

        While outstanding, the Restricted Stock Units may not be sold, assigned, transferred, pledged, hypothecated, exchanged or otherwise disposed of except by will or the laws of descent and distribution.

        Except in the event of conflict, all provisions of the Program shall apply to this Section 12. In the event of any conflict between the other provisions of the Program and this Section 12, this Section 12 shall control.

13.   CHANGE IN CONTROL PROVISIONS.

        (a)   Notwithstanding any other provision of this Program, the following provisions shall apply upon the occurrence of a Change in Control, unless otherwise provided in a Benefit Agreement:

            (i)  All options then outstanding under this Program shall become fully vested and exercisable as of the date of the Change in Control, whether or not then otherwise vested or exercisable;

           (ii)  All Stock Appreciation Rights and Other Share-Based Awards then outstanding shall become fully vested and exercisable as of the date of the Change in Control, whether or not then otherwise vested or exercisable;

          (iii)  All terms and conditions of all Restricted Stock Awards then outstanding shall be deemed satisfied and all restrictions on those Restricted Stock Awards will lapse as of the date of the Change in Control;

          (iv)  All terms and conditions of all Restricted Stock Units then outstanding shall be deemed satisfied and all restrictions on those Restricted Stock Units will lapse as of the date of the Change in Control; and

           (v)  All performance criteria shall be deemed to have been attained and all Performance Awards then outstanding shall be deemed to have been fully earned and to be immediately payable as of the date of the Change in Control.

        Notwithstanding the foregoing, with respect to each Benefit that is subject to Code Section 409A, if a Change in Control would have occurred under the Program but such Change in Control does not also qualify as a "change in control event" (within the meaning of Treasury Regulation Section 1.409A-3(i)(5)), then each such Benefit shall become vested and non-forfeitable; provided, however, that the Grantee shall not be able to exercise the Benefit, and the Benefit shall not become payable, except in accordance with the terms of such Benefit or until such earlier time as the exercise and/or payment complies with Code Section 409A.

        (b)   A "Change in Control" shall be deemed to have occurred on the earliest of the following dates:

            (i)  The date any Person is or becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

           (ii)  The date the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

          (iii)  The date on which there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary of the Company with any other corporation or other entity, other than (A) a merger or consolidation (1) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a Subsidiary, the ultimate parent thereof, and (2) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities; or

          (iv)  The date the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company, in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, in substantially the same proportions as their ownership of the Company immediately prior to such sale.

        Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

        For purposes of the Program: "Affiliate" shall have the meaning set forth in Rule 12b-2 under Section 12 of the Exchange Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act; "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and as used in Section 13(d) and 14(d) thereof and the rules thereunder, except that such term shall not include (w) the Company or any of its Subsidiaries, (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, (y) an underwriter temporarily holding securities pursuant to an offering of such securities, or (z) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Shares; and "Subsidiary" shall mean any corporation, partnership, joint venture or business trust, 50% or more of the control of which is owned, directly or indirectly, by the Company.

        (c)   In the event that, in connection with a Change in Control, outstanding options under the Program are either assumed or converted into substituted options consistent with Section 4, each such assumed or substituted option shall continue to be subject to the same terms and conditions (including, without limitation, with respect to any right to receive replacement options upon option exercise) to which it was subject immediately prior to the transaction resulting in the assumption or substitution.

        (d)   Unless otherwise provided in a Benefit Agreement, upon a Change in Control in which the outstanding Shares are changed into, or exchanged for, property (including cash) other than solely stock or securities of the Company or another corporation (disregarding, for this purpose, cash paid in lieu of fractional shares), each Grantee may, to the extent such right would not cause the applicable stock option or Stock Appreciation Right to be considered deferred compensation for purposes of Code Section 409A, elect to receive, immediately following such Change in Control, in exchange for cancellation of any stock option or Stock Appreciation Right held by such Grantee immediately prior to the Change in Control, a cash payment with respect to each Share subject to such option or right, equal to the difference between the value of consideration (as determined by the Committee) received by the stockholders for a Share in the Change in Control, less any applicable purchase price.

        (e)   Notwithstanding any other provision of the Program, if a Change in Control occurs, the Adjusted Awards shall be handled as described in the Employee Matters Agreement.

14.   GENERAL PROVISIONS.

        (a)    Adjusted Awards.

        Notwithstanding anything in the Program to the contrary, the terms of the Program will apply to Adjusted Awards only to the extent that they are not inconsistent with the Employee Matters Agreement and the terms of the applicable Adjusted Awards assumed in accordance with the Employee Matters Agreement. To the extent that the terms of the Program are inconsistent with the terms of an Adjusted Award Benefit Agreement, the terms of the applicable Adjusted Award shall be governed by the Employee Matters Agreement, the applicable Abbott Stock Program, and the applicable Benefit Agreement.

        (b)    Nontransferability, Deferrals and Settlements.

        Unless otherwise determined by the Committee or provided in a Benefit Agreement, Benefits shall not be transferable by a Grantee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative. Notwithstanding the foregoing, any transfer of Benefits to independent third parties for cash consideration without stockholder approval is prohibited. Any Benefit shall be null and void and without effect upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, trustee process or similar process, whether legal or equitable, upon such Benefit. With respect to Benefits other than options, the Committee may require or permit Grantees to elect to defer the issuance of Shares (with settlement in cash or Shares as may be determined by the Committee or elected by the Grantee in accordance with procedures established by the Committee), or the settlement of Benefits in cash under such rules and procedures as established under the Program to the extent that such deferral complies with Code Section 409A and any regulations or guidance promulgated thereunder. It may also provide that such deferred settlements include the payment or crediting of interest, dividends or dividend equivalents on the deferral amounts.

        (c)    No Right to Continued Employment, etc.

        Nothing in the Program or in any Benefit granted or any Benefit Agreement or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ or service of the Company, any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Program or such Benefit Agreement or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee's employment or service.

        (d)    Sale of Subsidiary.

        For all purposes hereunder, except as otherwise provided by the Committee, a Grantee's employment or service with a Subsidiary shall be deemed to be terminated on the day such entity ceases to be a Subsidiary of the Company.

        (e)    Taxes.

        The Company shall be entitled to withhold, or require a participant to remit to the Company, the amount of any tax attributable to any amount payable or Shares deliverable under the Program. The Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction, and the Company shall have no liability to any participant for exercising the foregoing right. The Committee may, in its sole discretion and subject to such rules as it may adopt, permit or require a Grantee to pay all or a portion of the federal, state and local taxes, including social security and Medicare withholding tax (or corresponding taxes under applicable laws in non-U.S. jurisdictions), arising in connection with the receipt or exercise of any Benefit, by (i) having the Company withhold Shares, (ii) tendering Shares received in connection with such Benefit back to the Company, or (iii) delivering other previously acquired Shares having a Fair Market Value approximately equal to the amount to be withheld.

        (f)    Amendment and Termination.

        The Program may be amended or terminated at any time by action of the Board. However, no amendment may, without stockholder approval: (i) increase the aggregate number of Shares available for Benefits (except to reflect an event described in Section 4); (ii) extend the term of the Program; or (iii) change or add a category or categories of individuals who are eligible to participate in the Program. No amendment or termination of the Program may materially and adversely modify any person's rights under the express terms and conditions of an outstanding Benefit without such person's written consent.

        (g)    Duration of Program.

        Unless earlier terminated by the Board pursuant to the provisions of the Program, the Program shall expire on the tenth anniversary of its Effective Date. No Benefits shall be granted under the Program after such date.

        (h)    No Rights to Benefits; No Stockholder Rights.

        No individual shall have any claim to be granted any Benefit under the Program, and there is no obligation for uniformity of treatment of Grantees. No individual shall have any right to a Benefit or to payment or settlement under any Benefit unless and until the Committee or its designee shall have determined that a Benefit or payment or settlement is to be made. Except as provided specifically herein, a Grantee or a transferee of a Benefit shall have no rights as a stockholder with respect to any Shares covered by the Benefit until the date of the issuance of such Shares.

        (i)    Unfunded Status of Benefits.

        The Program is intended to constitute an "unfunded" plan for purposes of incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to a Benefit, nothing contained in the Program or any Benefit shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

        (j)    No Fractional Shares.

        No fractional Shares shall be issued or delivered pursuant to the Program or any Benefit. The Committee shall determine whether cash, other Benefits, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

        (k)    Regulations and Other Approvals.

        The obligation of the Company to sell or deliver Shares with respect to any Program Benefit shall be subject to all applicable laws, rules and regulations, including all applicable securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

        (l)    Listing, Registration or Qualification of Shares.

        Each Benefit is subject to the requirement that, if at any time the Committee or its delegate determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Program is required by any securities exchange or under any state or federal law (or corresponding requirements under applicable laws in non-U.S. jurisdictions), or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of a Benefit or the issuance of Shares, no such Benefit shall be granted or payment made or

Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee or its delegate.

        (m)    Restricted Securities.

        If the disposition of Shares acquired pursuant to the Program is not covered by a then current registration statement under the Securities Act of 1933 (the "Securities Act"), and is not otherwise exempt from such registration, then such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder and the Committee may require a Grantee receiving Shares pursuant to the Program, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such Grantee is acquired for investment only and not with a view to distribution.

        (n)    Section 409A.

        Notwithstanding any provision of the Program, to the extent that any Benefit would be subject to Code Section 409A, no such Benefit may be granted if it would fail to comply with the requirements set forth in Code Section 409A. To the extent that the Committee determines that the Program or any Benefit is subject to Code Section 409A and fails to comply with the requirements of Code Section 409A, notwithstanding anything to the contrary contained in the Program or in any Benefit Agreement, the Committee reserves the right to amend or terminate the Program and/or amend, restructure, terminate or replace the Benefit, without the consent of the Grantee, to cause the Benefit to either not be subject to Code Section 409A or to comply with the applicable provisions of such section. In addition, for each Benefit subject to Code Section 409A, a termination of employment or service with the Company and its Subsidiaries shall be deemed to have occurred under the Program with respect to such award on the first day on which an individual has experienced a "separation from service" within the meaning of Code Section 409A.

        (o)    Governing Law.

        The Program and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

        (p)    Construction.

        Any reference in the Program to any law, statute, rule, regulation, or official guidance thereunder, shall be construed as a reference to such law, statute, rule, regulation, or official guidance, as the same may be amended, from time to time, or any successor provision to such law, statute, rule, regulation or official guidance.

        (q)    Effective Date.

        The Program shall become effective as of January 1, 2013 (the "Effective Date").

15.   DEFINITIONS.

        For purposes of the Program, the following terms shall be defined as set forth below:

          (a)   "Abbott Stock Program" has the meaning ascribed to it in the Employee Matters Agreement.

          (b)   "Adjusted Awards" means awards granted under the Abbott Stock Programs and converted into awards denominated with respect to Shares, as described in the Employee Matters Agreement, as well as any Replacement Options granted subsequent to the Effective Date.

          (c)   "Benefit" means a grant under the Program of any of the types of awards described in Section 5.

          (d)   "Benefit Agreement" means any written agreement, contract, or other instrument or document evidencing the terms and conditions of a Benefit.

          (e)   "Board" means the Board of Directors of the Company.

          (f)    "Change in Control" has the meaning ascribed to it in Section 13.

          (g)   "Code" means the Internal Revenue Code of 1986, as amended.

          (h)   "Committee" has the meaning ascribed to it in Section 2.

          (i)    "Company" or "AbbVie" means AbbVie Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

          (j)    "Covered Employee" has the meaning ascribed to it in Code Section 162(m)(3).

          (k)   "Effective Date" has the meaning ascribed to it in Section 14(q).

          (l)    "Employee Matters Agreement" means the Employee Matters Agreement by and between Abbott Laboratories and AbbVie Inc., dated as of December 31, 2012.

          (m)  "Exchange Act" means the Securities Exchange Act of 1934.

          (n)   "Fair Market Value" means, with respect to Shares or other property, the fair market value of such Share or other property determined by such methods or procedures as shall be established from time to time by the Committee.

          (o)   "Grantee" means (i) a person who, as a Non-Employee Director of the Company or an employee of the Company or a Subsidiary of the Company, or a beneficiary or estate of such person, has been granted a Benefit, or (ii) a recipient of an Adjusted Award in accordance with the terms of the Employee Matters Agreement.

          (p)   "Individual Limits" means the limitations on awards to a single individual set forth in the third paragraph of Section 4 and in the second paragraph of Section 8.

          (q)   "Non-Employee Director" means a member of the Board who is not a full-time employee of the Company or any of its Subsidiaries.

          (r)   "Nonqualified Stock Option" means any option that is not intended to be designated as an incentive stock option within the meaning of Code Section 422.

          (s)   "option" means a contractual right granted to a Grantee under the Program to purchase Shares at a specified price.

          (t)    "optionee" means a person who, as a Non-Employee Director of the Company or an employee of the Company or a Subsidiary of the Company, or a beneficiary or estate of such person, has been granted an option.

          (u)   "Other Share-Based Award" means a Benefit granted to a Grantee pursuant to Section 9, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares.

          (v)   "Performance Goals" has the meaning ascribed to it in Section 8.

          (w)  "Person" has the meaning ascribed to it in Section 13(b).

          (x)   "Program" means this AbbVie 2013 Incentive Stock Program, as amended from time to time.

          (y)   "Replacement Options" has the meaning ascribed to it in Section 6(b).

          (z)   "Restricted Stock" or "Restricted Stock Award" means Shares awarded to a Grantee under Section 7(a), without payment, as compensation for services to the Company or its Subsidiaries, which are subject to vesting restrictions, which may include the attainment of specified Performance Goals.

          (aa) "Restricted Stock Unit" means a contractual right to receive a number of Shares or an amount of cash equal to the value of that number of Shares corresponding to the number of units granted to a Grantee, without payment, as compensation for services to the Company or its Subsidiaries, which right may be subject to vesting restrictions including the attainment of specified Performance Goals.

          (bb) "Senior Vice President, Human Resources" means the Company's Senior Vice President, Human Resources, or the individual holding equivalent duties and responsibilities.

          (cc) "Shares" means shares of the Company's common stock.

          (dd) "Stock Appreciation Right" means an Other Share-Based Award, payable in cash or Shares, that entitles a Grantee upon exercise to the excess of the Fair Market Value of the Shares underlying the Benefit over a base price established by the Committee in respect of such Shares.

          (ee) "Subsidiary" has the meaning ascribed to it in Section 13(b).

          (ff)  "Treasury Regulations" means the Federal tax regulations promulgated by the United States Department of Treasury.

AbbVie Inc.
1 North Waukegan Road
North Chicago, Illinois 60064 U.S.A.

Notice of Annual Meeting
of Stockholders
and Proxy Statement

Meeting Date
May 6, 2013

YOUR VOTE IS IMPORTANT!
Please sign and promptly return your proxy
in the enclosed envelope or vote your
shares by telephone or using the Internet.

Reservation Form for Annual Meeting

I am a stockholder of AbbVie Inc. and I plan to attend the Annual Meeting to be held at the Beechwood Hotel, 363 Plantation Street, Worcester, Massachusetts 01605 at 9:00 a.m. on May 6, 2013.

Please send me an admission card for each of the following persons.

Name	Name
Address	Address
City	City
State	State
Zip Code	Zip Code
Phone Number ( )	Phone Number ( )

If you plan to attend the meeting, please complete the Reservation Form and send it to AbbVie Inc., Annual Meeting Ticket Requests, AP34, 1 North Waukegan Road, North Chicago, Illinois 60064. Due to space limitations, Reservation Forms must be received before April 29, 2013. An admission card, along with a form of photo identification, admits one person. A stockholder may request two admission cards, but a guest must be accompanied by a stockholder.

To avoid a delay in the receipt of your admission card, do not return this form with your proxy card or mail it in the enclosed business envelope.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 6, 2013. Meeting Information ABBVIE INC. Meeting Type: Annual Meeting For holders as of: March 8, 2013 Date: May 6, 2013 Time: 9:00 AM ET Location: Beechwood Hotel 363 Plantation Street Worcester, MA 01605 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. ABBVIE INC. 1 NORTH WAUKEGAN ROAD NORTH CHICAGO, IL 60064 M53649-P33206 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2013 to facilitate timely delivery. M53650-P33206 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Class I Directors Nominees: 01) William H.L. Burnside 02) Edward J. Rapp 03) Roy S. Roberts The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote 1 YEAR on the following proposal: 2. Ratification of Ernst & Young LLP as auditors of AbbVie for 2013. 4. Say When on Pay - An advisory vote on the frequency of the advisory stockholder vote to approve executive compensation. 3. Say on Pay - An advisory vote on the approval of executive compensation. The Board of Directors recommends you vote FOR the following proposal: 5. Approval of the AbbVie 2013 Incentive Stock Program. M53651-P33206

M53652-P33206

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For All Withhold All For All Except ABBVIE INC. The Board of Directors recommends you vote FOR the following: 1. Election of Class I Directors Nominees: 01) William H.L. Burnside 02) Edward J. Rapp 03) Roy S. Roberts The Board of Directors recommends you vote 1 YEAR on the following proposal: The Board of Directors recommends you vote FOR the following proposals: Against 1 Year 3 Years Abstain 2 Years Abstain For 2. Ratification of Ernst & Young LLP as auditors of AbbVie for 2013. 4. Say When on Pay - An advisory vote on the frequency of the advisory stockholder vote to approve executive compensation. 3. Say on Pay - An advisory vote on the approval of executive compensation. Abstain For Against The Board of Directors recommends you vote FOR the following proposal: 5. Approval of the AbbVie 2013 Incentive Stock Program. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Sunday, May 5, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Sunday, May 5, 2013. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ABBVIE INC. 1 NORTH WAUKEGAN ROAD NORTH CHICAGO, IL 60064 M53847-P33206

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. M53848-P33206 ABBVIE INC. Annual Meeting of Stockholders May 6, 2013 9:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Richard A. Gonzalez and Laura J. Schumacher, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of AbbVie Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, ET on Monday, May 6, 2013, at the Beechwood Hotel, 363 Plantation Street, Worcester, Massachusetts 01605, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side